UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

April 30, 2011	Semi-Annual Report

Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Emerging Market Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder North American Equity Fund
Schroder Total Return Fixed Income Fund
Schroder Multi-Asset Growth Portfolio

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

International Alpha Fund	27

International Multi-Cap Value Fund	30

Emerging Market Equity Fund	42

U.S. Opportunities Fund	46

U.S. Small and Mid Cap Opportunities Fund	50

North American Equity Fund	53

Total Return Fixed Income Fund	61

Multi-Asset Growth Portfolio	68

Statements of Assets and Liabilities	72

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	86

Disclosure of Fund Expenses	102

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 1, 2011

Dear Shareholder:

The final quarter of 2010 saw a revival in risk appetite as fears of a double dip recession faded. Equity markets rallied on the back of better economic news as the lull in economic activity during the summer gave way to signs of stronger growth in the world economy. Orders and output, as measured by the purchasing managers’ indices, rose and retail spending in the U.S. picked up. Risk appetite also received a fillip from the arrival of further quantitative easing (known as QE2) by the U.S. Federal Reserve, with the U.S. central bank announcing plans to buy $600 billion of U.S. Treasury bonds by the middle of 2011, which is soon to expire as of this writing. Treasury yields fell sharply in anticipation of the move, driving investors to seek higher yielding and more risky assets such as high yield bonds, equities and commodities. Concerns that such action would result in higher inflation over the medium term were also reflected in market expectations. On a less positive note, the early portion of the reporting period also saw another crisis in the Eurozone, this time over Ireland, which led to an €85 billion bailout at the end of November. However, after a brief pause, markets continued along their upward path.

The beginning of 2011 brought two major shocks to markets: escalating political tension in the Middle East and North Africa (MENA) and natural disaster in Japan. While our sympathies are with those directly affected, such unpredictable events present major challenges, as they are outside the historical experience of most investors. The key question is whether the shocks will derail global activity and with it risk assets, which have been underpinned by the revival in growth.

The natural disaster in Japan is a tragedy for the country and its people. In terms of the impact on the economy, although much physical investment has been destroyed and output will fall significantly in the near term, the medium term outlook is more positive. Reconstruction is expected to lift Japanese GDP, thus making up the initial loss of output and then adding to activity. Japan’s high national savings rate means we do not see a problem in financing this expenditure. The impact on the rest of the world is limited since despite being the world’s third largest economy, Japan is not a major contributor to global demand.

Meanwhile, the recent surge in oil prices due to tensions in the Middle East is likely to pose a threat to global growth, but we are not forecasting a double dip scenario where the world returns to recession. More likely, this will squeeze real incomes through higher inflation and slow growth.  The combination of higher energy and food prices means that our forecast for global Consumer Price Index (“CPI”) has risen to 3.5% in 2011. The recycling of expenditure from oil producers to consumers will not occur rapidly enough to compensate in the near term. Excluding these factors, we expect the core rate in the U.S. and Europe to remain subdued given the presence of a significant output gap. UK inflation, however, continues to surprise on the upside and looks set to remain above the 3% threshold throughout the year.  Nonetheless, the rise in energy costs has brought an end to the process of revising growth up and has meant that we have had to increase our inflation forecast for this year.

Inflation also remains a concern in the emerging markets where commodity prices have a significant weight in the CPI basket and there is less spare capacity than in the developed world. Monetary policy is tightening as a result and raises the risk of a sharper slowdown in activity in the emerging world. Meanwhile, interest rates have also risen in the Eurozone. While reinforcing the European Central Bank’s hawkish credentials, such a move will exacerbate problems in the peripheral economies of Europe that are pursuing severe fiscal austerity measures.

In the face of a number of shocks, our central forecast is for a continuing recovery in global economic activity. We believe that the U.S. is on a sustainable footing as the recovery in the corporate sector supports a stronger labor market. Meanwhile, despite experiencing a pick up in inflation, emerging markets growth should remain robust.

Our U.S. growth forecast for 2011 remains slightly stronger than consensus despite the latter revising up their expectations. In particular, we are more positive on the labor market and a fall in the unemployment rate.  Another bright spot is the U.S. corporate sector where firms continue to maintain strong cash balances.  This has started to bring a revival in mergers and acquisitions activity and acceleration in investment spending.  From a valuation perspective, the U.S. appears attractive relative to historical levels.

By contrast, growth prospects in the UK and Europe are constrained by the start of the fiscal austerity measures. Moreover, Europe still faces potential headwinds, as we do not believe that the euro crisis is over and we expect concerns over solvency in the peripheral nations to persist throughout 2011. However, contagion should be contained by enhanced EU support.

The combination of fiscal consolidation and interest rates rises later in the year are likely to dampen growth in the UK. For Europe ex UK, we expect concerns over debt solvency of the peripheral nations to persist in 2011 but be contained with support from the authorities in Europe. Investors’ sentiment towards the region has become less negative against a backdrop of attractive valuations. However, there is the risk that the regulatory reforms proposed for the European banks could undermine the performance of this sector and those markets that have a higher weighting in banking stocks. As for Japan, while there is still uncertainty over the nuclear crisis in the aftermath of the earthquake in Japan, the recent sell-off in the market is looking overdone. Moreover, Japanese equities appear to be good value against other markets.  The repatriation of Japanese funds is likely to be supportive of the Japanese yen (JPY), but this has to be balanced against the potential rise in interest rate differentials between the JPY and the major currencies. Historically, Japan tends to benefit from pro-cyclical improvements in the U.S. economy when there is a pick up in monetary tightening expectations.

Sustainable growth prospects remain in the emerging world due to their stronger structural fundamentals including current account surplus positions. We expect the emerging countries to account for more than half of global growth this year and next. On the other hand, in terms of valuations, the discount between the emerging and developed markets is quite narrow at present indicating that some of the growth premium is already in the price. More broadly, there has been a further acceleration of inflation rates in the emerging economies over the past year and therefore, we expect policymakers to tighten monetary policy more rapidly in response to inflationary pressures and concerns over asset bubbles. For China, we forecast additional uplifts in the required reserve ratio of the country’s lenders and in interest rates. In the meantime, further monetary policy tightening by China could lead to a temporary setback not only for emerging equities but also for the Pacific ex Japan, chiefly such markets as Australia, Singapore, Hong Kong, and New Zealand.

As we stated in the Funds’ Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

We thank you for including Schroders in your financial plan, and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified and may not reflect the views of the portfolio managers on the date this Semi-Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of April 30, 2011.

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder International Alpha Fund (the “Fund”) gained 13.04% (Investor Shares) and 12.96% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 12.71%.

Market Background

Equities began the period well, responding to the tumbling dollar and further quantitative easing in the U.S. Despite the Eurozone’s structural and fiscal problems in ‘peripheral’ Europe and concerns over inflation in emerging markets, 2010 ended the year rallying on strong manufacturing data and broadly healthy economic signs from the U.S. The first part of 2011, until March 11, saw massive rotation out of emerging markets, due to worries about inflationary pressure and the ongoing normalization of monetary policies. As unrest in the Middle East intensified and the Japan tsunami hit, markets in the second half of March reversed their course and emerging markets were favored again. In April, emerging markets hit their highest levels in over 30 months. By the end of the six-month period, European sovereign concerns resurfaced, but markets remained resilient, and the U.S. economy continued to improve.

Portfolio Review

By region, the main drivers of outperformance were Japan and North America, while emerging markets was the main detractor. In Japan, the Fund benefited from both positive stock selection and an underweight positioning as the country underperformed the benchmark. The strongest sector within Japan in relative terms was consumer discretionary factor, after strong performances from Sekisui Chemical. Sekisui Chemical’s strong performance is due to the expectation that it will benefit from an improvement in the outlook for housing demand over the next year. The Fund’s lack of exposure to Japanese utilities was also beneficial.

In North America, the materials sector drove outperformance thanks to an excellent run from copper miner First Quantum Minerals on the back of high prices. The position was sold before the end of the period to lock in profit.

Emerging markets were hurt by investor rotation out of the region during the early part of 2011 on the back of inflationary worries and concern about the ongoing normalization of monetary policies in those countries. Investors took profits after a two-year rise and reallocated funds to lower quality European financials as European peripheral issues were perceived as under control. In particular, this hurt our emerging market financials (Turkiye Garanti Bankasi, Shriram Transport Finance, Itau Unibanco).

From the Fund’s total portfolio sector perspective, information technology (Samsung, SAP) and consumer discretionary (Hyundai Motor, Sekisui Chemical) contributed the most to performance. Samsung has enjoyed a strong run on the back of excellent sales in chips, TVs and handsets. The South Korean carmaker Hyundai has been trading up since the Japanese tsunami on the expectation that it will take market share from its Japanese competitors while factories in the country remain closed.

By sector, the main detractor was financials, which was largely held back by emerging market names, as well as Sumitomo Mitsui Financial Group, Japan’s second biggest lender by market value. Consumer staples (Seven & I Holdings, Tesco) also detracted from performance. Investors worried about convenience retailer Seven & I in the aftermath of the earthquake and tsunami, and the market has been concerned about the change of Tesco’s management.

Outlook

We maintain the Fund’s cautious policy towards Europe as sovereign problems in its periphery continued to cause concern throughout April. Portugal ended speculation by confirming it would seek international aid, and indeed since the end of April a bailout package of €78bn has been agreed. Meanwhile, worries that Greece would have to restructure its debt intensified throughout the month. Yields on Greek and Portuguese government bonds have soared throughout April, with 10-year spreads for Greek bonds over German bunds widening above 10 percentage points. It is not yet clear if Portugal’s bailout package will take the pressure off Portuguese bonds; in the five months following Ireland’s bail out, Irish two-year yields continued to rise. We believe it will take time before the structural issues in peripheral Europe can be dealt and therefore will avoid stocks in Portugal, Ireland or Greece in the Fund’s portfolio.

While the European Central Bank (“ECB”) raised interest rates by 25 basis points to 1.25% in light of rising inflationary pressure, other developed markets’ central banks have been on hold. Inflationary pressures are linked to strong emerging market demand in commodities, but the output gap and wages remain benign causing concerns that early tightening could hurt the nascent and still fragile economic recovery in the developed world.  In fact, the ECB has signaled it is unlikely to raise rates again in the next two months. The current tightening, however, may add further pressure on peripheral eurozone economies struggling to contain debt.  Regarding inflation, we believe that the base effect post June 2011 will mitigate the impact of commodities-induced inflationary pressures. In addition, although the global economy is less dependant on oil than it used to be, we believe that high oil prices in the past several months combined with tightening monetary policies in emerging market economies will have a temporary dampening effect on economic growth globally. Although the long term upward trend in commodities is in our view intact, in the short term this could alleviate the upward pricing pressures on commodities.

Aside from peripheral Europe, economic data remained robust across the world with leading indicators suggesting economic growth will remain on track. The corporate world remains in good health as the benefits of cost cutting measures and efficiencies come through; April has seen a broadly healthy earnings season.

The Middle East remains politically volatile, and we do not expect a quick resolution there.  Its demographic profile — in particular a large population of unemployed young men — and strong divides in the region mean structural changes may be necessary. Ethnic conflict in our view will continue to unfold. This continues to make it hard to predict how oil prices will move, and we remain alert to the impact it will have on input costs and the global economy.

Looking forward, we believe that the markets will continue to focus on liquidity, in particular with the approaching end of the second round of quantitative easing in the U.S. in June and the impact of the normalization of monetary policies around the world. While the tsunami has led Japan to inject additional liquidity, the European and emerging market environment remains on the tightening side. We believe that differences in interest rate moves in various countries will also continue to create a volatile environment for currencies.

We continue to find attractively priced growth companies in quality names with strong competitive advantage. As the world adjusts to the new environment where global economic growth is driven by the large emerging markets such as China, India and Brazil, while developed market consumers deleverage and the western financial system settles to function under new rules, we expect competitive companies with strong balance sheets will find attractive growth opportunities. We continue to find investment opportunity in global companies that are benefiting from emerging market consumer demand.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Five Years Ended April 30, 2011(b)		Ten Years Ended April 30, 2011(b)
Schroder International Alpha Fund (a) —
Investor Shares	28.30%	4.22%		5.16%
Advisor Shares	28.00%	3.98	%(c)	4.90	%(c)

(a)       Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b)      Average annual total return.

(c)       The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Novartis	2.9%
Xstrata	2.4
Yaskawa Electric	2.4
FANUC	2.2
Honda Motor	2.2

Geographic Allocation

% of Investments
Continental Europe	36.3%
United Kingdom	21.3
Japan	16.5
Pacific ex-Japan	10.0
Emerging Markets	8.6
North America	5.8
Short-Term Investments	1.5

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder International Multi-Cap Value Fund (the “Fund”) gained 14.06% (Investor Shares) and 13.99% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 12.71% during this same period.

Market Background

International equities rallied strongly towards the end of 2010 driven by economically sensitive industries as expectations for global growth continued to improve following a mid-year pause.  The late flurry capped a year characterised more by marked sharp swings in sentiment as investors assessed the significance of economic data and the sovereign debt crises in Europe. The dominance of top-down themes was manifested in the relatively high level of correlation between stocks and the often significant rotation in the performance of cyclical and defensive sectors depending upon market direction.  By the end of the year, however, cyclical industries were in the ascendency, driven by resources and industrials in particular, while more defensive areas of the market, such as utilities and health care, were the clear laggards.  This was driven by a positive reception to the U.S. Federal Reserve Bank’s announcement of a further round of quantitative easing (known as QE2) early in the fourth quarter 2010 as well as an unexpected fiscal stimulus and generally supportive economic data.  Weakness in the U.S. dollar on the back of QE2 helped to buoy the U.S. equity market, while renewed concerns about European sovereign debt weighed on the European stocks, banks in particular.

International equity markets entered 2011 on an equally positive note, buoyed by expectations of strengthening economic growth, ample liquidity and receding concerns about sovereign debt risk in Europe.  While the tragic events surrounding the Tohoku earthquake in Japan appeared to threaten positive investor sentiment, international stocks outside of Japan proved resilient and ended the period on a relatively upbeat note. The period as a whole was characterised by some reasonably significant swings in investor focus, with higher risk, deep value stocks — predominantly low-quality European banks — performing particularly well in early January, only to give much of this performance back in March.  This echoed a more general preference for market sensitivity (beta) at the beginning of the year, which was replaced by a focus on higher-quality stocks towards the end of the period.

Macro-economic events strongly influenced sentiment during the period.  In addition to the devastating events in Japan, investors were forced to confront bad news.  Rising political tensions across the Middle East gave rise to regime change in Tunisia and Egypt, along with the outbreak of civil war in Libya.  This, in turn, led to a dramatic leap in oil prices.  Meanwhile, the threat of rising global inflation — fuelled by rising food and energy prices — resulted in expectations of earlier-than-anticipated tightening of monetary policy in the U.S. and Europe (a process which is already underway in parts of Asia). This was borne out in Europe, after the central bank chose to raise interest rates by a quarter of a percentage point, to 1.25%, in April.

Portfolio Review

The Fund ended the period ahead of the market.  Performance was chiefly driven by positive stock selection in the energy and materials sectors, as well as among defensive names in the utilities, consumer staples and health care sectors.   The Fund’s holdings within the telecoms and industrials sectors detracted from relative gains over the period.

Despite the recent turmoil in Japan, the Fund’s regional stock selection was, by far, the leading contributor to the Fund’s performance. Avoiding underperforming Japanese utilities stocks (which underperformed in the wake of the Tohoku earthquake) boosted relative gains. Elsewhere, the Fund’s emerging markets allocation added value, despite weaker performance by emerging Asian stocks.

Outlook

The Fund’s largest sector overweight remains telecoms where we are attracted to high dividend yields and their relative stability.  Within the cyclical parts of the market, we prefer technology stocks over consumer discretionary and industrials. The Fund’s largest underweight positions are now in the health care and consumer staples sectors.

We remain broadly neutral with respect to the resources sector as its strong performance continues to be matched by perceived improvements in fundamentals as demonstrated by strong earnings during the recent reporting season.

Within financials, we continue to retain a preference for insurers over banks. Given the high level of intra-sector volatility within financials globally, we continue to believe that this sector will provide plenty of opportunities to benefit from stock selection during 2011.

The Fund’s regional allocations remain broadly unchanged, but we have increased the Fund’s exposure to Japan — with valuations looking increasingly attractive. Within emerging markets, we continue to have a higher allocation to Asian economies.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Annualized Since Inception (a)
Schroder International Multi-Cap Value Fund —
Investor Shares	24.19%	6.74%
Advisor Shares	23.97%	6.52%

(a) From commencement of Fund operations on August 30, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
BASF	0.5%
Total	0.5
StatoilHydro	0.4
Royal Dutch Shell A Shares	0.4
Telstra	0.4

* Excludes any Short-Term Investments.

Geographic Allocation

% of Investments
Continental Europe	37.0%
Japan	21.7
Emerging Markets	11.2
United Kingdom	11.2
Pacific ex-Japan	10.2
North America	7.1
Short-Term Investments	1.6

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder Emerging Market Equity Fund (the “Fund”) rose 11.79% (Investor Shares) and 11.70% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which rose 9.74% during the same period.

Market Background

Global equity markets produced positive returns over the six month period ended April 30, 2011, benefiting from confirmation that the U.S. had avoided a double dip recession and generally favorable news on corporate earnings and cash flow. Easing sovereign debt risks also helped to lift sentiment as the European Union and International Monetary Fund agreed a rescue package for Ireland in November 2010. However, equities faced headwinds from strong oil and commodity prices while a major earthquake in Japan in March 2011 led to fears of supply chain disruption across the world. The Morgan Stanley Capital International Emerging Markets Index rose over the period, but it underperformed the Morgan Stanley Capital International World Index, which returned 14.06% for the six-month period ended April 30, 2011, with inflation concerns and political unrest in the Middle East and North Africa providing the main drags on returns.

Emerging markets in the EMEA (Europe, Middle East and Africa) region produced the strongest returns over the period, with Russia delivering very strong performance due to the marked appreciation in global crude oil prices. Local currency strength also aided returns. The Czech Republic outperformed the regional and broader emerging market indices, benefiting from the strong upturn in economic activity in export markets such as Germany, which supported Czech manufacturing data. Polish equities outperformed, aided by strong performance from commodity-related names such as copper producer KGHM Polska Miedz. South Africa outperformed wider emerging markets, assisted by strength in gold prices and rand strength versus the dollar. Hungarian equities rose, aided by local currency strength as the government unveiled plans to reduce the structural budget deficit. However, a dispute between the Hungarian central bank and the government over economic policy weighed on sentiment. Markets rose but underperformed broader emerging markets in Morocco, which remained largely free of the political protests that troubled other markets in the Middle East and North Africa. Turkish equities fell and underperformed wider emerging markets due to inflation and current account concerns and unorthodox monetary policy. Egyptian equities suffered losses following political unrest and the collapse of the Mubarak regime, which forced the closure of the local Egyptian market for several weeks.

Asian emerging markets outperformed the Index for the six-month period ended April 30, 2011. Korea and Taiwan produced the strongest gains, with both countries benefiting from expectations of an improvement in their key export markets in 2011. Thailand outperformed, aided by easing political risks and strengthening export data. Malaysia performed broadly in line with wider emerging markets, supported by strength in commodities. Indonesian equities rose but underperformed the wider emerging bloc, reflecting inflation concerns and a lagging policy response from the authorities. Similarly, Chinese equities rose but underperformed broader emerging markets, with policymakers raising both interest rates and reserve ratio requirements in order to reduce inflationary pressure. Markets in the Philippines fell, as inflation worries forced its central bank to raise interest rates for the first time in nearly two years in March. However, India was the major laggard as a succession of strong inflation readings forced the Reserve Bank of India to implement a series of rate rises.

Latin American markets rose over the six-month period but underperformed wider emerging markets. Mexico outperformed both the regional index and wider emerging markets, driven by stronger U.S. data and signs of improvement in the domestic economy, as well as local currency strength. Brazil rose but underperformed emerging markets, with returns lifted by strength in the local currency and easing political risks, although the threat of government intervention to prevent excessive foreign capital flows and inflationary pressure weighed on market returns. Chile’s market posted a positive return, driven by local currency strength, despite intervention by the central bank to weaken the peso. Peru was the weakest market as political uncertainty weighed ahead of the presidential election in June 2011.

Portfolio Review

Fund performance was ahead of the Index over the period. Emerging markets rose during the six-month period ended April 30, although returns were behind those of developed markets. Both country allocation and stock selection added value over the period.

In terms of the Fund’s country positioning, the main positive contributions came from overweight positions in Russia and Korea, which strongly outperformed broader emerging markets. Russian markets responded positively to strength in the oil price while Korean corporations are expected to take market share from Japanese competitors affected by the recent earthquake and tsunami. The Fund also benefited from being underweight India, as the market suffered from inflation concerns and fears of a hard economic landing in the longer term. The Fund had no exposure to Colombia during the period which also added value.  These positives more than offset the unfavorable impact of the Fund’s relative overweight position in Turkey, its relative underweight in South Africa and the underweight in Indonesia later in the period. Turkish markets fell over the period, reflecting local currency weakness and concerns that the high oil price would lead to a further deterioration in Turkey’s current account deficit. South Africa performed strongly, as gold prices continued to benefit from investors using the metal as a hedge against inflation. Local currency strength also helped to boost returns from South African assets. Indonesia continued to recover strongly over the period supported by a benign external environment and commodity price strength.

Stock selection was favorable over the period and provided the main driver of the Fund’s outperformance versus the benchmark. Selection was particularly strong in South Korea (overweights in Hyundai Motor and LG Chem), Turkey (overweights in Tupras Turkiye Petrol Rafinerileri and Turk Telekomunikasyon) and Russia (overweights in Gazprom and Severstal). Stock choices in Brazil, India, China and Hungary also added to returns. Taken altogether, these positive impacts more than offset the unfavorable impact of our stock selection in Indonesia (overweights in Indocement and Bank Mandiri earlier in the period) and Thailand.

Outlook

Emerging markets have experienced a V-shaped recovery since the global credit crisis, reflecting their strong underlying fundamentals, and inevitably this strong growth has created some inflationary pressure in certain emerging economies. However, we believe it is important to make a clear distinction between the headline inflation numbers on the one hand and underlying or “core” inflation rates on the other. While high food and energy prices have been a key driver of the inflation concerns, core inflation has remained somewhat subdued. Although inflationary pressure in emerging markets is higher than in the developed world, we believe it is not sufficiently elevated to hinder strong growth rates in developing economies at this point in the economic recovery cycle. Perhaps more importantly, headline inflation components, such as food and oil prices, have shown signs of peaking in recent weeks. Political uncertainty in North Africa and the Middle East remains, although the risk of further escalation to more significant markets has subsided somewhat, and the recent fall in commodity prices further alleviates inflationary pressure.

Overall, we believe the investment case for emerging markets remains strong. Valuations are attractive with the global emerging markets P/E trading around 10.9 times, which is below its long-term average, and earnings growth is expected to be approximately 15-20% over the next 12 months. We expect the GDP growth differential between the emerging and developing economies to continue, although perhaps not to the same extent as in 2010. Furthermore, as developed world GDP growth continues to recover, albeit slowly, we believe developed markets will face the twin headwinds of fading stimulus measures and tighter monetary policy.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Five Years Ended April 30, 2011 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	20.50%	10.40%	11.53%
Advisor Shares	20.15%	10.20%	11.31%

(a) Average annual total return.

(b) From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Samsung Electronics	4.2%
Gazprom ADR	3.9
Industrial & Commercial Bank of China Class H	2.7
Hyundai Motor	2.6
China Construction Bank Class H	2.4

Geographic Allocation

% of Investments
Asia/Far East	58.3%
Europe	18.0
Latin America	17.0
Africa	5.1
Mid-East	0.7
Short-Term Investments	0.9

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder U.S. Opportunities Fund (the “Fund”) rose 18.87% (Investor Shares) and 18.73% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 23.73%.

Market Background

This six-month period has been characterized by surging markets and a “risk on” trade mentality.  For much of the period high beta and cyclical stocks were in favor driven by a positive reception to the U.S. Federal Reserve bank’s announcement of a further round od quantitative easing (known as QE2).  This created a headwind for the portfolio’s more defensive holdings (referred to by the Portfolio Manager as “Steady Eddies”).  These companies are typically non-cyclicals, as they are characterized by stable recurring revenue streams, cash flows, and/or earnings.  As such, they also tend to be lower beta names and therefore were hindered by the market environment.

The market continued to be negatively impacted during the latter part of the reporting period by the earthquake and tsunami in Japan as well as the upheaval in the Middle East and political unrest in Northern Africa. The Index rallied significantly from March 16, 2011 to the end of the reporting period. This was led by high P/E and ROE and the relative performance of larger market cap stocks. At the sector level, energy, technology and health care outperformed most. The Fund kept up with the market but lagged the benchmark over the full reporting period.

Portfolio Review

The Fund underperformed the Index during the six months ending April 30, 2011.  Stock selection in health care and financials added value but was offset by negative picks in the producer durables, technology and energy sectors. Sector allocation was an important contributor, where our underweight in financial services (particularly our underweight in Real Estate Investment Trusts) added to returns.  The Fund’s cash exposure, along with an underweight in the energy sector (which was the strongest performing sector in the Index), hurt relative returns.

Within health care, the Fund’s top contributors were Amerigroup and Centene, followed closely by positions in Accretive Health and RehabCare Group (subject of a takeover bid).  Accretive Health, which is an outsourced billing service for hospitals and larger medical practices, has enjoyed strong business growth.  From financials, Ocwen Financial and Texas Capital Bancshares were the Fund’s best performers.   Ocwen is a mortgage servicer — and its stock price has reflected improving servicing margins and growing ROE.  Texas Capital Bancshares has reported strong earnings and improving net interest margins.

The Fund’s stock selection was weakest in producer durables and technology, and we lagged in energy (in part due to underweighting the sector) and consumer staples as well.  Within the producer durable group the Fund’s holdings in Monster Worldwide was our biggest detractor.  The company, which is a global online employment service, reported disappointing revenues and earnings for multiple reasons.  In technology, the Fund’s selections were hampered by underperformance in Digital River and Mitel Networks.  Digital River, despite recently acquiring Microsoft as a customer, has offered weaker guidance than the market anticipated.  Mitel Networks has disappointed on gross margins.  While the energy sector has seen some of the Fund’s strongest stock picks (SM Energy, Helix Energy Solutions Group) our holding in Ram Power detracted value during this period.  Ram Power is a new company seeking to become a leader in geothermal energy.  Start up delays with one of their important projects in Nicaragua cast a pall over its stock price.

Outlook

Despite the generally strong performance of equity markets since the March 2009 bottom, we remain concerned about the US economy.  As 70% of US GDP is driven by consumers, we focus much of our attention on this group.  Within this group it has been noted by a number of observers that the high end consumer has demonstrated an increased propensity to spend.  That is in part because high end consumers’ wealth is more tied to the stock market than the housing market.  However, the average consumer continues to struggle.  Home ownership frequently is the largest component of the average individual’s net worth and the weak housing market has dampened spirits.  Combined with stubbornly high unemployment and recently rising commodity prices average consumers do not appear to be in a position to drive the recovery.  As a result we anticipate a slow and protracted revitalization of the economy and believe the markets will at some point recognize and respond to this fact.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Five Years Ended April 30, 2011(c)		Ten Years Ended April 30, 2011(c)
Schroder U.S. Opportunities Fund (a) (b) —
Investor Shares	20 .41%	6 .79%		9 .98%
Advisor Shares	20 .11%	6 .53	% (d)	9 .71	% (d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c) Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
iShares Russell 2000 Index Fund	2.0%
Helix Energy Solutions Group	1.5
Home Properties	1.4
Parametric Technology	1.3
Cooper	1.3

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Consumer Discretionary	16.1%
Health Care	13.5
Technology	13.4
Financial Services	13.1
Producer Durables	10.9
Materials & Processing	7.2
Other Energy	6.1
Utilities	3.6
Consumer Staples	1.7
Auto & Transportation	1.7
Investment Company	2.0
Short-Term Investment	10.7

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 18.78% (Investor Shares) and 18.52% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 23.71%.

Market Background

This six month period has been characterized by surging markets and a “risk on” trade mentality.  For much of the period high beta and cyclical stocks were in favor driven by a positive reception to the U.S. Federal reserve bank’s announcement of a further round of quantitative easing (known as QE2).  This created a headwind for the Fund’s more defensive holdings (referred to by the Portfolio Manager as “Steady Eddies”).  These companies are typically non-cyclicals, as they are characterized by stable recurring revenue streams, cash flows, and/or earnings.  As such, they also tend to be lower beta names and therefore were hindered by the market environment.

Portfolio Review

Energy was the best performing sector during the reporting period, rising by over 50% at the Index level.  The Fund’s underweight in the sector hurt the Fund, so despite our strong stock selection we did not add value in the sector. Shares of petroleum producers and refiners such as SM Energy, Concho Resources and Cimarex Energy rose in December as oil hit a $90-a-barrel mark. The next two strongest sectors were technology and health care, and we lagged in both. In health care, DaVita and other health care companies, nursing facilities and medical-equipment manufactures continued to face a cloud of concerns from Medicare cuts.

In the technology sector, the Fund’s holdings in Amdocs (-4.15% for the six months ended April 2011) was a drag on Fund returns. Shares of Amdocs, a classic “Steady Eddie”, fell after the company reported positive earnings results for the first quarter of 2011 but provided lowered expectations for the balance of 2011.

Within financials the Fund benefitted from an underweight in the sector and having good stock selection.  Notable holdings included Lazard, which rose by 53.7% during the first quarter of 2011, and generally strong returns in our property/casualty insurance holdings. Iron Mountain, the records management company, was the best performer at the stock level and from the producer durables sector. Iron Mountain’s stock price moved sharply during the first quarter of 2011 as investors responded positively to a management change and good earnings results.

The Fund’s average cash position during the six month reporting period was the largest detractor of performance, followed by weak stock selection in the technology and health care groups.

Outlook

Despite the fact that the Index rallied at the end of the reporting period, the consensus seems to be feeling a sense of uncertainty around the economic outlook. The consequences of the upheaval in the Middle East, political unrest in Northern Africa and the earthquake and tsunami in Japan all remain unclear. In the U.S., we are specifically concerned about the end of QE2 in June 2011 as well as federal spending, fiscal deficit and state budgets.  Just when the consumer began to feel some relief, higher oil and food prices have begun to hurt the confidence level. Overall, inflation, a weak dollar and the disappointing employment numbers (both new jobs and initial unemployment claims) remain an impediment to strong economic growth.

Despite the generally strong performance of the equity markets since the March 2009 bottom, we remain concerned about the U.S. economy.  As 70% of U.S. GDP is driven by consumers, we focus much of our attention on this group.  Within thsi group it has been noted by a number of observers that the high-end consumer has demonstrated an increased propensity to spend, which is in part because high-end consumers’ wealth is more tied to the stock market than the housing market.  However, the average consumer continues to struggle.  Home ownership frequently is the largest component of the average individual’s net worth, and the weak housing market has dampened spirits.  Due to a combination of stubbornly high unemployment and recently rising commodity prices, average consumers do not appear to be in a position to drive the recovery.  As a result, we anticipate a slow and protracted revitalization of the economy and believe the markets will at some point recognize and respond to this fact.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Five Years Ended April 30, 2011 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	21.81%	7.05%	7.22%
Advisor Shares	21.36%	6.77%	6.94%

(a) Average annual total return.

(b) From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Energen	2.5%
National Semiconductor	2.0
Parametric Technology	1.9
Airgas	1.8
Pharmaceutical Product Development	1.8

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Consumer Discretionary	14.6%
Technology	14.3
Health Care	13.9
Financial Services	12.6
Materials & Processing	9.4
Producer Durables	8.5
Utilities	5.9
Other Energy	2.9
Auto & Transportation	1.3
Consumer Staples	1.1
Telecommunication Services	1.0
Investment Company	2.3
Short-Term Investment	12.2

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder North American Equity Fund (the “Fund”) rose 15.87% (Investor Shares) and 15.71% (Advisor Shares).  For the same six-month period, the S&P 500 Index (the “Index”) rose by 16.36%.

Market Background

U.S. equities rallied strongly towards the end of 2010 driven by economically sensitive industries as expectations for global growth continued to improve following a mid-year pause.  The Index ended December at a level that marked the high watermark for the calendar year. The late flurry capped a calendar year characterised more by marked sharp swings in sentiment as investors assessed the significance of economic data and the sovereign debt crises in Europe. The dominance of top-down themes was manifested in the relatively high level of correlation between stocks and the often significant rotation in the performance of cyclical and defensive sectors depending upon market direction.

By the end of the year, however, the cyclical industries were in the ascendency, driven by resources, consumer discretionary stocks and industrials in particular whilst the more defensive areas of the market, such as utilities and health care, were the clear laggards.  This was driven by a positive reception to the U.S. Federal Reserve Bank’s announcement of a further round of quantitative easing (known as QE2) early in the fourth quarter of 2010 as well as an unexpected fiscal stimulus and generally supportive economic data.  Weakness in the U.S. dollar on the back of QE2 and undemanding valuations also helped to buoy the U.S. equity market.

The end of the six month reporting period saw the Index continue to rise. It is often said that bull markets climb a wall of worry, and the end of the reporting period provided a plethora of issues to feed the market’s concerns. This included bad weather in the U.S. early in 2011 (dampening consumer spending), political turmoil in the Middle East and North Africa, and the earthquake/tsunami and subsequent nuclear plant crisis in Japan. Ongoing sovereign debt issues also weighed on sentiment — with Portugal drawing the most attention recently, while rising commodity prices sparked concerns about inflationary pressures and the impact on U.S. consumers’ propensity to spend.

Over the six month period as a whole, cyclical sectors including energy, industrials, materials and consumer discretionary outperformed the Index.  The strength in energy stocks was directly related to rising commodity prices, while good performance in the industrial sector provided further evidence that the U.S. industrial economy is recovering quite well from the recession.  These themes are a continuation of what we saw in 2010.

Interestingly, typically defensive sectors such as consumer staples, utilities and health care lagged the Index. This was also true in 2010, and we believe this indicates that defensively positioned portfolios are not likely to fare well in the current climate.

Portfolio Review

The Fund slightly underperformed the Index for the period, as investors primarily favored lower quality and more volatile companies (i.e., and loss makers performed well).  The Fund’s overweight position in technology was the largest detractor at an asset allocation level, while our stock selection in the energy sector was also a significant detractor. However, this was offset by the Fund’s overweight position in the energy sector, which outperformed the wider market over the period.  Positive contributions came from the Fund’s holdings in the utilities, industrials and consumer discretionary sectors.

Outlook

The Fund remains well diversified, seeking to perform across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk while top down risks (such as those arising from region and sector positions) are carefully managed.

The key features of the Fund’s current investment balance includes:

•                  the Fund is overweight in cyclicals but prefers technology stocks (specifically semiconductors and hardware) and industrials over consumer discretionary.

•                  within defensives, the Fund is underweight in the four sectors of health care, consumer staples, utilities and telecommunications, with the largest underweight positions in consumer staples and utilities.

•                  within resources, the Fund retains a preference for energy but selectively favors mining stocks that can demonstrate very high levels of profitability.

In addition, the Fund remains focused on high-quality companies within financials, particularly among insurers.

PERFORMANCE INFORMATION

			Annualized
	One Year Ended	Five Years Ended	Since
	April 30, 2011	April 30, 2011(a)	Inception
Schroder North American Equity Fund —
Investor Shares	16.89%	3.20%	6.52	%(b)
Advisor Shares	16.47%	2.84%	6.16	%(c)

(a)	Average annual total return.
(b)	The Investor Shares commenced operations on September 17, 2003.
(c)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Exxon Mobil	3.2%
Apple	2.6
Chevron	1.8
International Business Machines	1.7
Microsoft	1.6

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Information Technology	17.3%
Financials	15.6
Energy	13.3
Health Care	10.0
Consumer Staples	8.8
Industrials	10.8
Consumer Discretionary	10.3
Materials	3.6
Telecommunication Services	2.6
Utilities	2.5
Short-Term Investment	5.2

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

During the six month period ended April 30, 2011, Schroder Total Return Fixed Income Fund (the “Fund”) returned 0.54% (Investor Shares) and 0.42% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which rose 0.02%.

Market Background

In the last few months of 2010, a significant rally in risk assets was brought on by announcements of additional economic stimulus from both the Federal Reserve (the “Fed”) and the Obama administration. The second round of quantitative easing (“QE2”), totaling $900 billion in Treasury purchases by June 2011, made clear the Fed’s intention to pursue both full employment as well as price stability.  In December, the government extended the Bush tax cuts, providing continuation of lower tax rates, new business spending incentives, and an extension of unemployment benefits.

As 2011 began, escalating geopolitical risk in North Africa and the Middle East, inflationary pressures from rising food and oil prices, continuing sovereign funding risks and potential global and economic impacts of the earthquake and tsunami in Japan all contributed to heightened market volatility.  Despite this uncertainty, equity and credit markets remained surprisingly firm and risk assets performed well in the first four months of the new year.

In the U.S., the government narrowly avoided a shutdown after a political standoff over the budget; however, discussions regarding the debt ceiling are ongoing.  Standard & Poor’s lowered the AAA debt rating outlook of the U.S. Treasury to negative from stable.  Although the timing caught the market by surprise, the rationale did not and as a result, risk markets sold off just marginally.  Towards the end of the period, U.S. equities and credit had rallied along with Treasuries, an unusual market dynamic, but a trend that makes sense in a world awash in liquidity and investors searching for return.

Economic data released in 2011 were consistent with a modest recovery.  Comments from the Federal Open market Committee (the “FOMC”) in March reaffirmed the Fed’s commitment to their bond purchase program while acknowledging that the U.S. economic recovery is on “firmer footing.”  Concerning inflation, the committee mentioned the recent run-up in oil prices, which the Fed believes to be transitory, but they will nevertheless “pay close attention.”  Finally, the Fed held its first ever FOMC press conference following its April meeting to provide clarification on Fed policy to end QE2 in June.  Fed Chairman Bernanke’s comments were in line with expectations that Fed policy will remain accommodative and that, although “inflation has picked up in recent months,” the Fed views it as transitory.

Portfolio Review

Over the six month period ended April 30, 2011, the Fund outperformed the Index net of fees.  At the close of 2010, the Index posted negative returns for the fourth quarter, as a result of higher expectations for economic growth and increases in the government budget deficit, prompting a sharp sell-off in Treasury yields.  Benchmark performance turned positive in 2011 on more solid economic data despite geopolitical risks and rising commodity prices.   Throughout the reporting period, the Fund’s low exposure to government bonds (both Treasuries and agencies) in favor of a diversified exposure to corporate and securitized bonds added to returns.

The Fund’s overweight in corporate credit was a positive contributor to returns.  With March as the only exception, the corporate sector posted strong excess returns over Treasuries, and financials outperformed both industrials and utilities.  Within corporates, our preference to BBB-rated investment grade and high yield bonds added to returns, as lower rated corporates outperformed higher quality securities. High Yield continued to be a favored asset class due to very positive fundamental trends as well as the high incremental yield that this sector provides.  The Fund maintained an allocation to High Yield, reaching an allocation over 10% in January 2011.

Securitized holdings were also a source of outperformance. The Fund was overweight in the mortgage sector, both residential and commercial, throughout the period, reaching its highest level in January 2011.  Commercial mortgage backed securities (“MBS”) did exceptionally well as limited supply prodded prices higher.   The Fund’s agency MBS overweight was maintained through the end of the period and provided the Fund with extra yield versus Treasuries and provided positive returns.

Duration and yield curve positioning had an overall negative impact on returns.  The Fund’s slight long duration bias at the end of 2010 and its yield curve exposure favoring the intermediate and long end of the curve relative to the 2-3 year region detracted from returns, as intermediate and longer yields rose more than short-term yields.  During the first quarter of 2011, duration and yield curve strategies also provided a small boost to performance, mainly through several tactical shorter duration positions and an underweight of 2-3 year maturities, which were adversely impacted by escalating risk of Fed tightening.

Outlook

Our view is that the softer economic data prints towards the end of the reporting period were mainly a residual effect of the exogenous shocks experienced in the first quarter of 2011. Going forward we expect to see a temporary rebound in economic activity and the data points to surprise to the upside as we progress through the second quarter of 2011. We expect yields to rise on this growth, in addition to the pending termination of the QE2 bond-purchase program and continued concern on the debt ceiling issue.  We will look to shorten the Fund’s portfolio duration further with the expectation that 10-year Treasury yields will soon begin rising again. With short term interest rates anchored at zero, we expect investors’ desire for higher yield to remain steady.

While the fundamental and technical backdrop within credit remains supportive, many potential sources of volatility persist. Most importantly, economic growth estimates have come down and may continue to do so as gasoline prices remain elevated and monetary and fiscal stimulus roll-off. Also, peripheral European government spreads were under severe pressure in April once again. We remain positive on credit in the near term; however, as Bernanke’s recent testimony made clear, the liquidity-driven reach for yield will likely persist at least for the next couple months.  Although we expect credit spreads will grind tighter in upcoming months, current valuations are merely “fair,” not cheap.  Volatility is also a concern; however, we believe this could create more attractive buying opportunities in investment grade and high yield credit.

Portfolio positioning remains moderately overweight in mortgage backed securities, and we continue to favor the sector.  We expect the FOMC meeting in May to reinforce positive support for MBS; however, we believe there is a risk that the rhetoric can lean more hawkish than the past meetings.  Discussions on future plans for asset sales is also a near term headline risk. However, we expect the Fed will most likely hold back from any significant MBS sales as the pulse of the housing market is still quite weak and fragile. We will look for short term MBS spread volatility to add to our exposure as we believe the longer term prospects for supply and demand in MBS will keep the recent current coupon spread range intact.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Five Years Ended April 30, 2011(a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	5.46%	6.98%	5.85%
Advisor Shares	5.19%	6.71%	5.57%

(a) Average annual total return.

(b) From commencement of Fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
GNMA TBA 4.000%, 5/15/41	7.8%
FNMA TBA 4.500%, 5/25/41	2.6
U.S. Treasury Note 0.625%, 1/31/13	2.1
GNMA TBA 4.500%, 5/15/41	1.7
FNMA 5.500%, 10/01/35	1.7

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Corporate Obligation	37.1%
U.S. Government Mortgage-Backed Obligation	31.9
Commercial Mortgage-Backed Obligation	9.7
Short-Term Investment	8.6
U.S. Treasury Obligation	5.4
Asset-Backed Security	3.7
Collateralized Mortgage Obligation	3.0
Municipal Bond	0.6
Purchased Option	0.0

Schroder Multi-Asset Growth Portfolio

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 1, 2011)

Performance

In the six months ended April 30, 2011, Schroder Multi-Asset Growth Portfolio (the “Fund”) rose 10.94% (Investor Shares), 10.71% (Advisor Shares), 10.78% (Class A Shares) and 10.60% (Class R Shares), compared to the Consumer Price Index (“CPI” or “the Index” specifically, the CPI for All Urban Consumers), which rose 2.83%.  For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, rose by 14.75%.

Market Background

The reporting period began as we shifted the Fund’s strategy under the belief that economic recovery was becoming more decisive and the threat of a double dip recession (although never such a concern to us) receding. This view was supported by evidence that the corporate sector was starting to spend cash and by the actions of American authorities who aggressively loosened both fiscal and monetary policies in the fourth quarter of 2010.  The recent economic cycle has been desynchronized as emerging economies are recovering much faster than the over-leveraged developed countries. Therefore, while developed economies were experiencing growth with low core inflation, the emerging economies were facing rising prices.  Accordingly, the Fund’s exposure to emerging market debt and equities was reduced over the reporting period as these assets were expected to be adversely impacted as emerging markets central banks began to engineer soft landings in their respective countries.  In addition, fast growing emerging countries were putting upward pressures on food and energy prices. With inflation increasingly becoming an issue within emerging countries, we believe their central banks will continue to tighten monetary policy. This is positive for emerging currencies, and therefore we increased the Fund’s currency exposure during the middle of the reporting period in an attempt to take advantage of this perceived opportunity. Although core inflation in the U.S. remains low, loose monetary and fiscal policy within the U.S. has come under scrutiny. This should be positive for equities and so the Fund’s allocation to U.S. equities was increased.  Finally, the Fund’s exposure to emerging market equities and debt were reduced through the six-month reporting period.

Portfolio Review

We steadily increased the Fund’s allocation to the U.S. (predominantly small & mid-cap equities) while reducing exposure to emerging markets.  This benefitted performance as U.S. equities (led by small and mid caps as evidenced by the relative outperformance of the Russell 2000 and Russell 2500 indices versus the S&P 500 Index) outperformed global equities, while emerging equities lagged.

As the global recovery continued to take hold, credit spreads tightened, and we sold off the Fund’s remaining holdings in investment grade bonds, reallocating to alternatives — specifically commodities.  Currencies are used within the Fund both to diversify risk and enhance returns, and we maintained long positions in emerging market currencies such as the Singapore dollar, Korean won, and Malaysian ringgit and a short position in the euro. In addition, we hedged part of the Fund’s yen exposure as the rationale of our Japanese equity positioning is predicated on a weaker yen. We remained underweight to the euro in favor of the Swiss franc as we believed the euro will come under pressure as the pressure to restructure debt intensifies among the peripheral countries.

Outlook

We believe that the recovery remains self-sustaining although industrial production is likely to moderate in the second quarter of 2011. We expect the effects of disruption to supply chains as a result of the earthquake in Japan combined with the drag from higher oil prices to result in an easing in growth.  We see this as a slowdown within the recovery, rather than the start of another recession or double dip.  We believe the key to the health of equity markets is likely to be a continuation of the improving trend in U.S. unemployment, while the sharp rise in commodities represents the greatest threat.

Whereas the previous peak in oil prices in 2008 had come at a time of slowing growth, the latest rise has come while global growth is recovering. The emerging markets are more energy intensive than developed markets and their increasing economic power has made energy prices more pro-cyclical. This has meant that oil prices are increasingly susceptible to sudden spikes upward with recent unrest in the Middle East providing the proximate cause. Energy now comprises almost 50% of the Fund’s commodity exposure and helps to provide a hedge against any further shocks.

We continue to favor U.S. equities as policy is likely to remain supportive. U.S. unemployment seems to be on a slowly improving trend and smaller companies, which have in recent decades generated 60% of job creation (and destruction), are seeing improving incomes with signs that willingness to borrow again is slowly improving. We continue to favor U.S. small and mid caps over larger companies since they should benefit from the resumption of merger and acquisition activity.  We do not expect rate rises until early 2012 to help support U.S. growth.

Although the timing of any recovery in Japanese equities remains uncertain, we believe cheap perceived valuations provide some margin of safety as Japan navigates through the reconstruction of the damage from the earthquake and tsunami.  Accordingly, we plan to hold the Fund’s position in this sector. As expectations of inflation continue to rise, we believe that government bonds will continue to struggle.  We continue to see value in high yield bonds, however, which benefit from the strong corporate profitability in the developed worlds which has resulted in low default rates.

Within currencies, we continue to favor the emerging market and Asian currencies as central banks continue to raise rates to dampen inflation in these regions.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2011	Annualized Since Inception (a)
Schroder Multi-Asset Growth Portfolio —
Investor Shares	17.35%	1.61%
Advisor Shares	17.12%	1.35%
A Shares	17.04%	1.34%
A Shares with load (b)	11.80%	(0.03)%
R Shares	16.73%	1.09%

(a) From commencement of Fund operations on December 20, 2007.

(b) Reflects 4.50% maximum sales charge.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares	16.9%
T. Rowe Price High Yield Fund	6.9
Goldman Sachs High Yield Fund	6.8
PIMCO Commodity RealReturn Strategy Fund	6.7
CS Commodity Return, Institutional Shares	6.6

Schroder International Alpha Fund

Schedule of Investments

April 30, 2011 (unaudited)

Shares		Value $

	COMMON STOCK — 96.5%
	Australia — 3.2%
349,161	Atlas Iron (1)	1,339,747
28,748	Newcrest Mining	1,306,355
		2,646,102
	Belgium — 2.1%
27,881	Anheuser-Busch InBev Worldwide	1,777,609

	Bermuda — 1.1%
808,000	Nine Dragons Paper Holdings	922,876

	Brazil — 3.2%
53,289	Anhanguera Educacional Participacoes	1,190,109
39,439	Petroleo Brasileiro ADR	1,472,258
		2,662,367
	Canada — 4.6%
13,642	Niko Resources	1,152,936
33,584	Suncor Energy	1,548,201
13,609	Toronto-Dominion Bank	1,178,488
		3,879,625
	China — 3.1%
2,183,000	Agricultural Bank of China (1)	1,290,252
119,500	Ping An Insurance Group of China Class H	1,299,499
		2,589,751
	Finland — 1.7%
23,621	Metso	1,448,283

	France — 9.9%
70,594	AXA	1,583,927
15,671	BNP Paribas	1,240,043
34,661	GDF Suez	1,418,071
7,128	LVMH Moet Hennessy Louis Vuitton	1,279,983
39,526	Safran	1,533,694
7,106	Schneider Electric	1,255,510
		8,311,228
	Germany — 7.1%
14,454	Bayerische Motoren Werke	1,362,943
46,058	GEA Group	1,684,150
25,547	SAP	1,645,826
8,959	Siemens	1,303,209
		5,996,128
	Hong Kong — 1.8%
53,784	Jardine Strategic Holdings	1,527,466

	Israel — 1.5%
22,191	Check Point Software Technologies (1)	1,218,952

	Japan (2) — 16.3%
11,100	FANUC	1,858,477
48,300	Honda Motor	1,857,195
95,200	JTEKT	1,236,902
42,300	Mitsubishi	1,147,713
46,000	Mitsui Fudosan	798,488
201,000	Sekisui Chemical	1,686,692
55,500	Seven & I Holdings	1,396,977
56,000	Sumitomo Mitsui Financial Group	1,739,786
169,000	Yaskawa Electric	1,978,857
		13,701,087
	Netherlands — 3.6%
134,386	ING Groep (1)	1,771,327
22,595	Randstad Holding	1,270,931
		3,042,258
	New Zealand — 1.9%
890,884	Telecom Corp. of New Zealand	1,567,379

	Norway — 3.3%
90,688	DnB NOR	1,475,206
43,639	StatoilHydro	1,277,430
		2,752,636
	South Korea — 2.9%
1,578	Samsung Electronics	1,319,432
22,567	Shinhan Financial Group	1,109,333
		2,428,765
	Sweden — 1.7%
54,838	Hexagon	1,425,661

	Switzerland — 6.4%
25,745	Julius Baer Group	1,203,160
80,120	Nobel Biocare Holding	1,779,518
40,430	Novartis	2,400,370
		5,383,048
	United Kingdom (2) — 21.1%
69,712	BG Group	1,794,828
97,764	Capita Group	1,203,079
83,377	Diageo	1,695,816

The accompanying notes are an integral part of the financial statements.

Shares		Value $

350,588	Kingfisher	1,610,474
1,156,345	Lloyds Banking Group (1)	1,147,850
117,377	Prudential	1,518,243
22,074	Rio Tinto	1,610,305
153,592	Rolls-Royce Group	1,651,556
165,459	United Utilities Group	1,748,079
583,009	Vodafone Group	1,685,018
78,659	Xstrata	2,017,121
		17,682,369
	TOTAL COMMON STOCK (Cost $67,790,313)	80,963,590

	EQUITY-LINKED WARRANT (1) (3) (4) — 1.1%
	India — 1.1%
50,594	Shriram Transport Finance, Expires 01/18/13 (Cost $203,902)	880,690

	SHORT-TERM INVESTMENT (5) — 1.5%
1,220,772	JPMorgan Prime Money Market Fund, 0.030% (Cost $1,220,772)	1,220,772

	TOTAL INVESTMENTS — 99.1% (Cost $69,214,987)	83,065,052

	OTHER ASSETS LESS LIABILITIES — 0.9%	791,421

	NET ASSETS — 100%	$83,856,473

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Securities are not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2011, the value of these securities amounted to $880,690 representing 1.1% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of April 30, 2011.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$2,646,102	$—	$—	$2,646,102
Belgium	1,777,609	—	—	1,777,609
Bermuda	922,876	—	—	922,876
Brazil	2,662,367	—	—	2,662,367
Canada	3,879,625	—	—	3,879,625
China	2,589,751	—	—	2,589,751
Finland	1,448,283	—	—	1,448,283
France	8,311,228	—	—	8,311,228
Germany	5,996,128	—	—	5,996,128
Hong Kong	1,527,466	—	—	1,527,466
Israel	1,218,952	—	—	1,218,952
Japan	—	13,701,087	—	13,701,087
Netherlands	3,042,258	—	—	3,042,258
New Zealand	1,567,379	—	—	1,567,379
Norway	2,752,636	—	—	2,752,636
South Korea	2,428,765	—	—	2,428,765
Sweden	1,425,661	—	—	1,425,661
Switzerland	5,383,048	—	—	5,383,048
United Kingdom	—	17,682,369	—	17,682,369
	49,580,134	31,383,456	—	80,963,590
Equity-Linked Warrant
India	—	880,690	—	880,690

Short-Term Investment	1,220,772	—	—	1,220,772

Total Investments in Securities	$50,800,906	$32,264,146	$—	$83,065,052

Of the Level 2 investments presented above, some equity investments were considered Level 1 investments at the beginning of the fiscal year. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may be valued at fair value.  Please see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

April 30, 2011 (unaudited)

Shares		Value $

	COMMON STOCK — 97.0%
	Australia — 3.7%
4,874	Aditya Birla Minerals (1)	9,618
7,417	Aspen Group REIT	3,822
1,106	Australia & New Zealand Banking Group	29,379
7,879	Australian Infrastructure Fund	16,325
1,197	Bank of Queensland	12,900
1,537	Caltex Australia	23,910
2,798	Cardno	17,760
42,295	Cue Energy Resources (1)	15,765
4,245	Dragon Mining (1)	6,795
5,013	Industrea	8,189
1,255	Leighton Holdings	33,406
2,953	Melbourne IT	6,086
6,654	Metcash	29,617
31,721	Minara Resources	26,777
8,924	Mincor Resources NL	11,740
644	National Australia Bank	19,119
3,766	NIB Holdings	6,048
35,604	OZ Minerals	56,207
8,046	Panoramic Resources	18,171
23,916	Perilya	16,256
979	Premier Investments	6,440
1,218	QBE Insurance Group	24,983
5,000	Ramelius Resources	7,318
10,664	Rubicon America Trust REIT (1) (2) (3)	—
1,329	SMS Management & Technology	9,194
2,554	Sonic Healthcare	35,055
3,336	Stockland REIT	13,824
5,407	TABCORP Holdings	45,228
23,991	Telstra	76,537
1,513	Woolworths	43,972
		630,441
	Austria — 0.9%
2,013	CAT Oil	24,741
909	Oesterreichische Post	32,902
1,606	OMV	73,234
484	Vienna Insurance Group	28,887
		159,764
	Belgium — 1.7%
12,345	Ageas	37,462
230	Barco	20,094
1,178	Belgacom	46,328
290	Compagnie Maritime Belge	9,075
455	Delhaize Group	39,393
2,382	Dexia (1)	9,490
1,277	KBC Groep	52,047
741	Mobistar	54,970
1,428	Nyrstar	19,710
66	Wereldhave Belgium REIT	6,888
		295,457
	Bermuda — 1.0%
6,238	Catlin Group (2)	41,239
13,000	Dickson Concepts International	10,261
62,000	Emperor International Holdings	13,492
28,000	GZI Transport	15,468
3,745	Hiscox (2)	25,842
1,975	Lancashire Holdings (2)	21,342
12,000	Midland Holdings	9,256
1,217	Seadrill	43,144
		180,044
	Brazil — 1.0%
400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	23,408
1,400	Cia de Saneamento de Minas Gerais-COPASA	24,903
1,540	Cia Energetica de Minas Gerais ADR	32,140
600	Energias do Brasil	14,918
1,100	Eternit	7,490
1,000	Helbor Empreendimentos	13,210
1,200	Light	20,231
700	Tele Norte Leste Participacoes ADR	11,935
800	Telecomunicacoes de Sao Paulo ADR	21,688
		169,923
	British Virgin Islands (2) — 0.1%
2,946	Playtech	15,849

	Canada — 6.3%
3,600	Air Canada (1)	8,753
1,700	Alimentation Couche Tard Class B	44,656
6,500	Amerigo Resources	7,833
1,500	AvenEx Energy	9,640
700	BCE	26,239
2,350	Breakwater Resources (1)	14,582
500	Canadian Oil Sands Trust	17,252
500	Canadian Tire Class A	31,871
2,900	CGI Group (1)	63,457
1,300	Chemtrade Logistics Income Fund	19,747
3,400	Chorus Aviation	18,797
2,100	CML HealthCare	22,665
1,900	Davis & Henderson Income Fund	38,422
500	Empire Class A	28,383
1,400	Enerplus	45,330
700	Great-West Lifeco	20,164
18,800	High River Gold Mines (1)	24,245

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,000	Industrial Alliance Insurance and Financial Services	42,981
400	Labrador Iron Ore Royalty	31,459
300	Laurentian Bank of Canada	15,942
1,100	Liquor Stores North America	17,535
600	Manitoba Telecom Services	19,123
600	Mosaid Technologies	19,084
2,600	Nexen	68,793
900	North West Fund	18,818
1,000	Parkland Fuel	12,865
4,500	Perpetual Energy	19,693
700	Petrobank Energy & Resources (1)	14,814
700	Petrominerales	26,794
500	Power Corp. of Canada	15,047
600	Power Financial	19,960
1,400	Quadra FNX Mining (1)	22,983
1,800	Reitmans Canada Class A	33,203
1,100	Research In Motion (1)	53,593
1,100	Rogers Communications Class B	41,639
4,000	Rogers Sugar Income Fund	22,664
1,600	Sherritt International	13,531
1,600	Sun Life Financial	52,380
1,200	Valener	20,968
400	Wajax	17,235
2,500	Yellow Media	12,579
		1,075,719
	Chile — 0.1%
12,634	Inversiones Aguas Metropolitanas	20,695

	China — 0.5%
60,000	China Petroleum & Chemical Class H	60,418
30,000	China Zhongwang Holdings	15,414
10,000	Great Wall Technology	4,970
16,000	Zhejiang Expressway	13,206
		94,008
	Cyprus — 0.4%
5,452	ProSafe	44,292
2,882	Songa Offshore (1)	17,642
		61,934
	Czech Republic — 0.2%
1,215	Telefonica O2 Czech Republic	31,226

	Denmark — 0.8%
7	AP Moller - Maersk	70,915
525	D/S Norden	18,813
315	Danske Bank	7,571
2,013	H Lundbeck	48,344
		145,643
	Finland — 2.0%
1,489	Elisa	35,835
2,119	Huhtamaki	29,625
2,884	Nokia	26,567
2,161	Orion	53,703
485	PKC Group	11,579
1,121	Pohjola Bank Class A	16,635
1,112	Sampo	37,417
1,370	Sanoma	28,466
4,382	Stora Enso Class R Shares	52,794
2,329	UPM-Kymmene	47,738
		340,359
	France — 6.1%
1,636	ABC Arbitrage	18,026
402	Alten	16,488
515	Arkema	53,657
999	AXA	22,415
776	BNP Paribas	61,405
629	Bouygues	31,314
202	Cegid Group	6,938
243	Ciments Francais	25,681
2,959	CNP Assurances	67,903
476	Credit Agricole	7,924
180	Credit Agricole Nord de France	5,491
282	Esso Francaise	39,676
1,439	France Telecom	33,747
1,027	Generale de Sante	17,567
1,092	Metropole Television	28,989
2,033	Natixis	11,688
407	Neopost	38,830
1,904	NetGem	9,926
484	Nexity	26,307
2,641	PagesJaunes Groupe	27,532
189	Plastic Omnium	18,110
1,176	Renault	71,652
944	Sanofi-Aventis	74,657
1,863	SCOR	56,906
793	Societe Generale	53,037
1,267	Total	81,099
108	Total Gabon	60,379
457	Valeo	29,100
200	Vinci	13,359
1,136	Vivendi	35,642
		1,045,445
	Germany — 3.3%
470	Allianz	73,992

The accompanying notes are an integral part of the financial statements.

Shares		Value $

975	Aurubis	57,615
804	BASF	82,636
203	Bechtle	9,666
940	Commerzbank	5,986
367	Daimler	28,367
1,170	Deutsche Lufthansa	26,546
2,096	Deutsche Post	41,472
2,192	Deutsche Telekom	36,408
104	Draegerwerk & KGaA	10,890
686	E.ON	23,448
429	Elmos Semiconductor (1)	6,874
181	Generali Deutschland Holding	23,522
425	Hannover Rueckversicherung	25,699
12	KSB	10,693
318	Muenchener Rueckversicherungs	52,488
244	Rheinmetall	21,884
464	RWE	30,274
1,197	SQS Software Quality Systems (2)	4,688
		573,148
	Greece — 0.9%
1,341	Eurobank Properties Real Estate Investment	11,916
1,950	Hellenic Petroleum	20,793
963	Metka	12,893
1,578	Motor Oil Hellas Corinth Refineries	20,916
3,581	Mytilineos Holdings	28,533
2,502	OPAP	52,877
		147,928
	Guernsey (2) — 0.2%
3,969	IRP Property Investments Limited	5,624
4,429	Resolution	22,424
		28,048
	Hong Kong — 3.3%
14,000	Cathay Pacific Airways	34,937
28,000	Champion REIT	16,225
195,268	Champion Technology Holdings	3,948
6,000	China Mobile	55,164
22,000	China Pharmaceutical Group	13,116
16,000	China Ting Group Holdings	2,287
371	Digitalhongkong.com (1)	79
23,000	Goldlion Holdings	9,922
6,000	Great Eagle Holdings	21,324
17,000	GZI Real Estate Investment Trust	9,019
5,000	Kingboard Chemical Holdings	27,395
22,000	Lerado Group Holdings	3,909
20,000	Luen Thai Holdings	2,035
28,000	Norstar Founders Group (1) (2) (3)	—
19,227	NWS Holdings	28,324
2,500	Orient Overseas International	19,090
41,000	PCCW	16,261
9,500	Power Assets Holdings	66,486
14,000	Public Financial Holdings	8,743
21,000	Sunlight REIT	6,815
3,000	Swire Pacific Class A	45,816
15,000	TAI Cheung Holdings	11,299
34,000	Texwinca Holdings	38,352
24,000	TPV Technology	13,783
5,200	Transport International Holdings	16,405
2,800	VTech Holdings	31,909
3,000	Wharf Holdings	21,942
10,000	Wheelock	41,206
		565,791
	Hungary — 0.2%
8,579	Magyar Telekom Telecommunications	29,267

	Indonesia — 0.4%
75,500	International Nickel Indonesia	43,865
32,000	Telekomunikasi Indonesia	28,775
		72,640
	Ireland — 0.4%
3,548	Anglo Irish Bank (1) (2) (3)	—
963	DCC	32,460
17,066	Total Produce	10,615
5,962	United Drug	20,547
		63,622
	Israel (2) — 1.5%
7,193	Bank Hapoalim (1)	37,798
8,086	Bank Leumi Le-Israel	42,039
15,496	Bezeq Israeli Telecommunication	46,002
902	Cellcom Israel	28,981
601	First International Bank of Israel	9,247
7,646	Israel Discount Bank Class A (1)	16,172
8,441	Migdal Insurance & Financial Holding	15,947
11,231	Oil Refineries (1)	8,407
1,536	Partner Communications	29,108
46	Paz Oil	8,523
1,894	Super-Sol	11,833
		254,057
	Italy — 2.9%
1,492	Assicurazioni Generali	35,752
1,827	Autostrada Torino-Milano	30,738
3,123	Banca Carige	7,567
3,093	Banca Popolare di Milano	10,582

The accompanying notes are an integral part of the financial statements.

Shares		Value $

260	Banco di Sardegna	3,593
4,478	Banco Popolare	13,277
444	Beni Stabili	506
1,315	Brembo	17,956
2,182	Caltagirone	6,644
2,044	ENI	54,640
2,101	Finmeccanica	28,378
3,441	Intesa Sanpaolo	11,426
22,246	KME Group	11,900
2,185	MARR	28,687
5,556	Mediaset	36,995
2,381	Milano Assicurazioni	3,512
2,606	Piccolo Credito Valtellinese Scarl	12,420
5,340	Recordati	56,507
4,075	Snam Rete Gas	25,347
831	Societa Cattolica di Assicurazioni	23,371
1,635	Societa Iniziative Autostradali e Servizi	21,054
15,621	Telecom Italia	23,528
6,271	UniCredit	16,141
1,566	Unione di Banche Italiane	14,031
1,189	Zignago Vetro	9,773
		504,325
	Japan (2) — 21.7%
3,000	77 Bank	13,861
1,700	Aeon Credit Service	23,055
3,100	Ai Holdings	12,665
2,000	Aichi Machine Industry	7,142
4,000	Aichi Steel	24,260
1,000	Aisin Seiki	35,278
1,600	Alpine Electronics	20,100
2,600	Alps Electric	26,006
1,700	AOC Holdings	11,371
800	Aoyama Trading	13,181
5	AQ Interactive	6,698
1,500	Arcs	23,238
400	Artnature	3,851
4,000	Asahi Glass	50,795
6,000	Asahi Kasei	41,481
6	Asax	8,804
500	Autobacs Seven	18,380
600	Avex Group Holdings	7,460
5,000	Bando Chemical Industries	21,075
900	BML	25,626
700	Bridgestone	15,463
700	Canon Electronics	16,803
900	Century Tokyo Leasing	15,445
1,300	Charle	6,955
1,000	Chugoku Marine Paints	8,457
7,000	Cosmo Oil	23,111
400	Cosmos Pharmaceutical	17,725
1,000	Create SD Holdings	23,539
2,000	Daido Steel	11,434
2,000	Daihatsu Diesel Manufacturing	13,393
2,000	Daihatsu Motor	32,313
1,100	Daiichikosho	19,277
300	Daikoku Denki	3,494
7,000	Daishi Bank	22,091
200	Daito Trust Construction	16,003
2,000	Daiwa House Industry	24,237
3,000	Daiwa Industries	15,085
4,300	DCM Holdings	27,357
1,000	Denki Kogyo	4,773
500	Doshisha	10,947
600	Doutor Nichires Holdings	7,149
700	DTS	6,640
1,400	Duskin	28,249
2,000	Eagle Industry	20,854
1,700	Eisai	61,828
8	Fields	12,512
600	Fuji	2,522
4,000	Fuji Heavy Industries	29,779
900	Fuji Machine Manufacturing	21,057
1,000	Fujikura Kasei	5,854
800	Fukuda Denshi	25,653
4,000	Gunma Bank	21,656
1	Hankyu Reit	5,657
1,400	Hard Off	6,826
500	Heiwa	7,733
3,000	Higo Bank	17,302
5,000	Hitachi	27,144
2,200	Hitachi Capital	31,387
1,100	Hitachi Chemical	22,677
700	Honda Motor	26,916
500	H-One	4,027
6,000	Hyakujushi Bank	22,402
4	Ichigo Real Estate Investment	5,116
1,800	Ichinen Holdings	8,541
200	Idemitsu Kosan	23,657
300	Inaba Denki Sangyo	7,916
9	Infocom	10,826
300	Iriso Electronics	4,591
1,700	IT Holdings	16,722
2,000	ITC Networks	11,482
400	Japan Drilling	16,166
2	Japan Excellent REIT	11,023
3	Japan Hotel and Resort REIT	6,939
1,100	Japan Petroleum Exploration	53,940

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5	Japan Prime Realty Investment REIT Class A	14,220
1,000	Japan Radio	2,487
1,000	Jidosha Buhin Kogyo	5,304
600	JSP	10,688
6,000	Juroku Bank	18,607
2,400	Justsystems (1)	5,727
3,000	Kagoshima Bank	20,176
2,000	Kaken Pharmaceutical	25,951
4,000	Kaneka	29,201
2,000	Kasumi	10,611
1,300	Kato Sangyo	21,947
10	KDDI	66,773
500	Keihin	9,575
2,000	Keiyo Bank	9,841
2,000	Kinki Sharyo	8,253
2,000	Kinugawa Rubber Industrial	9,736
17,000	Kiyo Holdings	24,200
500	K’s Holdings	15,587
2,000	Kuraray	29,140
600	Lawson	29,444
600	Lintec	17,760
3,000	Maeda Road Construction	28,476
800	Maspro Denkoh	7,234
200	Melco Holdings	6,404
4	Message	11,484
4	MID REIT	12,457
800	Ministop	12,960
6,000	Mitsubishi Chemical Holdings	40,636
12,000	Mitsubishi UFJ Financial Group	57,606
1,000	Mitsuboshi Belting	4,719
5,000	Mitsui Engineering & Shipbuilding	12,417
1,000	Mitsui Home	5,033
44	Mitsui Knowledge Industry	6,559
10,000	Mitsui Mining & Smelting	35,808
33,000	Mizuho Financial Group	52,293
900	Moshi Moshi Hotline	16,514
600	Muto Seiko	4,477
1,000	Namura Shipbuilding	5,076
1,100	NEC Capital Solutions	16,347
600	NEC Mobiling	20,000
1,700	NEC Networks & System Integration	22,217
7,000	Nichirei	30,761
1,000	Nichireki	4,930
15	NIFTY	21,594
3,000	Nippo	24,154
2,000	Nippon Densetsu Kogyo	19,234
3,000	Nippon Electric Glass	45,430
2,000	Nippon Seisen	10,558
800	Nippon Telegraph & Telephone	37,285
2,000	Nippon Valqua Industries	5,835
1,500	Nishimatsuya Chain	12,695
9,000	Nishi-Nippon City Bank	25,496
4,000	Nissan Shatai	29,976
2,400	Nissen Holdings	15,634
2,000	Nissin Sugar Manufacturing	4,475
3,000	Nittetsu Mining	14,289
4	Nomura Real Estate Office Fund REIT	28,967
7	NTT Data	23,199
30	NTT DoCoMo	55,672
6,000	Ogaki Kyoritsu Bank	19,258
7	Okinawa Cellular Telephone	15,785
4,000	Pacific Metals	30,311
22	PGM Holdings K K	12,248
12	Pilot	22,180
1	Premier Investment	4,664
2,000	Press Kogyo	9,150
5	Riberesute	6,513
6,000	Ryobi	23,252
2,000	S Foods	16,127
2,000	San-Ai Oil	10,802
3,000	San-In Godo Bank	22,256
3,000	Sankyo Seiko	9,494
800	Sanoh Industrial	6,223
1,000	Sanyo Chemical Industries	8,173
9	SBS Holdings	8,571
1,400	Sega Sammy Holdings	24,527
4,000	Sekisui Chemical	33,566
2	Sekisui House SI Investment	9,139
1,000	Sekisui Jushi	10,400
2,000	Shinagawa Refractories	6,284
4,000	Shindengen Electric Manufacturing	17,369
4,000	Shinsho	10,494
1,600	Ship Healthcare Holdings	20,784
4,000	Shiroki	12,978
3,200	Showa Shell Sekiyu	34,919
91	SKY Perfect JSAT Holdings	36,372
700	Sony Financial Holdings	13,013
1,100	SRA Holdings	9,865
20	SRI Sports	21,791
1,800	Sumitomo	24,835
3,100	Sumitomo Electric Industries	43,170
2,000	Sumitomo Metal Mining	35,718
1,700	Sumitomo Mitsui Financial Group	52,815
700	Tachi-S	11,773
2,000	Taihei Kogyo	9,089
1,200	Takeda Pharmaceutical	58,166
6	T-Gaia	10,418
13,000	Toa	23,405

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,000	Toa Oil	6,982
900	Tocalo	16,961
3,000	Toho Zinc	16,367
1,200	Tokai Rika	21,031
310	Token	13,227
4,720	Tokyu Construction	12,839
4	Tokyu REIT	27,808
500	Tomen Electronics	6,770
5,000	TonenGeneral Sekiyu	62,045
2,100	Toppan Forms	16,807
7,000	Toshiba TEC	32,340
5,000	Toyo Ink SC Holdings	25,328
2,100	Toyota Auto Body	37,171
600	TS Tech	10,560
1,100	Unipres	23,574
2,000	Valor	21,332
1,300	VT Holdings	4,137
200	Yachiyo Bank	6,106
460	Yamada Denki	32,324
2,000	Yamaguchi Financial Group	18,068
2,000	Yamanashi Chuo Bank	8,920
2,000	Yokohama Reito	13,549
1,100	Yorozu	22,298
6	Zappallas	8,199
3,000	Zojirushi	8,241
		3,717,982
	Malaysia — 0.6%
15,400	Affin Holdings	18,203
7,300	APM Automotive Holdings	12,154
17,800	Kumpulan Fima	9,318
10,100	Tenaga Nasional	20,500
6,200	Tradewinds Malaysia	17,003
13,500	UMW Holdings BHD	32,052
		109,230
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Netherlands — 2.1%
6,805	Aegon	54,029
926	ASM International (1)	40,216
1,333	BE Semiconductor Industries (1)	14,313
284	Koninklijke Boskalis Westminster	15,102
1,451	Koninklijke KPN	23,026
1,400	Mediq	30,168
1,960	Royal Dutch Shell	75,704
1,970	Royal Dutch Shell A Shares (2)	76,719
2,906	SNS Reaal (1)	17,860
446	Vastned Offices/Industrial REIT	8,904
105	Wereldhave REIT	10,971
		367,012
	New Zealand — 0.5%
13,956	Air New Zealand	12,531
8,052	Argosy Property Trust	5,211
7,005	Nuplex Industries	18,472
19,599	Telecom Corp. of New Zealand	34,481
9,823	Vector	20,341
		91,036
	Norway — 2.3%
9,933	ABG Sundal Collier Holding	12,691
754	Aker Class A Shares	23,006
1,723	Atea	19,058
1,800	Austevoll Seafood	13,833
1,277	Cermaq	26,301
1,028	Farstad Shipping	36,072
1,338	Fred Olsen Energy	61,748
1,043	Leroy Seafood Group	34,012
29,110	Marine Harvest	38,471
2,670	SpareBank 1 SMN	26,859
1,148	Sparebank 1 SR Bank	12,315
420	Sparebanken More	15,618
2,621	StatoilHydro	76,724
		396,708
	Philippines — 0.5%
18,900	Aboitiz Power	13,939
550	Globe Telecom	11,571
30,000	Manila Water	12,623
600	Philippine Long Distance Telephone ADR	34,794
15,100	Rizal Commercial Banking	9,883
4,300	Union Bank of Philippines	6,131
		88,941
	Poland — 1.1%
842	Grupa Lotos (1)	15,090
5,820	Impexmetal (1)	11,043
978	KGHM Polska Miedz	72,049
2,423	Polski Koncern Naftowy Orlen	50,544
28,941	Polskie Gornictwo Naftowe i Gazownictwo	42,467
		191,193
	Portugal — 0.5%
10,239	Banco BPI	18,409
2,426	Banco Espirito Santo	10,218
10,407	Portucel Empresa Produtora de Pasta e Papel	38,964

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,439	Portugal Telecom	17,565
		85,156
	Russia — 0.7%
2,200	Gazprom ADR	37,092
600	LUKOIL ADR	41,820
1,750	Mobile Telesystems ADR	37,013
		115,925
	Singapore — 2.1%
12,000	Allgreen Properties	11,570
24,000	Boustead Singapore	20,002
8,000	CapitaCommercial Trust REIT	9,412
9,000	Hong Leong Asia	19,781
13,000	HTL International Holdings	6,320
18,000	Jurong Technologies Industrial (1) (2) (3)	—
16,800	MobileOne	32,807
11,000	SembCorp Industries	48,533
28,000	Singapore Telecommunications	71,378
23,000	StarHub	53,934
12,000	Swiber Holdings (1)	7,795
16,000	UMS Holdings	7,582
9,000	UOB-Kay Hian Holdings	13,825
7,000	UOL Group	27,682
3,000	Venture	23,654
7,000	Wing Tai Holdings	9,037
		363,312
	South Africa — 0.8%
7,701	Afgri	8,201
3,067	Allied Electronics	12,826
746	Allied Technologies	7,273
403	Astral Foods	8,239
2,353	Aveng	12,499
397	Kumba Iron Ore	29,031
1,080	Palabora Mining	24,186
3,283	Raubex Group	9,878
4,409	Steinhoff International Holdings (1)	16,993
		129,126
	South Korea — 1.3%
940	Bookook Steel	2,231
410	Daishin Securities	5,547
290	Global & Yuasa Battery	12,368
163	GS Home Shopping	23,473
1,530	Hanil E-Wha	18,838
39	Hankook Shell Oil	7,669
290	Hankuk Paper Manufacturing	5,974
170	Hansol LCD	7,426
490	Hanyang Securities (1)	3,808
530	Jinheung Mutual Savings Bank	1,236
460	KG Chemical	3,808
109	Korea Petrochemical Industries	13,064
190	Kyeryong Construction Industrial	2,508
1,300	Kyung Nong	4,266
100	Mi Chang Oil Industrial	4,522
860	Motonic	8,028
60	Nexen	4,562
86	Nong Shim Holdings	5,049
110	Pusan City Gas	1,988
50	Samsung Electronics	41,807
470	Sejong Industrial	8,956
1,500	SK Telecom ADR	28,470
238	Thinkware Systems	2,284
650	Woongjin Thinkbig	10,499
		228,381
	Spain — 3.1%
2,064	Almirall	23,537
2,979	Banco Bilbao Vizcaya Argentaria	38,207
3,637	Banco de Sabadell	16,121
998	Banco Espanol de Credito	9,335
5,708	Banco Popular Espanol	34,220
2,489	Banco Santander Central Hispano	31,783
825	Caja de Ahorros del Mediterraneo	5,914
3,522	Criteria Caixacorp	26,002
3,200	Duro Felguera	27,203
1,242	Ebro Foods	30,654
1,525	Enagas	37,729
1,398	Indra Sistemas	31,719
10,627	Mapfre	44,383
634	Red Electrica	40,450
2,008	Repsol	71,699
1,674	Telefonica	44,997
766	Vueling Airlines (1)	10,777
		524,730
	Sweden — 1.8%
1,245	Axfood	45,767
1,498	Billerud	18,232
2,806	Boliden	63,285
1,000	D Carnegie (1) (2) (3)	—
730	Hoganas Class B Shares	30,341
997	NCC Class B Shares	26,663
1,390	Nolato	16,745
1,843	Nordea Bank	21,042
3,074	Peab	28,429
7,088	TeliaSonera	57,911
		308,415
	Switzerland — 3.2%
370	Baloise Holding	40,918

The accompanying notes are an integral part of the financial statements.

Shares		Value $

173	Compagnie Financiere Tradition	24,183
890	Credit Suisse Group	40,451
111	Emmi	27,593
99	Helvetia Holding	46,444
819	Nestle	50,850
908	Novartis	53,909
427	Pargesa Holding	43,890
464	Roche Holding	75,268
3,512	UBS	70,207
55	Vaudoise Assurances Holding	17,996
235	Zurich Financial Services	66,025
		557,734
	Taiwan — 3.0%
9,000	Ability Enterprise	13,530
8,000	AcBel Polytech	6,097
5,000	Altek	6,924
12,000	Ardentec	11,406
8,000	Asia Vital Components	8,901
7,000	Audix	8,924
7,000	Avermedia Technologies	9,107
3,000	Chicony Electronics	5,902
4,000	Chong Hong Construction	9,669
20,394	Compal Electronics	23,083
11,000	Coretronic	16,805
11,000	CTCI	13,889
3,000	Dynapack International Technology (1)	9,878
19,000	Far EasTone Telecommunications	28,795
14,000	Feng TAY Enterprise	15,357
7,000	FSP Technology	7,715
9,000	Gigabyte Technology	9,339
1,600	Himax Technologies ADR	4,048
22,580	Inventec	12,129
3,000	I-Sheng Electric Wire & Cable	4,615
4,573	Leader Electronics	2,624
9,000	LITE-ON IT	9,747
18,000	Lite-On Technology	22,759
29,000	Macronix International	19,016
4,441	Pegatron (1)	4,678
6,000	Phihong Technology	11,594
12,000	Pou Chen	11,301
3,150	Promate Electronic	2,532
15,907	Quanta Computer	31,348
5,000	Radiant Opto-Electronics	15,103
11,000	Sigurd Microelectronics	10,359
2,000	Silitech Technology	5,044
3,000	Sincere Navigation	3,448
25,130	Sinon	12,184
4,000	Sirtec International	8,357
3,000	Soft-World International	11,981
4,000	Taiwan Navigation	4,562
10,000	Taiwan Sogo Shin Kong SEC	8,755
6,000	Taiwan Surface Mounting Technology	15,319
6,000	Thye Ming Industrial (1)	8,162
6,000	Ttet Union	11,092
6,000	U-Ming Marine Transport	12,975
22,000	Wan Hai Lines	16,805
8,000	Weikeng Industrial	7,785
10,553	Wistron	18,956
		512,599
	Thailand — 1.4%
13,500	Advanced Info Service	41,820
18,400	Bangchak Petroleum	13,249
5,300	Bangkok Expressway	3,177
21,150	Bualuang Securities	11,970
26,300	Delta Electronics Thai	23,120
2,100	Electricity Generating	6,664
12,400	Hana Microelectronics	10,257
7,300	Kiatnakin Bank	8,068
25,300	Lanna Resources	22,453
18,200	MCS Steel	7,497
11,000	Padaeng Industry	8,510
18,400	Property Perfect	3,056
3,300	PTT	41,443
29,600	SC Asset	11,598
74,800	Thai Tap Water Supply	15,030
5,900	Thanachart Capital	6,027
		233,939
	Turkey — 1.3%
81	Bagfas Bandirma Gubre Fabrik	10,015
1,345	Ford Otomotiv Sanayi	13,667
1,474	Gubre Fabrikalari (1)	16,432
660	Pinar SUT Mamulleri Sanayii	7,119
6,503	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	11,205
3,204	Tofas Turk Otomobil Fabrikasi	18,417
11,572	Trakya Cam Sanayi	28,312
1,352	Tupras Turkiye Petrol Rafinerileri	43,926
7,760	Turk Telekomunikasyon	40,420
5,885	Turkcell Iletisim Hizmetleri	34,756
		224,269
	United Kingdom (2) — 11.1%
5,659	Amlin	39,573
3,010	Anglo Pacific Group	15,935
1,307	AstraZeneca	64,837
3,954	Aviva	29,586

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,078	BAE Systems	49,822
6,322	Balfour Beatty	34,681
9,707	Barclays	46,138
15,990	Beazley	35,072
2,883	Berendsen	25,063
8,007	BP	61,539
9,315	Brewin Dolphin Holdings	26,857
33,100	Cable & Wireless Communications	25,699
5,224	Carillion	34,280
13,779	Centrica	73,984
24,853	Chaucer Holdings	22,931
2,734	Chesnara	11,597
3,020	Computacenter	23,265
5,769	Drax Group	42,481
6,031	Electrocomponents	28,067
7,735	Fiberweb	9,689
5,233	Firstgroup	28,430
5,307	Game Group	4,708
2,357	GlaxoSmithKline	51,478
2,269	Greggs	19,530
2,169	Hill & Smith Holdings	12,189
7,884	Home Retail Group	29,095
3,270	IG Group Holdings	25,577
942	Imperial Tobacco Group	33,220
3,209	Inchcape	19,585
1,649	Interior Services Group	5,519
5,747	Intermediate Capital Group	31,776
2,521	Interserve	11,849
5,904	Investec	47,537
11,709	J Sainsbury	68,189
5,554	JKX Oil & Gas	28,492
1,280	Kazakhmys	29,727
1,407	Keller Group	15,473
5,088	Kesa Electricals	10,980
1,100	Kier Group	24,498
29,604	Legal & General Group	60,877
13,229	Man Group	55,350
6,817	Marks & Spencer Group	44,282
1,664	Mothercare	11,669
5,786	N Brown Group	29,357
3,803	Pace	10,229
227	Rio Tinto	16,560
2,490	Robert Wiseman Dairies	13,099
21,007	RSA Insurance Group	48,401
2,482	Scottish & Southern Energy	56,297
4,094	St. James’s Place	24,284
6,893	Stagecoach Group	28,450
11,416	Standard Life	43,252
7,550	Tesco	50,891
2,409	Tullett Prebon	16,973
935	Umeco	7,573
1,262	Valiant Petroleum (1)	11,281
1,604	Vedanta Resources	62,623
12,892	Vodafone Group	37,261
2,252	WH Smith	17,735
2,948	Wincanton	5,182
9,006	WM Morrison Supermarkets	44,422
1,140	WSP Group	6,835
		1,901,831
	TOTAL COMMON STOCK (Cost $14,796,259)	16,652,852

	PREFERRED STOCK — 1.1%
	Brazil — 0.6%
1,300	AES Tiete	21,446
700	Cia de Transmissao de Energia Eletrica Paulista	22,593
600	Cia Energetica do Ceara Class A	13,007
1,320	Eletropaulo Metropolitana Eletricidade de Sao Paulo Class B	32,216
1,700	Ferbasa-Ferro Ligas da Bahia	13,282
		102,544
	Germany — 0.5%
28	KSB	24,696
870	ProSiebenSat.1 Media	24,912
199	Volkswagen	39,198
		88,806
	TOTAL PREFERRED STOCK (Cost $142,317)	191,350

	WARRANTS (1) — 0.0%
	Italy — 0.0%
1,002	KME Group, Expires 01/02/12	17
935	Unione di Banche Italiane, Expires 06/30/11	1
	TOTAL WARRANTS (Cost $—)	18

	RIGHTS (1) — 0.0%
	Brazil — 0.0%
7	Cia de Transmissao de Energia Electrica, Expires 06/11 (Cost $—)	3

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	SHORT-TERM INVESTMENT (4) — 1.5%
263,931	JPMorgan Prime Money Market Fund, 0.030% (Cost $263,931)	263,931

	TOTAL INVESTMENTS — 99.6% (Cost $15,202,507)	17,108,154

	OTHER ASSETS LESS LIABILITIES — 0.4%	59,130

	NET ASSETS — 100%	$17,167,284

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On April 30, 2011, the value of these securities amounted to $0 representing 0.0% of the net assets of the Fund.
(4)	The rate shown represents the 7-day current yield as of April 30, 2011.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

JPY — Japanese Yen

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2011, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
JPMorgan	5/9/11	USD	23,470	JPY	1,916,270	$159
JPMorgan	6/2/11	JPY	32,068,000	USD	379,620	(15,848)
HSBC	5/26/11	TRY	383,000	USD	243,836	(7,046)
HSBC	5/26/11	ZAR	754,100	USD	108,907	(5,577)
HSBC	6/9/11	CAD	200,200	USD	209,133	(2,310)
Royal Bank of Scotland	5/26/11	USD	1,483,814	GBP	924,700	59,947
UBS Securities LLC	5/26/11	GBP	924,700	USD	1,481,998	(61,763)
UBS Securities LLC	6/2/11	USD	383,780	JPY	32,068,000	11,687
UBS Securities LLC	6/9/11	CAD	212,300	USD	219,852	(4,371)
						$(25,122)

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$630,441	$—	$—	$630,441
Austria	159,764	—	—	159,764
Belgium	295,457	—	—	295,457
Bermuda	112,963	67,081	—	180,044
Brazil	169,923	—	—	169,923
British Virgin Islands	—	15,849	—	15,849
Canada	1,075,719	—	—	1,075,719
Chile	20,695	—	—	20,695
China	94,008	—	—	94,008
Cyprus	61,934	—	—	61,934
Czech Republic	31,226	—	—	31,226
Denmark	145,643	—	—	145,643
Finland	340,359	—	—	340,359
France	1,045,445	—	—	1,045,445
Germany	568,460	4,688	—	573,148
Greece	147,928	—	—	147,928
Guernsey	—	28,048	—	28,048
Hong Kong	565,791	—	—	565,791
Hungary	29,267	—	—	29,267
Indonesia	72,640	—	—	72,640
Ireland	63,622	—	—	63,622
Israel	—	254,057	—	254,057
Italy	504,325	—	—	504,325
Japan	—	3,717,982	—	3,717,982
Malaysia	109,230	—	—	109,230
Malta	—	—	—	—
Netherlands	290,293	76,719	—	367,012
New Zealand	91,036	—	—	91,036
Norway	396,708	—	—	396,708
Phillippines	88,941	—	—	88,941
Poland	191,193	—	—	191,193
Portugal	85,156	—	—	85,156
Russia	115,925	—	—	115,925
Singapore	363,312	—	—	363,312
South Africa	129,126	—	—	129,126
South Korea	228,381	—	—	228,381
Spain	524,730	—	—	524,730
Sweden	308,415	—	—	308,415
Switzerland	557,734	—	—	557,734
Taiwan	512,599	—	—	512,599
Thailand	233,939	—	—	233,939
Turkey	224,269	—	—	224,269
United Kingdom	—	1,901,831	—	1,901,831
	10,586,597	6,066,255	—	16,652,852

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value (continued):

	Level 1	Level 2	Level 3	Total
Investments in Securities — (concluded)
Preferred Stock
Brazil	$102,544	$—	$—	$102,544
Germany	88,806	—	—	88,806
	191,350	—	—	191,350
Warrants
Italy	18	—	—	18
	18	—	—	18
Rights
Brazil	3	—	—	3

Short-Term Investment	263,931	—	—	263,931

Total Investments in Securities	$11,041,899	$6,066,255	$—	$17,108,154

Other Financial Instruments
Forwards — Unrealized Appreciation	$—	$71,793	$—	$71,793
Forwards — Unrealized Depreciation	—	(96,915)	—	(96,915)
Total Other Financial Instruments	$—	$(25,122)	$—	$(25,122)

Of the Level 2 investments presented above, some equity investments were considered Level 1 investments at the beginning of the fiscal year.  The primary reason for changes in the classifications between Levels 2 and 1 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may be valued at fair value.  Please see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2011 (unaudited)

Shares		Value $

	COMMON STOCK — 94.0%
	Brazil — 12.0%
216,438	Banco Bradesco ADR	4,378,541
115,200	BR Malls Participacoes	1,217,180
68,800	BR Properties	813,528
13,848	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	629,530
39,120	Cia de Bebidas das Americas ADR	1,274,530
81,464	Cia de Concessoes Rodoviarias	2,529,890
120,777	Cia Energetica de Minas Gerais ADR	2,520,616
163,200	Gerdau ADR	1,971,456
59,900	Iochpe-Maxion	837,762
300,855	Itau Unibanco Holding ADR	7,145,306
46,500	Lojas Renner	1,723,426
44,149	Magazine Luiza (1)	449,068
305,200	PDG Realty Empreendimentos e Participacoes	1,796,664
31,001	Petroleo Brasileiro	567,005
81,678	Petroleo Brasileiro ADR	3,049,040
41,700	Ultrapar Participacoes ADR	750,183
11,000	Vale	360,909
116,400	Vale ADR	3,887,760
32,924	Vivo Participacoes ADR	1,376,552
		37,278,946
	China — 12.4%
806,000	Bank of Communications	854,168
7,755,320	China Construction Bank Class H	7,330,000
968,000	China National Building Material Class H	2,039,233
2,320,000	China Petroleum & Chemical Class H	2,336,162
725,000	China Shenhua Energy Class H	3,384,186
1,201,000	China Suntien Green Energy (1)	369,615
770,000	Dongfeng Motor Group Class H	1,201,715
139,000	Golden Eagle Retail Group	364,240
9,668,565	Industrial & Commercial Bank of China Class H	8,179,666
783,000	Parkson Retail Group	1,201,839
1,348,000	PetroChina Class H	1,937,146
539,500	Ping An Insurance Group of China Class H	5,866,773
61,100	Tencent Holdings	1,738,768
377,760	ZTE	1,359,584
		38,163,095
	Czech Republic — 0.4%
21,356	CEZ	1,226,107

	Egypt (2) — 0.1%
83,326	Commercial International Bank	385,889

	Hong Kong — 8.4%
179,000	Beijing Enterprises Holdings	950,791
1,005,000	Belle International Holdings	1,961,885
445,800	Changsha Zoomlion Heavy Industry Science & Technology Development (1)	1,182,539
239,000	China Mengniu Dairy	733,997
436,000	China Merchants Holdings International	2,007,108
791,500	China Mobile	7,277,083
914,000	China Overseas Land & Investment	1,758,349
2,829,000	CNOOC	6,979,698
4,249,140	Franshion Properties China	1,324,112
1,664,000	Poly Hong Kong Investments	1,330,617
		25,506,179
	Hungary — 2.3%
28,293	MOL Hungarian Oil & Gas	3,952,955
89,248	OTP Bank	3,164,894
		7,117,849
	India — 2.2%
18,400	HDFC Bank ADR	3,166,640
16,700	Infosys Technologies ADR	1,088,506
30,850	Reliance Industries GDR (4)	1,357,092
89,957	Tata Steel GDR	1,261,197
		6,873,435
	Mexico — 0.9%
18,600	America Movil, Series L ADR	1,063,920
158,200	GEO (1)	466,935
388,900	Wal-Mart de Mexico	1,216,453
		2,747,308
	Peru — 0.5%
8,151	Credicorp	786,735
22,400	Southern Copper	839,104
		1,625,839

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Poland — 1.7%
10,928	KGHM Polska Miedz	805,069
65,939	Polski Koncern Naftowy Orlen	1,375,491
179,797	Powszechna Kasa Oszczednosci Bank Polski	3,099,481
		5,280,041
	Qatar (2) — 0.6%
43,392	Industries Qatar QSC	1,762,544

	Russia — 8.6%
19,897	Eurasia Drilling GDR	670,529
707,736	Gazprom ADR	11,932,429
43,597	Globaltrans Investment GDR	862,785
72,050	LUKOIL ADR	5,021,885
34,400	Mechel ADR	982,808
51,916	MMC Norilsk Nickel ADR	1,432,882
56,500	Mobile Telesystems ADR	1,194,975
8,350	NovaTek GDR	1,173,175
101,200	Rosneft Oil GDR	903,210
39,350	Severstal GDR	708,300
22,950	Uralkali GDR	963,211
21,068	X5 Retail Group GDR (1)	742,647
		26,588,836
	South Africa — 5.1%
30,118	African Rainbow Minerals	980,044
1,002,082	FirstRand	3,153,928
54,683	Foschini Group	754,742
104,598	Gold Fields	1,868,812
48,932	Impala Platinum Holdings	1,528,370
50,233	Imperial Holdings	902,927
131,584	MTN Group	2,926,472
13,521	Naspers N Shares	813,625
108,484	Raubex Group	326,401
27,727	Sasol	1,600,885
57,608	Shoprite Holdings	908,325
		15,764,531
	South Korea — 18.8%
125,000	Cheil Worldwide	1,615,169
92,290	Daegu Bank	1,546,808
17,395	GS Engineering & Construction	2,101,081
47,570	Hana Financial Group	2,022,170
21,890	Hynix Semiconductor	692,773
11,762	Hyundai Department Store	1,729,058
6,966	Hyundai Glovis	997,938
6,204	Hyundai Heavy Industries	3,107,809
5,778	Hyundai Mobis	1,942,230
35,316	Hyundai Motor	8,151,118
30,340	KT	1,093,717
9,654	LG Chem	4,790,843
5,085	LG Household & Health Care	2,052,093
5,073	POSCO	2,223,000
15,349	Samsung Electronics	12,833,948
18,596	Samsung Fire & Marine Insurance	4,004,757
86,270	Shinhan Financial Group	4,240,801
12,911	SK Energy	2,804,637
		57,949,950
	Taiwan — 11.4%
214,550	Asustek Computer	1,930,725
439,150	Cathay Financial Holding	732,172
61,373	Cathay Financial Holding GDR	1,024,315
377,332	China Steel	465,907
27,994	China Steel GDR	692,068
3,975,440	Chinatrust Financial Holding	3,639,878
51,040	Chunghwa Telecom ADR	1,610,312
1,018,880	Far Eastern New Century	1,599,219
613,400	HON HAI Precision Industry	2,321,378
270,495	HON HAI Precision Industry GDR	2,066,582
59,000	HTC	2,675,270
872,000	Nan Ya Plastics	2,670,443
1,918,337	Taiwan Cement	2,806,914
322,000	Taiwan Mobile (1)	829,990
2,086,139	Taiwan Semiconductor Manufacturing	5,326,312
230,484	Taiwan Semiconductor Manufacturing ADR	3,111,534
878,000	WPG Holdings	1,620,028
		35,123,047
	Thailand — 5.1%
584,400	Bangkok Bank	3,327,127
5,750	Banpu	143,654
65,550	Banpu NVDR	1,637,652
414,400	CP ALL	600,228
810,600	Kasikornbank NVDR	3,434,055
391,000	PTT	4,910,415
605,100	Thai Oil	1,712,356
		15,765,487
	Turkey — 3.5%
71,958	Anadolu Efes Biracilik Ve Malt Sanayii	1,107,410
236,292	TAV Havalimanlari Holding (1)	1,193,504
36,114	Tupras Turkiye Petrol Rafinerileri	1,173,319
255,460	Turk Telekomunikasyon	1,330,643
594,038	Turkiye Garanti Bankasi	3,078,606
208,263	Turkiye Halk Bankasi	1,801,157

The accompanying notes are an integral part of the financial statements.

Shares		Value $

282,665	Turkiye Is Bankasi Class C	1,000,156
		10,684,795
	TOTAL COMMON STOCK (Cost $239,380,878)	289,843,878

	PREFERRED STOCK — 3.4%
	Brazil — 3.4%
1,391	Itau Unibanco Holding	32,498
134,439	Petroleo Brasileiro ADR	4,486,229
69,400	Ultrapar Participacoes	1,213,287
161,000	Vale ADR	4,813,900
500	Vale Class A	14,657
	TOTAL PREFERRED STOCK (Cost $9,555,712)	10,560,571

	EQUITY-LINKED WARRANTS (1) (3) (4) — 1.9%
	Russia — 1.9%
220,420	Sberbank Savings Bank of the Russian Federation, Expires 11/15/12	805,613
1,403,875	Sberbank Savings Bank of the Russian Federation, Expires 02/28/18	5,124,144
	TOTAL EQUITY-LINKED WARRANTS (Cost $3,728,076)	5,929,757

	SHORT-TERM INVESTMENT (5) — 0.5%
1,595,999	JPMorgan Prime Money Market Fund, 0.030% (Cost $1,595,999)	1,595,999

	TOTAL INVESTMENTS — 99.8% (Cost $254,260,665)	307,930,205

	OTHER ASSETS LESS LIABILITIES — 0.2%	732,225

	NET ASSETS — 100%	$308,662,430

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Securities are not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2011, the value of these securities amounted to $7,286,849, representing 2.4% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of April 30, 2011.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Brazil	$37,278,946	$—	$—	$37,278,946
China	38,163,095	—	—	38,163,095
Czech Republic	1,226,107	—	—	1,226,107
Egypt	—	385,889	—	385,889
Hong Kong	25,506,179	—	—	25,506,179
Hungary	7,117,849	—	—	7,117,849
India	6,873,435	—	—	6,873,435
Mexico	2,747,308	—	—	2,747,308
Peru	1,625,839	—	—	1,625,839
Poland	5,280,041	—	—	5,280,041
Qatar	—	1,762,544	—	1,762,544
Russia	26,588,836	—	—	26,588,836
South Africa	15,764,531	—	—	15,764,531
South Korea	57,949,950	—	—	57,949,950
Taiwan	35,123,047	—	—	35,123,047
Thailand	15,765,487	—	—	15,765,487
Turkey	10,684,795	—	—	10,684,795
	287,695,445	2,148,433	—	289,843,878
Preferred Stock
Brazil	10,560,571	—	—	10,560,571
Equity-Linked Warrants
Russia	—	5,929,757	—	5,929,757

Short-Term Investment	1,595,999	—	—	1,595,999

Total Investments in Securities	$299,852,015	$8,078,190	$—	$307,930,205

Of the Level 2 investments presented above, some equity investments were considered Level 1 investments at the beginning of the fiscal year.  The primary reason for changes in the classifications between Levels 2 and 1 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may be valued at fair value.  Please see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2011 (unaudited)

Shares		Value $

	COMMON STOCK —87.4%
	Auto & Transportation — 0.7%
10,000	Atlas Air Worldwide Holdings (1)	689,100
8,800	BorgWarner (1)	679,712
		1,368,812
	Consumer Discretionary — 16.1%
115,400	Ambassadors Group	1,163,232
20,700	American Greetings	509,220
50,200	Arbitron	1,941,736
39,900	Bally Technologies (1)	1,555,701
10,700	Capella Education (1)	530,720
18,600	Children’s Place (1)	988,962
20,200	Citi Trends (1)	449,652
98,600	Clear Channel Outdoor Holdings Class A (1)	1,356,736
56,400	Collective Brands (1)	1,184,400
24,900	DreamWorks Animation SKG (1)	659,601
34,500	Harman International Industries	1,674,285
60,900	Healthcare Services Group	1,081,584
11,100	Home Inns & Hotels Management ADR (1) (2)	479,853
64,700	IESI-BFC (3)	1,639,498
28,100	Jarden	1,022,559
14,200	Lamar Advertising Class A (1)	461,784
15,600	Life Time Fitness (1)	610,272
34,500	Lithia Motors	627,555
54,200	LKQ (1)	1,366,924
16,000	Matthews International	642,240
64,700	Men’s Wearhouse	1,804,483
14,200	Meredith	474,564
59,100	Monster Worldwide (1)	969,831
87,200	Pinnacle Entertainment (1)	1,210,336
66,400	Rent-A-Center	2,021,880
58,400	Scientific Games Class A (1)	614,368
75,734	Standard Parking (1)	1,324,588
15,600	Valassis Communications (1)	449,748
34,500	Volcom	680,685
42,000	Waste Connections	1,292,340
101,700	Wendy’s	490,194
		31,279,531
	Consumer Staples — 1.7%
8,500	Diamond Foods	557,600
47,400	Nash Finch	1,764,228
21,200	Sanderson Farms	1,009,120
		3,330,948
	Financial Services — 13.7%
25,400	Altisource Portfolio Solutions (1)	824,992
68,600	Apollo Global Management LLC (1)	1,240,288
12,500	Bank of Hawaii	609,875
32,800	Brown & Brown	847,880
9,500	Cash America International	450,775
46,100	Colonial Properties Trust REIT	975,476
92,920	CVB Financial	905,041
27,700	Employers Holdings	558,432
31,100	Genpact (1)	500,399
42,700	Home Properties	2,707,180
17,300	Iberiabank	1,038,173
8,100	Infinity Property & Casualty	478,710
13,600	Investors REIT	127,976
80,100	Knight Capital Group (1)	1,098,972
32,100	Lazard LP Class A	1,316,100
23,300	MB Financial	482,077
176,300	Ocwen Financial (1)	2,110,311
66,600	Old National Bancorp	689,310
51,100	Pebblebrook Hotel Trust REIT	1,096,095
19,700	Primerica (1)	455,464
64,400	Redwood Trust REIT	1,019,452
23,200	Reinsurance Group of America	1,468,560
11,300	RLI	669,412
20,766	Sabra Healthcare REIT	349,284
31,900	Simmons First National	841,841
9,700	StanCorp Financial Group	418,070
24,300	SVB Financial Group (1)	1,468,692
29,900	Texas Capital Bancshares (1)	771,420
24,500	Westamerica Bancorporation	1,244,355
		26,764,612
	Health Care — 13.5%
13,600	Amedisys (1)	453,152
26,500	AMERIGROUP (1)	1,809,950
31,800	Brookdale Senior Living (1)	866,232
52,100	Centene (1)	1,887,583
26,100	Cepheid (1)	843,291
33,900	Cooper	2,539,110
16,600	Emergency Medical Services (1)	1,059,080
11,300	Fluidigm (1)	187,015
26,400	Haemonetics (1)	1,853,280
5,900	HMS Holdings (1)	464,389
22,200	IPC The Hospitalist (1)	1,151,292
250,000	Lexicon Pharmaceuticals (1)	420,000
56,600	Masimo	1,969,114
13,500	Medicis Pharmaceutical Class A	478,710
19,300	Onyx Pharmaceuticals (1)	725,101
5,600	Orthofix International (1)	190,792
44,000	Parexel International (1)	1,221,440
35,500	RehabCare Group (1)	1,333,735
23,200	Salix Pharmaceuticals (1)	911,528
55,100	Seattle Genetics (1)	915,211
13,600	Sirona Dental Systems (1)	776,152
35,900	Team Health Holdings (1)	713,692

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,600	Techne	668,306
18,900	VCA Antech (1)	464,940
21,100	Volcano (1)	562,526
38,700	West Pharmaceutical Services	1,828,188
		26,293,809
	Materials & Processing — 7.3%
41,500	AMCOL International	1,544,630
44,400	Cabot	1,991,340
14,500	Cytec Industries	850,860
49,500	Graham Packaging (1)	1,138,500
36,600	Innophos Holdings	1,696,044
67,300	Jaguar Mining (1)	376,207
15,500	Kaiser Aluminum	776,705
106,600	KapStone Paper and Packaging (1)	1,852,708
45,000	Olin	1,158,300
73,100	Stillwater Mining (1)	1,667,411
200,300	Taseko Mines (1)	1,057,107
		14,109,812
	Other Energy — 6.1%
25,200	Approach Resources (1)	741,888
40,000	Carrizo Oil & Gas (1)	1,593,600
151,900	Helix Energy Solutions Group (1)	2,875,467
50,400	Penn Virginia	779,184
291,600	Ram Power (1) (3)	215,772
28,700	SM Energy	2,177,182
57,500	STR Holdings (1)	947,025
64,400	Superior Energy Services (1)	2,474,248
		11,804,366
	Producer Durables — 11.0%
10,100	Allegiant Travel	453,187
33,400	Applied Industrial Technologies	1,177,684
20,400	Columbus McKinnon (1)	408,000
54,900	Compass Diversified Holdings	920,124
53,800	Dycom Industries (1)	799,468
42,000	EnPro Industries (1)	1,683,360
27,000	FEI (1)	876,420
47,300	Forrester Research	1,868,823
39,200	FTI Consulting (1)	1,564,080
7,800	Genesee & Wyoming (1)	483,444
83,500	GrafTech International (1)	1,937,200
164,700	Hawaiian Holdings (1)	963,495
28,350	IDEX	1,330,182
34,500	Kratos Defense & Security Solutions (1)	471,615
18,000	Michael Baker (1)	443,520
45,800	Orion Marine Group (1)	473,114
84,000	Power-One (1)	693,840
25,300	Rofin-Sinar Technologies (1)	1,095,743
24,800	Shaw Group (1)	964,720
29,163	Stantec (1) (3)	919,282
15,700	Towers Watson	900,552
79,800	Wabash National (1)	880,194
		21,308,047
	Technology — 13.7%
30,700	AboveNet	2,049,225
43,400	Aeroflex Holding (1)	768,180
105,000	Anadigics (1)	410,550
37,300	Ariba (1)	1,296,921
93,900	Atmel (1)	1,436,670
136,600	Cadence Design Systems (1)	1,417,908
62,500	comScore (1)	1,863,125
48,200	Digital River (1)	1,568,428
67,100	EXFO (1)	631,411
11,000	Gartner (1)	472,010
9,100	Informatica (1)	509,691
213,700	Integrated Device Technology (1)	1,738,449
64,500	Kenexa (1)	1,897,590
55,300	Methode Electronics	683,508
129,900	Mitel Networks (1)	687,171
76,500	Netscout Systems (1)	1,957,635
104,760	Parametric Technology (1)	2,542,525
10,150	Progress Software (1)	300,948
43,100	QLogic (1)	774,938
21,500	Scansource (1)	769,055
53,400	Standard Microsystems (1)	1,449,810
38,747	TNS (1)	636,613
33,400	Websense (1)	861,386
		26,723,747
	Utilities — 3.6%
66,500	Cleco	2,334,150
48,400	NorthWestern	1,575,420
122,000	Pike Electric (1)	1,239,520
51,800	Unisource Energy	1,923,334
		7,072,424
	TOTAL COMMON STOCK (Cost $128,035,127)	170,056,108

	INVESTMENT COMPANY — 2.0%
45,400	iShares Russell 2000 Index Fund (Cost $3,862,258)	3,921,198

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	SHORT-TERM INVESTMENT (4) — 10.7%
20,863,632	JPMorgan Prime Money Market Fund, 0.030% (Cost $20,863,632)	20,863,632

	TOTAL INVESTMENTS — 100.1% (Cost $152,761,017)	194,840,938

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%	(174,853)

	NET ASSETS — 100%	$194,666,085

(1)	Denotes non-income producing security.
(2)	China-domiciled company.
(3)	Canada-domiciled company.
(4)	The rate shown represents the 7-day current yield as of April 30, 2011.

ADR — American Depositary Receipt

LLC — limited Liability Company

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Auto & Transportation	$1,368,812	$—	$—	$1,368,812
Consumer Discretionary	31,279,531	—	—	31,279,531
Consumer Staples	3,330,948	—	—	3,330,948
Financial Services	26,764,612	—	—	26,764,612
Health Care	26,293,809	—	—	26,293,809
Materials & Processing	14,109,812	—	—	14,109,812
Other Energy	11,804,366	—	—	11,804,366
Producer Durables	21,308,047	—	—	21,308,047
Technology	26,723,747	—	—	26,723,747
Utilities	7,072,424	—	—	7,072,424
	170,056,108	—	—	170,056,108

Investment Company	3,921,198	—	—	3,921,198

Short-Term Investment	20,863,632	—	—	20,863,632

Total Investments in Securities	$194,840,938	$—	$—	$194,840,938

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2011 (unaudited)

Shares		Value $

	COMMON STOCK —85.2%
	Auto & Transportation — 1.4%
16,800	Kansas City Southern (1)	976,248
27,500	Ryder System	1,471,250
20,400	Wabtec	1,456,152
		3,903,650
	Consumer Discretionary — 14.6%
17,300	Autoliv	1,386,249
49,600	Bally Technologies (1)	1,933,904
43,700	Carter’s (1)	1,351,204
16,000	Children’s Place (1)	850,720
63,200	DeVry	3,343,280
41,400	Dick’s Sporting Goods (1)	1,694,502
48,000	DreamWorks Animation SKG (1)	1,271,520
55,100	Harman International Industries	2,674,003
11,300	Home Inns & Hotels Management ADR (1) (2)	488,499
85,900	Interpublic Group of Cos.	1,009,325
16,900	Lamar Advertising Class A (1)	549,588
12,400	Liberty Media - Starz, Ser A (1)	952,940
48,900	Life Time Fitness (1)	1,912,968
56,000	Men’s Wearhouse	1,561,840
51,100	Monster Worldwide (1)	838,551
73,700	Penske Automotive Group (1)	1,656,776
68,900	Rent-A-Center	2,098,005
136,300	Republic Services	4,309,806
38,600	Ross Stores	2,844,434
105,800	Scientific Games Class A (1)	1,113,016
26,300	Snap-On	1,624,551
23,900	Valassis Communications (1)	689,037
134,000	VeriSign	4,952,640
38,200	Waste Connections	1,175,414
		42,282,772
	Consumer Staples — 1.1%
200,400	Dean Foods (1)	2,242,476
13,000	JM Smucker	975,910
		3,218,386
	Financial Services — 12.5%
26,700	Bank of Hawaii	1,302,693
86,000	Comerica	3,261,980
33,500	Cullen/Frost Bankers	1,984,540
28,000	Digital Realty Trust REIT	1,689,520
124,100	HCC Insurance Holdings	4,038,214
20,900	Health Care REIT	1,123,793
71,000	Invesco Mortgage Capital	1,614,540
90,200	KKR	1,710,192
20,000	LaSalle Hotel Properties REIT	562,800
74,600	Lazard LP Class A	3,058,600
35,700	PartnerRe	2,868,852
253,000	People’s United Financial	3,463,570
41,200	Reinsurance Group of America	2,607,960
57,600	Tanger Factory Outlet Centers REIT	1,591,488
19,200	UMB Financial	808,512
51,100	Willis Group Holdings	2,111,452
78,900	WR Berkley	2,572,929
		36,371,635
	Health Care — 13.9%
32,600	AMERIGROUP (1)	2,226,580
80,200	Brookdale Senior Living (1)	2,184,648
76,000	CareFusion (1)	2,232,120
43,500	Centene (1)	1,576,005
32,100	DaVita (1)	2,827,689
108,800	DENTSPLY International	4,084,352
14,700	Emdeon Class A (1)	230,202
44,500	Emergency Medical Services (1)	2,839,100
10,975	Furiex Pharmaceuticals (1)	162,759
27,200	Hospira (1)	1,543,056
24,100	Human Genome Sciences (1)	710,227
58,800	Life Technologies (1)	3,245,760
20,500	LifePoint Hospitals (1)	853,005
76,600	Masimo	2,664,914
32,000	Nektar Therapeutics (1)	332,160
14,400	NuVasive (1)	444,816
17,800	Onyx Pharmaceuticals (1)	668,746
169,500	Pharmaceutical Product Development	5,229,075
28,400	Salix Pharmaceuticals (1)	1,115,836
12,500	Sirona Dental Systems (1)	713,375
52,400	Universal Health Services Class B	2,870,472
33,500	West Pharmaceutical Services	1,582,540
		40,337,437
	Materials & Processing — 9.3%
76,200	Airgas	5,292,090
58,300	Cabot	2,614,755
17,500	Cabot Microelectronics (1)	854,875
114,900	Crown Holdings (1)	4,297,260
29,600	Cytec Industries	1,736,928
47,000	Reliance Steel & Aluminum	2,660,670
37,000	Rock-Tenn Class A	2,555,590
16,400	Royal Gold	1,000,072
76,100	Silgan Holdings	3,489,946
37,588	Sino-Forest (1) (3)	934,137
129,170	Yamana Gold	1,641,751
		27,078,074
	Other Energy — 2.9%
16,300	Cimarex Energy	1,802,617
18,600	Concho Resources (1)	1,987,410

The accompanying notes are an integral part of the financial statements.

Shares		Value $

59,500	SM Energy	4,513,670
		8,303,697
	Producer Durables — 8.4%
61,500	Aecom Technology (1)	1,676,490
71,900	Applied Industrial Technologies	2,535,194
29,200	Dover	1,986,768
51,150	IDEX	2,399,958
33,000	Itron (1)	1,796,190
42,700	Kennametal	1,802,794
19,800	Manpower	1,311,750
45,100	PHH (1)	967,846
35,000	Quanta Services (1)	758,800
95,100	Shaw Group (1)	3,699,390
113,900	Steelcase	1,315,545
127,200	Verisk Analytics Class A (1)	4,184,880
		24,435,605
	Technology — 14.2%
1,400	AboveNet	93,450
118,100	Amdocs (1)	3,631,575
68,800	Arrow Electronics (1)	3,136,592
148,100	Atmel (1)	2,265,930
19,600	Avnet (1)	711,872
129,700	Brocade Communications Systems (1)	810,625
10,500	Citrix Systems (1)	885,570
67,000	Digital River (1)	2,180,180
40,300	Gartner (1)	1,729,273
308,700	Integrated Device Technology (1)	2,511,275
9,900	ITT	572,121
81,700	Molex	2,205,900
236,100	National Semiconductor	5,694,732
223,500	Parametric Technology (1)	5,424,345
97,900	PMC - Sierra (1)	785,158
56,500	QLogic (1)	1,015,870
11,154	Rovi (1)	541,638
54,300	SAIC (1)	944,820
45,800	SBA Communications (1)	1,769,254
83,600	Synopsys (1)	2,289,804
38,000	TIBCO Software (1)	1,139,620
16,800	VeriFone Systems (1)	920,976
		41,260,580
	Telecommunication Services — 1.0%
59,700	NII Holdings (1)	2,482,326
18,100	tw telecom (1)	389,874
		2,872,200
	Utilities — 5.9%
79,700	Cleco	2,797,470
109,300	Energen	7,105,593
98,300	NeuStar Class A (1)	2,643,287
64,600	Northeast Utilities	2,299,760
59,200	Portland General Electric	1,477,632
28,000	Southern Union	837,200
		17,160,942
	TOTAL COMMON STOCK (Cost $213,236,156)	247,224,978

	INVESTMENT COMPANIES — 2.3%
25,800	iShares Russell 2000 Index Fund	2,228,346
39,500	iShares Russell Midcap Index Fund	4,433,480
	TOTAL INVESTMENT COMPANIES (Cost $5,654,632)	6,661,826

	SHORT-TERM INVESTMENT (4) — 12.2%
35,435,113	JPMorgan Prime Money Market Fund, 0.030% (Cost $35,435,113)	35,435,113

	TOTAL INVESTMENTS — 99.7% (Cost $254,325,901)	289,321,917

	OTHER ASSETS LESS LIABILITIES — 0.3%	888,824

	NET ASSETS — 100%	$290,210,741

(1)	Denotes non-income producing security.
(2)	China-domiciled company.
(3)	Canada-domiciled company.
(4)	The rate shown represents the 7-day current yield as of April 30, 2011.

ADR — American Depositary Receipt

LP — Limited Partnership

REIT — Real Estate Investment Trust

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Auto & Transportation	$3,903,650	$—	$—	$3,903,650
Consumer Discretionary	42,282,772	—	—	42,282,772
Consumer Staples	3,218,386	—	—	3,218,386
Financial Services	36,371,635	—	—	36,371,635
Health Care	40,337,437	—	—	40,337,437
Materials & Processing	27,078,074	—	—	27,078,074
Other Energy	8,303,697	—	—	8,303,697
Producer Durables	24,435,605	—	—	24,435,605
Technology	41,260,580	—	—	41,260,580
Telecommunication Services	2,872,200	—	—	2,872,200
Utilities	17,160,942	—	—	17,160,942
	247,224,978	—	—	247,224,978

Investment Companies	6,661,826	—	—	6,661,826

Short-Term Investment	35,435,113	—	—	35,435,113

Total Investments in Securities	$289,321,917	$—	$—	$289,321,917

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments

April 30, 2011 (unaudited)

Shares		Value $

	COMMON STOCK — 94.2%
	Bahamas — 0.1%
5,400	Steiner Leisure (1)	262,116

	Bermuda — 0.7%
8,852	Accenture	505,715
5,200	Arch Capital Group (1)	540,800
4,400	Argo Group International Holdings	138,204
11,200	Aspen Insurance Holdings	319,984
25,900	Assured Guaranty	440,300
14,700	Axis Capital Holdings	519,792
8,700	Endurance Specialty Holdings	385,758
12,100	Montpelier Re Holdings	218,889
1,900	PartnerRe	152,684
3,200	SeaCube Container Leasing	51,936
4,800	Textainer Group Holdings	170,208
12,500	Xyratex (1)	127,625
		3,571,895
	Canada — 2.7%
1,600	AG Growth International	82,503
1,100	Agrium	99,721
7,800	Air Canada (1)	19,047
7,900	AltaGas Income Trust	211,947
14,600	ARC Resources	394,169
3,100	Atco Class I	190,883
8,100	Baytex Energy Trust (Canada)	500,299
20,700	Bird Construction	269,800
5,596	Canadian Natural Resources	263,296
21,100	Canadian Oil Sands Trust	728,017
6,200	Canadian Western Bank	198,649
9,900	Cenovus Energy	380,721
13,700	CI Financial	335,404
2,500	Crescent Point Energy	113,531
10,200	Davis & Henderson Income	206,264
19,600	Daylight Energy	225,006
5,100	Domtar	474,402
1,200	Empire Class A	68,118
6,200	EnCana	208,349
9,700	Flint Energy Services (1)	147,551
12,700	Freehold Royalty Trust	300,719
9,900	Great-West Lifeco	285,174
14,700	IGM Financial	756,289
5,900	Industrial Alliance Insurance and Financial Services	253,588
3,100	Keyera Facilities Income Fund	128,588
700	Laurentian Bank of Canada	37,198
7,900	Migao (1)	57,455
1,500	Mosaid Technologies	47,711
3,100	National Bank of Canada	256,717
3,300	North West	69,000
6,800	Open Text (1)	416,626
2,400	Pason Systems	39,323
12,400	Petrominerales	474,634
14,500	Peyto Exploration & Development	308,700
1,800	PHX Energy Services	23,556
24,400	Pinetree Capital (1)	80,732
20,300	Power Corp. of Canada	610,931
23,200	Power Financial	771,780
4,300	Primaris Retail REIT	94,545
2,200	Reitmans Canada Class A	40,581
14,596	Research In Motion (1)	711,131
12,700	Rogers Communications Class B	480,747
15,600	Saputo	742,732
3,400	Silver Wheaton	138,372
11,400	Silvercorp Metals	155,214
8,600	Teck Resources (Canada) Class B	467,545
10,500	TMX Group	450,190
3,200	Trican Well Service	78,884
4,879	Vermilion Energy	262,001
1,700	Zargon Energy Trust	40,487
22,100	Zarlink Semiconductor (1)	56,768
		13,755,595
	Cayman Islands — 0.1%
6,300	Herbalife	565,614

	China — 0.0%
10,000	China Automotive Systems (1)	96,500
11,600	China Sky One Medical (1)	33,060
		129,560
	Hong Kong — 0.0%
5,200	NAM TAI Electronics	31,928

	Ireland — 0.3%
5,900	Covidien	328,571
21,300	Seagate Technology	375,306
25,300	XL Group	617,826
		1,321,703

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Puerto Rico — 0.0%
8,400	Triple-S Management (1)	175,896

	Russia — 0.0%
5,500	CTC Media	129,635

	Switzerland — 0.7%
26,000	ACE	1,748,500
3,000	Allied World Assurance Holdings	194,910
17,288	Garmin	591,768
13,800	Noble	593,538
6,200	TE Connectivity	222,270
4,600	Transocean (1)	334,650
		3,685,636
	United States — 89.6%
	Consumer Discretionary — 9.9%
22,300	Activision Blizzard	253,997
8,100	Advance Auto Parts	530,226
10,606	Amazon.com (1)	2,084,079
2,500	America’s Car-Mart (1)	61,200
7,700	Autoliv	617,001
8,400	BJ’s Wholesale Club (1)	431,088
11,100	Bridgepoint Education (1)	194,805
9,900	Buckle	450,351
14,700	Career Education (1)	320,607
9,200	ChinaCast Education (1)	56,212
15,100	Coach	903,131
6,500	Coinstar (1)	350,870
86,800	Comcast Class A	2,277,632
10,900	Cooper Tire & Rubber	294,082
10,200	Copart (1)	462,774
13,600	Darden Restaurants	638,792
1,600	Deckers Outdoor (1)	135,776
1,600	Destination Maternity	37,392
9,000	DeVry	476,100
30,756	DIRECTV (1)	1,494,434
10,750	Dollar Tree (1)	618,125
900	Dorman Products (1)	35,100
20,400	Exide Technologies (1)	204,816
14,600	Express	315,214
15,900	Family Dollar Stores	861,939
85,100	Ford Motor (1)	1,316,497
2,100	Fossil (1)	201,138
3,100	Gentex	97,185
11,300	Guess?	485,787
14,100	Hasbro	660,444
44,393	Home Depot	1,648,756
4,700	ITT Educational Services (1)	337,131
8,500	John Wiley & Sons Class A	432,905
3,300	Johnson Controls	135,300
6,600	JOS A Bank Clothiers (1)	345,972
31,000	Limited Brands	1,275,960
27,600	Lowe’s	724,500
1,200	Lululemon Athletica (1)	120,036
40,400	Mattel	1,079,488
48,181	McDonald’s	3,773,054
46,200	News Class A	823,284
21,600	Nike Class B	1,778,112
3,178	Nordstrom	151,114
8,800	NutriSystem	132,352
18,423	Omnicom Group	906,227
7,400	Papa John’s International (1)	222,444
4,700	Polaris Industries	495,521
5,778	Polo Ralph Lauren	755,589
1,500	Pre-Paid Legal Services (1)	98,925
2,200	priceline.com (1)	1,203,422
10,600	Rent-A-Center	322,770
14,126	Ross Stores	1,040,945
5,600	Sherwin-Williams	460,824
1,700	Shoe Carnival (1)	49,759
15,800	Starbucks	571,802
9,000	Superior Industries International	227,430
17,900	Target	878,890
9,600	Tiffany	666,624
7,700	Timberland (1)	347,963
32,845	Time Warner	1,243,512
16,700	Time Warner Cable	1,304,771
31,898	TJX	1,710,371
3,500	Tractor Supply	216,545
8,800	TRW Automotive Holdings (1)	502,128
8,100	Tupperware Brands	515,727
26,900	United Online	177,540
16,600	Universal Travel Group (1) (2) (3)	—
38,700	Viacom Class B	1,979,892
50,272	Walt Disney	2,166,723
7,000	Warnaco Group (1)	450,520
9,600	Wolverine World Wide	380,928
13,500	World Wrestling Entertainment, Class A	141,885
31,700	Yum! Brands	1,700,388
		50,364,823
	Consumer Staples — 8.5%
53,200	Altria Group	1,427,888
3,600	Archer-Daniels-Midland	133,272
1,900	Calavo Growers	39,900
11,700	China-Biotics (1)	114,192
5,700	Church & Dwight	470,136

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,700	Clorox	327,402
102,258	Coca-Cola	6,898,325
17,091	Colgate-Palmolive	1,441,626
22,473	Costco Wholesale	1,818,515
32,217	CVS Caremark	1,167,544
13,600	General Mills	524,688
19,865	HJ Heinz	1,017,684
29,226	Hormel Foods	859,537
2,337	Kellogg	133,840
17,700	Kimberly-Clark	1,169,262
45,600	Kraft Foods Class A	1,531,248
10,200	Kroger	247,962
17,112	McCormick	840,541
2,000	National Beverage	27,840
65,724	PepsiCo	4,527,726
77,291	Philip Morris International	5,367,087
97,811	Procter & Gamble	6,347,934
7,300	Ruddick	303,096
1,100	Seneca Foods (1)	30,756
1,800	Susser Holdings (1)	24,822
36,341	Walgreen	1,552,487
84,423	Wal-Mart Stores	4,641,576
900	Weis Markets	37,143
12,900	Zhongpin (1)	215,430
		43,239,459
	Energy — 12.1%
5,300	Alliance Resource Partners LP	436,508
7,400	Anadarko Petroleum	584,156
20,000	Apache	2,667,400
11,200	Arch Coal	384,160
7,500	Atwood Oceanics (1)	336,975
4,100	Baker Hughes	317,381
3,700	BP Prudhoe Bay Royalty Trust	431,161
1,900	Buckeye Partners LP	123,614
10,100	Chesapeake Energy	340,067
82,620	Chevron	9,041,933
58,859	ConocoPhillips	4,645,741
15,700	Consol Energy	849,213
5,000	Contango Oil & Gas (1)	309,600
2,600	Continental Resources (1)	178,568
25,100	Devon Energy	2,284,100
12,300	Diamond Offshore Drilling	933,201
9,800	Enbridge Energy Partners	332,220
4,352	Ensco International ADR	259,466
1,200	EOG Resources	135,492
182,990	Exxon Mobil	16,103,120
9,400	Forest Oil (1)	337,554
2,000	Genesis Energy	55,840
2,200	Gulf Island Fabrication	77,748
40,337	Halliburton	2,036,212
1,900	Hess	163,324
11,200	Hornbeck Offshore Services (1)	327,376
9,700	James River Coal (1)	226,204
13,500	Marathon Oil	729,540
5,800	MarkWest Energy Partners LP	295,742
14,220	Murphy Oil	1,101,766
12,900	National Oilwell Varco	989,301
13,000	Natural Resource Partners LP	447,330
6,800	Noble Energy	654,636
3,700	NuStar Energy LP	250,897
38,633	Occidental Petroleum	4,415,365
6,100	Oil States International (1)	506,361
11,800	Peabody Energy	788,476
13,540	Penn Virginia Resource Partners LP	381,287
6,100	Rowan (1)	254,370
15,500	RPC	419,275
45,872	Schlumberger	4,117,012
1,700	SEACOR Holdings	168,011
3,300	Southwestern Energy (1)	144,738
3,100	Sunoco Logistics Partners LP	279,093
7,000	TC Pipelines LP	338,660
21,200	Tetra Technologies (1)	313,124
5,600	Tidewater	333,256
5,400	Unit (1)	340,308
19,100	Vaalco Energy (1)	133,127
15,600	W&T Offshore	418,236
		61,738,245
	Financials — 13.6%
15,500	Advance America Cash Advance Centers	91,140
4,700	Affiliated Managers Group (1)	512,676
31,400	Aflac	1,764,366
28,300	Allstate	957,672
7,100	American Equity Investment Life Holding	91,306
29,527	American Express	1,449,185
13,500	American Financial Group	482,895
14,300	Annaly Capital Management REIT	255,112
14,600	Anworth Mortgage Asset REIT	104,828
2,300	Arlington Asset Investment	70,150
11,700	Assurant	464,490
350,350	Bank of America	4,302,298
2,200	Bank of Hawaii	107,338
39,100	Bank of New York Mellon	1,132,336
3,600	Bank of the Ozarks	160,308
58,300	Berkshire Hathaway (1)	4,856,390
13,000	BGC Partners Class A	125,450
13,500	Calamos Asset Management	219,645
13,500	Capital One Financial	738,855

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,600	Capstead Mortgage REIT	166,824
11,300	CB Richard Ellis Group Class A (1)	301,823
20,200	CBL & Associates Properties REIT	375,114
66,800	Chimera Investment REIT	270,540
2,444	Chubb	159,324
1,202,522	Citigroup (1)	5,519,576
5,000	City Holding	170,500
7,300	CNA Financial	226,592
43,500	CNO Financial Group (1)	350,610
7,000	CommonWealth REIT	191,730
8,100	Delphi Financial Group Class A	258,795
35,418	Discover Financial Services	879,783
10,100	Duke Realty REIT	154,025
11,100	Dynex Capital REIT	109,668
13,600	Euronet Worldwide (1)	255,000
9,900	Ezcorp (1)	311,751
1,600	FBL Financial Group	48,800
18,000	Federated Investors Class B	464,040
3,900	First Cash Financial Services (1)	153,036
14,800	First Financial Bancorp	243,904
4,800	First Financial Holdings	52,704
4,300	Flushing Financial	63,296
5,700	Franklin Resources	735,984
9,300	Getty Realty REIT	236,313
21,723	Goldman Sachs Group	3,280,390
17,300	Hartford Financial Services Group	501,181
8,600	Hatteras Financial REIT	244,326
15,600	Horace Mann Educators	278,928
76,000	Huntington Bancshares	516,040
300	Jones Lang LaSalle	30,714
159,763	JPMorgan Chase	7,289,986
20,000	Kimco Realty REIT	390,800
7,000	Life Partners Holdings	49,070
8,100	MarketAxess Holdings	197,235
8,200	Meadowbrook Insurance Group	83,968
5,200	Mercury General	206,648
49,700	MetLife	2,325,463
91,100	Morgan Stanley	2,382,265
5,000	National Health Investors REIT	243,150
5,000	NBT Bancorp	113,000
3,900	Nelnet	89,817
15,400	Northern Trust	769,846
20,500	NorthStar Realty Finance REIT	103,525
8,000	OneBeacon Insurance Group	112,400
28,800	Paychex	942,048
27,400	PNC Financial Services Group	1,708,116
3,100	Portfolio Recovery Associates (1)	279,806
24,300	Principal Financial Group	820,125
22,000	Prospect Capital	266,420
11,700	Protective Life	314,847
7,300	Provident Financial Services	105,996
22,800	Prudential Financial	1,445,976
5,600	Public Storage REIT	656,936
6,400	Rayonier REIT	424,704
18,400	Regions Financial	135,056
1,600	Sandy Spring Bancorp	28,592
18,100	Selective Insurance Group	319,284
12,463	Simon Property Group REIT	1,427,512
1,260	Southside Bancshares	27,405
8,000	StanCorp Financial Group	344,800
2,100	State Auto Financial	35,658
9,000	State Street	418,950
14,500	T. Rowe Price Group	931,625
5,300	Torchmark	354,676
7,300	Transatlantic Holdings	359,817
24,681	Travelers	1,561,814
48,151	U.S. Bancorp	1,243,259
4,600	United Bankshares	120,336
2,500	United Fire & Casualty	49,500
6,300	Universal Insurance Holdings	34,083
12,300	Unum Group	325,704
11,000	Waddell & Reed Financial Class A	451,110
185,272	Wells Fargo	5,393,268
3,900	World Acceptance (1)	265,005
		69,587,352
	Health Care — 9.9%
67,933	Abbott Laboratories	3,535,233
18,913	Aetna	782,620
6,900	Amedisys (1)	229,908
13,700	AmerisourceBergen	556,768
44,826	Amgen (1)	2,548,358
8,300	Amsurg (1)	222,938
25,672	Baxter International	1,460,737
13,300	Becton Dickinson	1,143,002
14,400	Biogen Idec (1)	1,401,840
2,100	Bio-Rad Laboratories (1)	262,752
6,900	Bio-Reference Labs (1)	173,949
59,771	Bristol-Myers Squibb	1,679,565
8,100	Celgene (1)	476,928
3,800	Computer Programs & Systems	223,402
5,200	Continucare (1)	27,872
1,200	Corvel (1)	62,160
8,200	CR Bard	875,350
2,300	DaVita (1)	202,607
1,400	Dionex (1)	165,690
50,261	Eli Lilly	1,860,160
2,200	Emergent Biosolutions (1)	51,062
11,124	Express Scripts (1)	631,176
8,900	Five Star Quality Care (1)	74,582

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,700	Gentiva Health Services (1)	243,600
37,202	Gilead Sciences (1)	1,444,926
10,200	Healthspring (1)	423,198
7,000	Hi-Tech Pharmacal (1)	193,620
1,700	Humana	129,404
2,400	ICU Medical (1)	108,264
400	Intuitive Surgical (1)	139,880
2,900	IPC The Hospitalist (1)	150,394
113,384	Johnson & Johnson	7,451,596
10,300	Laboratory Corp. of America Holdings (1)	993,641
7,100	LHC Group (1)	210,302
6,700	Magellan Health Services (1)	348,534
10,200	McKesson	846,702
7,700	Medco Health Solutions (1)	456,841
13,100	Medicines (1)	205,670
53,403	Medtronic	2,229,575
98,907	Merck	3,555,707
5,400	Metropolitan Health Networks (1)	22,788
274,947	Pfizer	5,762,889
2,200	Providence Service (1)	32,428
12,200	Quest Diagnostics	687,836
14,600	Sciclone Pharmaceuticals (1)	64,386
20,800	St. Jude Medical	1,111,552
24,799	Stryker	1,463,141
3,500	Techne	271,985
4,900	Thermo Fisher Scientific (1)	293,951
25,600	UnitedHealth Group	1,260,288
5,200	Universal Health Services Class B	284,856
2,600	US Physical Therapy	63,310
7,700	Varian Medical Systems (1)	540,540
6,308	Waters (1)	618,184
1,800	WellPoint	138,222
		50,396,869
	Industrials — 10.6%
29,335	3M	2,851,655
43,500	Advanced Battery Technologies (1)	74,820
3,900	Advanced Energy Industries (1)	55,185
5,400	Alaska Air Group (1)	355,698
2,400	American Science & Engineering	211,440
99,200	Applied Materials	1,556,448
3,700	AZZ	161,986
16,100	Boeing	1,284,458
6,000	BorgWarner (1)	463,440
15,308	Caterpillar	1,766,696
7,700	CH Robinson Worldwide	617,386
4,000	Clean Harbors (1)	394,000
21,866	CSX	1,720,636
10,300	Cummins	1,237,854
5,300	Danaher	292,772
12,200	Deere	1,189,500
8,300	Dolan (1)	97,691
18,500	Dover	1,258,740
16,500	Eaton	883,245
15,200	Equifax	570,456
10,000	Expeditors International of Washington	542,700
3,800	FedEx	363,546
6,100	Flowserve	772,382
29,700	Force Protection (1)	133,353
15,247	General Dynamics	1,110,287
379,089	General Electric	7,752,370
9,200	Goodrich	813,004
42,491	Honeywell International	2,601,724
367	Huntington Ingalls Industries (1)	14,667
33,200	Illinois Tool Works	1,939,212
4,200	Joy Global	423,990
11,100	Kennametal	468,642
19,800	Kla-Tencor	869,220
10,900	Lam Research (1)	526,579
2,500	Lincoln Electric Holdings	196,450
13,500	Lockheed Martin	1,069,875
13,993	Norfolk Southern	1,044,997
2,200	Northrop Grumman	139,942
14,400	Parker Hannifin	1,358,208
6,900	Precision Castparts	1,066,188
17,500	Rockwell Collins	1,104,250
40	Seaboard	95,480
6,900	TAL International Group	248,745
8,500	Teledyne Technologies (1)	429,165
3,400	Tennant	139,468
10,300	Timken	580,817
6,800	Toro	461,788
23,900	Union Pacific	2,472,933
43,464	United Parcel Service Class B	3,258,496
45,395	United Technologies	4,066,484
5,032	WW Grainger	762,851
		53,871,919
	Information Technology — 16.7%
4,200	AboveNet	280,350
7,800	ACI Worldwide (1)	257,712
41,200	Adobe Systems (1)	1,382,260
8,600	Altera	418,820
34,700	Amkor Technology (1)	232,490
25,500	Analog Devices	1,027,905
1,800	Anaren (1)	29,862
37,939	Apple (1)	13,211,498
5,800	Automatic Data Processing	315,230
6,900	BMC Software (1)	346,587
7,100	Broadcom Class A	249,778

The accompanying notes are an integral part of the financial statements.

Shares		Value $

18,900	Brooks Automation (1)	231,147
39,500	CA	971,305
184,285	Cisco Systems	3,236,044
4,900	Cognizant Technology Solutions Class A (1)	406,210
6,800	Cogo Group (1)	55,828
26,800	Corning	561,192
100,499	Dell (1)	1,558,740
14,000	eBay (1)	481,600
45,400	EMC (1)	1,286,636
28,300	Entegris (1)	244,229
9,149	Google Class A (1)	4,977,971
14,400	GSI Technology (1)	128,304
26,400	GT Solar International (1)	294,888
16,167	Harris	858,953
101,133	Hewlett-Packard	4,082,739
1,500	Hittite Microwave (1)	96,585
8,100	IAC (1)	292,491
9,100	iGate	154,336
13,700	Integrated Silicon Solution (1)	132,342
248,974	Intel	5,773,707
51,694	International Business Machines	8,817,963
3,100	Intevac (1)	37,913
10,300	j2 Global Communications (1)	303,438
22,900	Kulicke & Soffa Industries (1)	207,474
11,400	Lender Processing Services	335,502
13,500	Lexmark International Class A (1)	435,375
7,400	Linear Technology	257,520
10,100	Liquidity Services (1)	196,445
5,100	Littelfuse	317,271
1,900	Mastercard Class A	524,191
24,000	Microchip Technology	984,960
95,300	Micron Technology (1)	1,075,937
318,750	Microsoft	8,293,875
17,900	Mindspeed Technologies (1)	161,458
10,300	Nanometrics (1)	166,551
1,100	NCI (1)	27,071
13,500	Novellus Systems (1)	433,350
41,300	ON Semiconductor (1)	434,063
128,181	Oracle	4,620,925
19,400	Photronics (1)	169,362
19,700	QLogic (1)	354,206
48,677	QUALCOMM	2,766,801
2,500	Renaissance Learning	29,975
10,800	Rosetta Stone (1)	152,064
22,800	SanDisk (1)	1,120,392
27,600	Symantec (1)	542,340
3,800	Telular	26,562
11,500	Teradata (1)	643,080
27,900	Teradyne (1)	449,190
67,222	Texas Instruments	2,388,398
11,000	Unisys (1)	326,480
9,500	Varian Semiconductor Equipment Associates (1)	398,335
8,000	Veeco Instruments (1)	409,040
11,500	Visa	898,380
22,100	Vishay Intertechnology (1)	421,668
23,448	Western Digital (1)	933,230
44,300	Western Union	941,375
30,200	Xilinx	1,052,772
		85,232,671
	Materials — 3.3%
7,800	Arch Chemicals	301,626
16,000	Avery Dennison	667,840
17,800	Ball	664,118
5,682	CF Industries Holdings	804,287
11,600	Cliffs Natural Resources	1,087,152
21,000	Dow Chemical	860,790
1,100	Eastman Chemical	117,975
42,900	E.I. du Pont de Nemours	2,436,291
49,800	Freeport-McMoRan Copper & Gold	2,740,494
14,400	Hecla Mining (1)	135,504
7,200	Innospec (1)	271,152
4,900	Kaiser Aluminum	245,539
15,640	Monsanto	1,064,146
6,300	Mosaic	471,618
2,400	NewMarket	442,368
26,000	Newmont Mining	1,523,860
6,000	Praxair	638,520
17,800	RPM International	418,300
4,100	Schnitzer Steel Industries Class A	254,487
6,900	Scotts Miracle-Gro Class A	389,643
10,400	Sensient Technologies	394,056
12,500	Sonoco Products	432,000
1,200	Terra Nitrogen	136,812
12,500	Valspar	491,375
		16,989,953
	Telecommunication Services — 2.5%
2,000	American Tower (1)	104,620
240,439	AT&T	7,482,462
11,700	CenturyLink	477,126
10,300	Cogent Communications Group (1)	149,453
105,030	Verizon Communications	3,968,033
37,500	Windstream	480,375
		12,662,069
	Utilities — 2.5%
23,100	AES (1)	305,844
2,700	Centerpoint Energy	50,220

The accompanying notes are an integral part of the financial statements.

Shares		Value $

22,700	CMS Energy	449,460
17,360	Consolidated Edison	904,803
6,500	Dominion Resources	301,730
10,900	DPL	330,161
21,500	Duke Energy	400,975
5,047	Edison International	198,196
40,171	Emerson Electric	2,440,790
7,600	Energen	494,076
36,800	Exelon	1,551,120
6,200	FirstEnergy	247,752
1,400	IDACORP	54,894
3,500	Integrys Energy Group	183,260
18,400	NextEra Energy	1,040,888
7,300	Northeast Utilities	259,880
4,500	NTELOS Holdings	88,785
18,337	PG&E	844,969
34,208	Southern	1,335,480
11,000	USA Mobility	169,950
18,200	Westar Energy	495,222
19,600	Xcel Energy	476,868
		12,625,323
	Total United States	456,708,683
	TOTAL COMMON STOCK (Cost $415,911,146)	480,338,261

	RIGHT (1) (2) (3) — 0.0%
	United States — 0.0%
7,363	Fresenius Kabi Pharmaceuticals Holding, Expires 06/30/11 (Cost $7,363)	—

	SHORT-TERM INVESTMENT (4) — 5.1%
26,086,512	JPMorgan Prime Money Market Fund, 0.030% (Cost $26,086,512)	26,086,512

	TOTAL INVESTMENTS — 99.3% (Cost $442,005,021)	506,424,773

	OTHER ASSETS LESS LIABILITIES — 0.7%	3,549,054

	NET ASSETS — 100%	$509,973,827

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On April 30, 2011, the value of these securities amounted to $0 representing 0.0% of the net assets of the Fund.
(4)	The rate shown represents the 7-day current yield as of April 30, 2011.

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

A summary of the open futures contracts held by the Fund at April 30, 2011, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index EMINI	427	Jun-2011	$1,294,317

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2011, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
HSBC	6/9/11	CAD	12,695,335	USD	13,261,827	$(145,435)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Bahamas	$262,116	$—	$—	$262,116
Bermuda	3,571,895	—	—	3,571,895
Canada	13,755,595	—	—	13,755,595
Cayman Islands	565,614	—	—	565,614
China	129,560	—	—	129,560
Hong Kong	31,928	—	—	31,928
Ireland	1,321,703	—	—	1,321,703
Puerto Rico	175,896	—	—	175,896
Russia	129,635	—	—	129,635
Switzerland	3,685,636	—	—	3,685,636
United States
Consumer Discretionary	50,364,823	—	—	50,364,823
Consumer Staples	43,239,459	—	—	43,239,459
Energy	61,738,245	—	—	61,738,245
Financials	69,587,352	—	—	69,587,352
Health Care	50,396,869	—	—	50,396,869
Industrials	53,871,919	—	—	53,871,919
Information Technology	85,232,671	—	—	85,232,671
Materials	16,989,953	—	—	16,989,953
Telecommunication Services	12,662,069	—	—	12,662,069
Utilities	12,625,323	—	—	12,625,323
	480,338,261	—	—	480,338,261
Rights
United States	—	—	—	—

Short-Term Investment	26,086,512	—	—	26,086,512

Total Investments in Securities	$506,424,773	$—	$—	$506,424,773

Other Financial Instruments
Forwards — Unrealized Depreciation	$—	$(145,435)	$—	$(145,435)
Futures — Unrealized Appreciation	1,294,317	—	—	1,294,317
Total Other Financial Instruments	$1,294,317	$(145,435)	$—	$1,148,882

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

April 30, 2011 (unaudited)

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS (1) — 42.3%
	Abbott Laboratories
135,000	4.125%, 05/27/20	137,453
	Agrium
105,000	6.125%, 01/15/41	110,969
	Air Canada (2)
190,000	9.250%, 08/01/15	197,600
	Alliance One International
130,000	10.000%, 07/15/16	133,575
	Altria Group
90,000	9.950%, 11/10/38	129,626
	Anheuser-Busch InBev Worldwide (2)
20,000	7.750%, 01/15/19	25,115
280,000	5.375%, 11/15/14	311,809
	ArcelorMittal
105,000	6.750%, 03/01/41	107,808
	AT&T
175,000	6.550%, 02/15/39	191,342
	Atmos Energy
65,000	8.500%, 03/15/19	81,946
	Avaya (2)
195,000	7.000%, 04/01/19	194,025
	Avis Budget Car Rental LLC (2)
195,000	8.250%, 01/15/19	208,163
	Bank of America
125,000	6.000%, 09/01/17	137,049
545,000	5.650%, 05/01/18	581,292
	Bank of Montreal (2)
1,335,000	2.850%, 06/09/15	1,370,918
	Bank of Nova Scotia (3)
755,000	0.575%, 10/18/12	756,157
	Berkshire Hathaway (3)
655,000	0.750%, 02/11/13	658,692
	Berry Petroleum
200,000	6.750%, 11/01/20	208,000
	Best Buy
335,000	5.500%, 03/15/21	337,635
	Boston Properties
165,000	4.125%, 05/15/21	159,812
	Browning-Ferris Industries
90,000	7.400%, 09/15/35	110,777
	Canadian Imperial Bank of Commerce (2)
530,000	2.750%, 01/27/16	538,000
330,000	2.600%, 07/02/15	336,007
	Case New Holland
140,000	7.750%, 09/01/13	153,125
	CCO Holdings LLC
80,000	7.000%, 01/15/19	84,200
	Cenovus Energy
90,000	6.750%, 11/15/39	103,889
	Cequel Communications Holding I LLC (2)
175,000	8.625%, 11/15/17	188,562
	CFCRE Commercial Mortgage Trust, Series C1 (2)
240,000	3.759%, 04/15/44	245,306
	Chesapeake Energy
185,000	6.625%, 08/15/20	200,262
	Citigroup
315,000	4.587%, 12/15/15	333,698
	CNA Financial
180,000	7.350%, 11/15/19	208,751
	CommScope (2)
80,000	8.250%, 01/15/19	84,600
	Consolidated Edison of New York
45,000	4.450%, 06/15/20	46,804
	Continental Airlines (2)
135,000	6.750%, 09/15/15	136,687
	COX Communications (2)
40,000	8.375%, 03/01/39	53,006
	CSX
95,000	6.150%, 05/01/37	102,588
270,000	3.700%, 10/30/20	258,807
	CVS Caremark
165,000	5.750%, 06/01/17	184,816
	Dana Holding
130,000	6.750%, 02/15/21	131,788
	Danske Bank (2)
515,000	3.875%, 04/14/16	522,287
	DaVita
210,000	6.375%, 11/01/18	215,512
	Delhaize Group
165,000	5.700%, 10/01/40	158,300
	Delta Air Lines (2)
141,000	9.500%, 09/15/14	151,927
	Deutsche Telekom International Finance BV
145,000	8.750%, 06/15/30	195,574
	Digital Realty Trust (2)
230,000	5.875%, 02/01/20	243,636
140,000	5.250%, 03/15/21	139,768
	DIRECTV Holdings LLC
175,000	6.375%, 03/01/41	183,491
	DnB Boligkreditt (2)
320,000	2.100%, 10/14/15	312,561
	Dow Chemical
105,000	4.250%, 11/15/20	103,222

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Duke Energy Carolinas LLC
30,000	4.300%, 06/15/20	30,861
	DuPont Fabros Technology
200,000	8.500%, 12/15/17	222,000
	E.I. du Pont de Nemours
70,000	4.900%, 01/15/41	66,683
	El Paso Pipeline Partners Operating LLC
165,000	6.500%, 04/01/20	185,358
	Energy Transfer Partners LP
150,000	9.000%, 04/15/19	191,647
	Enterprise Products Operating LLC
60,000	6.125%, 10/15/39	61,388
	EQT
30,000	8.125%, 06/01/19	36,338
	Express Scripts
145,000	3.125%, 05/15/16	145,620
	Expro Finance Luxembourg SCA (2)
175,000	8.500%, 12/15/16	171,937
	Ford Motor Credit LLC
135,000	6.625%, 08/15/17	148,848
	Gilead Sciences
205,000	4.500%, 04/01/21	206,215
	Goldman Sachs Group
190,000	6.750%, 10/01/37	197,539
110,000	6.250%, 02/01/41	113,237
	GXS Worldwide (2)
170,000	9.750%, 06/15/15	174,675
	Hartford Financial Services Group
65,000	5.500%, 03/30/20	67,726
	Hertz (2)
130,000	6.750%, 04/15/19	133,250
	Hess
135,000	6.000%, 01/15/40	140,773
	Home Depot
200,000	5.950%, 04/01/41	205,812
	HSBC Holdings
180,000	5.100%, 04/05/21	185,624
	ING Bank (2)
280,000	4.000%, 03/15/16	284,822
	International Paper
155,000	7.500%, 08/15/21	185,354
	Jabil Circuit
200,000	5.625%, 12/15/20	201,000
	JC Penney
130,000	5.750%, 02/15/18	131,625
	Johnson Controls
215,000	4.250%, 03/01/21	215,409
	JPMorgan Chase Bank
475,000	6.000%, 10/01/17	530,546
	Kansas City Southern de Mexico (2)
180,000	6.625%, 12/15/20	186,750
	Kinder Morgan Energy Partners
55,000	6.500%, 09/01/39	58,601
	Kraft Foods
60,000	6.875%, 02/01/38	69,381
65,000	5.375%, 02/10/20	70,474
	Lloyds TSB Bank
230,000	6.375%, 01/21/21	246,899
	Macy’s Retail Holdings
140,000	6.700%, 07/15/34	140,000
	Magellan Midstream Partners LP
30,000	6.550%, 07/15/19	34,743
	McDonald’s
215,000	6.300%, 03/01/38	251,240
	McKesson
120,000	7.500%, 02/15/19	146,979
	MetroPCS Wireless
195,000	6.625%, 11/15/20	195,731
	Midamerican Energy Holdings
185,000	5.750%, 04/01/18	207,663
	Morgan Stanley
470,000	3.800%, 04/29/16	472,184
165,000	1.874%, 01/24/14 (3)	167,433
	NBC Universal (2)
235,000	5.150%, 04/30/20	245,924
	NCUA Guaranteed Notes, Series R6 (3)
965,000	0.593%, 05/07/20	965,000
	Nevada Power, Series L
45,000	5.875%, 01/15/15	50,397
	Newell Rubbermaid
120,000	4.700%, 08/15/20	120,918
	Newmont Mining
100,000	6.250%, 10/01/39	108,167
	Nisource Finance
80,000	6.125%, 03/01/22	88,360
	Noble Energy
95,000	6.000%, 03/01/41	98,581
	Nordstrom
125,000	6.750%, 06/01/14	143,734
85,000	4.750%, 05/01/20	88,957
	Norfolk Southern
100,000	5.900%, 06/15/19	114,212
	NRG Energy (2)
200,000	7.625%, 01/15/18	210,250
	PepsiCo
150,000	4.875%, 11/01/40	143,775
	Petrobras International Finance
100,000	5.750%, 01/20/20	104,397

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Petrohawk Energy (2)
160,000	7.250%, 08/15/18	170,800
	Plains All American Pipeline
30,000	8.750%, 05/01/19	38,006
	Prudential Financial
140,000	4.750%, 09/17/15	150,683
	Quest Diagnostics
150,000	4.700%, 04/01/21	152,549
	Qwest
60,000	7.625%, 06/15/15	68,850
	Rent-A-Center (2)
200,000	6.625%, 11/15/20	201,250
	Republic of Finland (2)
510,000	2.250%, 03/17/16	516,119
	Republic Services (2)
30,000	5.250%, 11/15/21	31,917
	Reynolds American
170,000	7.625%, 06/01/16	203,740
65,000	7.250%, 06/15/37	71,039
	Reynolds Group Issuer (2)
200,000	7.125%, 04/15/19	209,500
	Royal Bank of Canada
370,000	3.125%, 04/14/15	383,286
110,000	2.625%, 12/15/15	110,738
	Royal Bank of Scotland (2)
815,000	2.625%, 05/11/12	832,815
	Sabra Health Care (2)
200,000	8.125%, 11/01/18	210,500
	Senior Housing Properties Trust
185,000	4.300%, 01/15/16	185,850
	SESI LLC (2)
115,000	6.375%, 05/01/19	116,438
	Severstal Columbus LLC (2)
55,000	10.250%, 02/15/18	61,738
	Southern Copper
185,000	6.750%, 04/16/40	182,299
	Sparebanken 1 Boligkreditt (2)
195,000	1.250%, 10/25/13	194,300
	Swedbank Hypotek (2) (3)
440,000	0.758%, 03/28/14	442,920
	Talisman Energy
50,000	6.250%, 02/01/38	53,717
	Targa Resources Partners (2)
135,000	6.875%, 02/01/21	134,663
	Teck Resources
70,000	10.750%, 05/15/19	89,644
	Telecom Italia Capital
270,000	6.175%, 06/18/14	294,683
	Tenneco (2)
195,000	6.875%, 12/15/20	200,850
	Toronto-Dominion Bank (2)
660,000	2.200%, 07/29/15	661,586
	TransCanada PipeLines
65,000	6.100%, 06/01/40	70,087
	United Business Media (2)
220,000	5.750%, 11/03/20	216,764
	Univision Communications (2)
180,000	7.875%, 11/01/20	192,600
	US Bank
440,000	4.950%, 10/30/14	484,290
	Vale Overseas
55,000	5.625%, 09/15/19	58,807
	Valero Energy
160,000	6.125%, 02/01/20	177,622
50,000	4.500%, 02/01/15	53,358
	Verizon Communications
250,000	4.600%, 04/01/21	255,950
	Viacom
220,000	4.500%, 03/01/21	220,473
	Wachovia Bank (3)
365,000	0.691%, 11/03/14	358,815
	Wal-Mart Stores
385,000	3.625%, 07/08/20	376,924
	Waste Management
180,000	4.750%, 06/30/20	185,723
	Watson Pharmaceuticals
155,000	6.125%, 08/15/19	175,039
	Wells Fargo Bank
250,000	5.750%, 05/16/16	278,961
	WF-RBS Commercial Mortgage Trust, Series C2 (2)
310,000	3.791%, 02/15/44	317,835
	Willis Group Holdings
170,000	5.750%, 03/15/21	174,465
	Wind Acquisition Finance (2)
200,000	7.250%, 02/15/18	212,000
	Windstream (2)
175,000	7.875%, 11/01/17	189,875
	WPP Finance UK
160,000	8.000%, 09/15/14	188,385
	Yum! Brands
125,000	6.875%, 11/15/37	142,617
	TOTAL CORPORATE OBLIGATIONS (Cost $29,933,146)	31,033,044

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 36.4%
	FHLMC
111,946	5.500%, 05/01/38	120,462
1,142,629	5.000%, 08/01/40	1,207,364
596,610	4.500%, 10/01/24	634,888
	FHLMC Gold
66,129	6.500%, 07/01/32	74,326
5,218	6.000%, 12/01/28	5,763
	FHLMC IO REMIC (3) (4)
14	1169.001%NM, 01/15/22	292
	FHLMC REMIC
480,000	4.000%, 04/15/22	498,881
	FHLMC TBA
175,000	4.000%, 05/15/41	173,934
	FNMA
29,355	7.500%, 12/01/29	33,582
33,848	6.000%, 12/01/28	37,049
53,135	6.000%, 10/01/29	58,159
871,842	6.000%, 05/01/36	954,267
940,388	6.000%, 03/01/37	1,029,882
406,469	5.500%, 11/01/34	439,484
1,325,695	5.500%, 10/01/35	1,433,372
1,180,834	5.500%, 07/01/38	1,276,745
1,014,124	5.000%, 07/01/18 (4)	107,396
663,963	5.000%, 07/01/18 (4)	74,042
269,280	5.000%, 10/01/29	286,555
570,114	4.500%, 11/01/40	587,583
422,753	4.500%, 12/01/40	435,707
186,321	4.000%, 11/01/40	185,778
629,598	2.050%, 03/01/34	655,351
	FNMA REMIC
969,496	5.500%, 01/25/19 (4)	99,011
135,331	5.000%, 07/25/37	146,677
570,000	3.000%, 04/25/41	503,827
	FNMA TBA
150,000	5.000%, 05/25/41	158,344
120,000	4.500%, 05/25/26	126,675
2,150,000	4.500%, 05/25/41	2,212,821
	GNMA
5,575	8.000%, 11/15/17	6,437
4,915	8.000%, 06/15/26	5,675
31,498	7.000%, 09/15/23	36,201
49,183	6.000%, 10/20/32	54,312
133,324	6.000%, 06/20/35	147,250
388,000	5.000%, 12/20/33	413,796
275,000	4.500%, 06/16/27	285,280
610,000	4.500%, 06/20/27	627,651
495,000	4.500%, 06/20/39	501,883
485,000	4.500%, 08/20/40	489,087
257,000	4.000%, 09/20/38	251,210
485,000	4.000%, 08/20/39	470,817
343,113	4.000%, 12/15/40	348,708
1,114,428	3.000%, 07/20/40	1,129,645
	GNMA IO (2) (4)
128,034	4.500%, 11/20/32	12,407
467,629	4.500%, 06/20/33	49,153
	GNMA TBA
1,365,000	4.500%, 05/15/41	1,427,705
6,480,000	4.000%, 05/15/41	6,566,061
	Impac CMB Trust
241,946	0.593%, 05/25/35	203,811
107,152	0.583%, 03/25/35	95,159
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $26,417,043)	26,680,465

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 11.0%
	Americold LLC Trust, Series ARTA
270,000	4.954%, 01/14/29	280,195
279,459	3.847%, 01/14/29	284,897
	Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2
429,322	6.460%, 10/15/36	441,231
	Bear Stearns Commercial Mortgage Securities, Series T14
243,000	5.200%, 01/12/41	262,097
	Credit Suisse First Boston Mortgage Securities, Series CKN2
365,831	6.133%, 04/15/37	376,121
	Extended Stay America Trust, Series ESHA
1,354,348	2.951%, 11/05/27	1,351,177
	Four Times Square Trust
1,158,000	5.401%, 12/13/28	1,236,327
	GS Mortgage Securities II, Series C1 (2)
227,000	4.592%, 08/10/43	234,070
	GS Mortgage Securities II, Series GC3 (2)
715,000	4.753%, 03/10/44	742,361
245,000	3.645%, 03/10/44	250,182
	JP Morgan Chase Commercial Mortgage Securities (2)
410,000	4.070%, 11/15/43	402,623

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A5
430,586	6.133%, 12/15/30	435,633
	LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A4
185,000	4.960%, 12/15/31	193,946
	Morgan Stanley Capital I, Series 2003-T11, Class A4
655,000	5.150%, 06/13/41	696,805
	OBP Depositor LLC Trust
405,000	4.646%, 07/15/45	422,254
	Vornado DP LLC, Series VNO
496,000	4.004%, 09/13/28	484,182
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $8,075,854)	8,094,101

	U.S. TREASURY OBLIGATIONS (1) — 6.2%
	U.S. Treasury Inflation-Protected Notes
848,887	2.125%, 02/15/41	927,211
	U.S. Treasury Notes
695,000	2.000%, 04/30/16	695,922
130,000	1.250%, 03/15/14	131,036
295,000	1.250%, 04/15/14	297,097
375,000	0.750%, 03/31/13	376,318
1,770,000	0.625%, 01/31/13	1,773,735
315,000	0.500%, 11/30/12	315,369
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,439,454)	4,516,688

	ASSET-BACKED SECURITIES — 4.2%
	BA Credit Card Trust, Series A1 (3)
335,000	0.519%, 09/15/15	335,941
	Chase Issuance Trust, Series A13 (3)
335,000	1.850%, 09/15/15	345,708
	DBUBS Mortgage Trust, Series LC1A (2)
1,011,197	3.742%, 11/10/46	1,040,100
	Discover Card Master Trust, Series A1 (3)
335,000	1.519%, 12/15/14	339,296
	MBNA Credit Card Master Note Trust, Series A10 (3)
165,000	0.279%, 11/16/15	164,706
	NCUA Guaranteed Notes, Series A1 (3)
148,063	0.586%, 12/07/20	148,358
	NCUA Guaranteed Notes, Series R1 (3)
128,661	0.690%, 10/07/20	128,822
	Nelnet Student Loan Trust, Series 4A (2) (3)
270,211	1.013%, 04/25/46	270,468
	Wachovia Auto Owner Trust, Series A (3)
315,000	1.363%, 03/20/14	317,278
	TOTAL ASSET-BACKED SECURITIES (Cost $3,080,930)	3,090,677

	COLLATERALIZED MORTGAGE OBLIGATIONS — 3.5%
	NCUA Guaranteed Notes (5)
601,846	2.650%, 10/29/20	600,954
214,373	1.840%, 10/07/20	215,176
564,266	0.710%, 11/05/20 (3)	563,386
872,604	0.610%, 11/06/17 (3)	872,875
290,000	0.601%, 04/06/20 (3)	289,841
	Residential Accredit Loans, Series 1999-QS4, Class A1
7,490	6.250%, 03/25/14	7,755
	Salomon Brothers Mortgage Securities VII, Series 2001-CPB1, Class A (3)	5,104
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,560,164)	2,555,091

	MUNICIPAL BONDS — 0.7%
	New York — 0.1%
75,000	Metropolitan Transportation Authority, RB
	6.814%, 11/15/40	80,167

	South Carolina — 0.4%
276,151	South Carolina Student Loan
	0.724%, 01/25/21	277,095

	Utah — 0.2%
170,000	State of Utah, GO
	3.539%, 07/01/25	160,540

	TOTAL MUNICIPAL BONDS (Cost $520,623)	517,802

The accompanying notes are an integral part of the financial statements

Shares		Value $

	PURCHASED OPTION — 0.0%
200	U.S. Treasury 10-Year Note June 2011 Put Option $115 (7) (Cost $12,944)	3,125

	SHORT-TERM INVESTMENT (6) — 9.8%
7,163,613	JPMorgan Prime Money Market Fund, 0.030% (Cost $7,163,613)	7,163,613

	TOTAL INVESTMENTS — 114.1% (Cost $82,203,771)	83,654,606

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (14.1)%	(10,323,430)

	NET ASSETS — 100%	$73,331,176

(1)	Securities, or a portion of these securities, have been pledged as collateral on open derivative positions and mortgage dollar rolls.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2011, the value of these securities amounted to $14,783,419 representing 20.2% of the net assets of the Fund.

(3)	Variable Rate Security — Rate disclosed is as of April 30, 2011.
(4)	Security considered illiquid. On April 30, 2011, the value of these securities amounted to $342,301 representing 0.5% of the net assets of the Fund.
(5)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(6)	The rate shown represents the 7-day current yield as of April 30, 2011.
(7)	Non income producing security.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LLC — Limited Liability Company

LP — Limited Partnership

NCUA — National Credit Union Administration

NM — Not Meaningful

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

A summary of the open futures contracts held by the Fund at April 30, 2011, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Australian 10-Year Bond	12	Jun-2011	$(1,543)
Canadian 10-Year Bond	21	Jun-2011	46,697
U.S. 10-Year Treasury Note	(67)	Jun-2011	(241,097)
U.S. 2-Year Treasury Note	(3)	Jul-2011	(1,693)
U.S. 5-Year Treasury Note	(11)	Jul-2011	98
U.S. Long Treasury Bond	(23)	Jun-2011	(60,047)
			$(257,585)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$31,033,044	$—	$31,033,044
U.S. Government Mortgage-Backed Obligations	—	26,680,465	—	26,680,465
Commercial Mortgage-Backed Obligations	—	8,094,101	—	8,094,101
U.S. Treasury Obligations	—	4,516,688	—	4,516,688
Asset-Backed Securities	—	3,090,677	—	3,090,677
Collateralized Mortgage Obligations	—	2,555,091	—	2,555,091
Municipal Bonds	—	517,802	—	517,802
Purchased Option	3,125	—	—	3,125
Short-Term Investment	7,163,613	—	—	7,163,613

Total Investments in Securities	$7,166,738	$76,487,868	$—	$83,654,606

Other Financial Instruments
Futures — Unrealized Appreciation	$46,795	$—	$—	$46,795
Futures — Unrealized Depreciation	(304,380)	—	—	(304,380)
Total Other Financial Instruments	$(257,585)	$—	$—	$(257,585)

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Multi-Asset Growth Portfolio

Schedule of Investments *

April 30, 2011 (unaudited)

Shares		Value $

	EQUITIES — 49.5%
	Domestic Equities — 24.7%
2,616	iShares S&P 500 Index Fund	358,130
3,464	iShares S&P MidCap 400 Index Fund	351,215
118,622	Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares (1) (2)	1,548,020
		2,257,365
	International Equities — 24.8%
4,189	iShares MSCI All Country Asia ex Japan Index Fund	271,615
5,055	iShares MSCI EAFE Index Fund	320,790
8,008	iShares MSCI EMU Index Fund	334,975
17,041	iShares MSCI Japan Index Fund	179,442
3,598	iShares MSCI Pacific ex-Japan Index Fund	181,915
14,529	Schroder Emerging Market Equity Fund, Investor Shares (2)	216,334
16,110	Schroder International Alpha Fund, Investor Shares (2)	187,034
59,025	Schroder International Multi-Cap Value Fund, Investor Shares (2)	583,169
		2,275,274
	TOTAL EQUITIES (Cost $3,258,097)	4,532,639

	FIXED INCOME — 21.9%
	Emerging Market Bonds — 8.2%
32,279	PIMCO Developing Local Markets Fund	363,465
34,320	PIMCO Emerging Local Bond Fund	383,354
		746,819
	High Yield Bonds — 13.7%
83,559	Goldman Sachs High Yield Fund	624,183
62,802	T. Rowe Price High Yield Fund	634,305
		1,258,488
	TOTAL FIXED INCOME (Cost $1,844,946)	2,005,307

	COMMODITIES — 17.3%
59,093	CS Commodity Return, Institutional Shares	602,160
51,561	Goldman Sachs Commodity Strategic Fund, Institutional Shares	364,534
60,283	PIMCO Commodity RealReturn Strategy Fund	614,885
	TOTAL COMMODITIES (Cost $1,443,395)	1,581,579

	REAL ESTATE — 4.3%
4,142	iShares Dow Jones U.S. Real Estate Index Fund	257,550
3,819	iShares S&P World ex-U.S. Property Index Fund	137,178
	TOTAL REAL ESTATE (Cost $358,738)	394,728

	INFRASTRUCTURE — 3.8%
178,003	HSBC Infrastructure (Cost $323,429)	350,477

	PRIVATE EQUITY — 0.8%
5,534	PowerShares Listed Private Equity Portfolio (Cost $64,018)	67,902

	SHORT-TERM INVESTMENT (3) — 2.6%
240,943	JPMorgan Prime Money Market Fund, 0.030% (Cost $240,943)	240,943

	TOTAL INVESTMENTS — 100.2% (Cost $7,533,566)	9,173,575

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%	(14,832)

	NET ASSETS — 100%	$9,158,743

* Investment categories are based on the underlying investments of the invested security.

The accompanying notes are an integral part of the financial statements.

(1)          Denotes non-income producing security.

(2)          Affiliated fund.

(3)          The rate shown represents the 7-day current yield as of April 30, 2011.

A summary of the open futures contracts held by the Fund at April 30, 2011, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
NASDAQ 100 E-MINI	4	Jun-2011	$8,878

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2011, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	6/9/11	EUR	510,000	USD	703,689	$(50,752)
Barclays Capital	7/18/11	USD	262,377	MYR	796,000	8,013
JPMorgan	5/12/11	EUR	192,638	CHF	250,000	3,876
JPMorgan	5/12/11	JPY	6,640,192	USD	78,136	(3,745)
JPMorgan	5/12/11	USD	134,974	SGD	169,533	3,544
JPMorgan	5/26/11	USD	88,523	GBP	55,000	3,295
JPMorgan	6/9/11	USD	59,942	EUR	42,994	3,659
HSBC	6/9/11	USD	51,387	EUR	36,852	3,128
HSBC	7/18/11	USD	155,162	KRW	170,000,000	3,653
Morgan Stanley	5/12/11	JPY	6,679,904	USD	78,602	(3,769)
Royal Bank of Scotland	5/12/11	USD	135,005	SGD	169,533	3,513
Royal Bank of Scotland	5/26/11	USD	127,540	GBP	79,313	4,865
State Street Bank	5/12/11	JPY	6,679,904	USD	78,583	(3,787)
State Street Bank	5/12/11	USD	134,925	SGD	169,533	3,593
UBS Securities LLC	5/12/11	JPY	15,141,914	CHF	162,800	1,528
UBS Securities LLC	6/9/11	USD	59,908	EUR	42,994	3,693
						$(15,693)

CHF — Swiss Franc

EAFE — Europe, Australasia, and the Far East

EUR — Euro

GBP — British Pound Sterling

JPY — Japanese Yen

KRW — Korean Won

MSCI — Morgan Stanley Capital International

MYR — Malaysian Ringgit

S&P — Standard & Poor’s

SGD — Singapore Dollar

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Equities
Domestic Equities	$2,257,365	$—	$—	$2,257,365
International Equities	2,275,274	—	—	2,275,274
	4,532,639	—	—	4,532,639
Fixed Income
Emerging Market Bonds	746,819	—	—	746,819
High Yield Bonds	1,258,488	—	—	1,258,488
	2,005,307	—	—	2,005,307

Commodities	1,581,579	—	—	1,581,579

Real Estate	394,728	—	—	394,728

Infrastructure	350,477	—	—	350,477

Private Equity	67,902	—	—	67,902

Short-Term Investment	240,943	—	—	240,943

Total Investments in Securities	$9,173,575	$—	$—	$9,173,575

Other Financial Instruments
Futures — Unrealized Appreciation	$8,878	$—	$—	$8,878
Forwards — Unrealized Appreciation	—	46,360	—	46,360
Forwards — Unrealized Depreciation	—	(62,053)	—	(62,053)
Total Other Financial Instruments	$8,878	$(15,693)	$—	$(6,815)

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

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Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2011 (unaudited)

	International Alpha Fund	International Multi-Cap Value Fund	Emerging Market Equity Fund
ASSETS
Investments in securities, at value — Note 2	$83,065,052	$17,108,154	$307,930,205
Cash	—	—	—
Foreign currency	32,950	3,062	—
Receivable for securities sold	—	65,209	435,515
Receivable for Fund shares sold	322,960	30,708	1,596,256
Dividends and tax reclaims receivable	579,778	128,213	732,250
Prepaid expenses	28,275	19,073	46,177
Due from Investment Advisor — Note 3	17,984	26,930	—
Unrealized appreciation on forward foreign currency contracts	—	71,793	—
Initial margin for futures contracts	—	—	—
Unrealized appreciation on spot foreign currency contracts	24,966	28,423	828,110
TOTAL ASSETS	84,071,965	17,481,565	311,568,513

LIABILITIES
Payable for securities purchased	—	64,247	690,041
Due to custodian	—	32	—
Foreign currency payable	—	—	182,730
Variation margin payable	—	—	—
Income distributions payable	—	—	—
Unrealized depreciation on spot foreign currency contracts	24,879	28,448	1,239,065
Unrealized depreciation on forward foreign currency contracts	—	96,915	—
Payable for Fund shares redeemed	27,637	—	307,654
Investment Advisory fees payable — Note 3	65,296	13,539	247,243
Sub-administration fees payable — Note 3	5,860	1,185	21,634
Trustees’ fees payable — Note 6	568	419	1,067
Distribution fees payable, Advisor Shares — Note 3	6,367	661	18,004
Accrued expenses and other liabilities	84,885	108,835	198,645
TOTAL LIABILITIES	215,492	314,281	2,906,083
NET ASSETS	$83,856,473	$17,167,284	$308,662,430

NET ASSETS
Capital paid-in	$76,435,255	$17,370,857	$252,082,808
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	(898,338)	76,849	480,541
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(5,566,926)	(2,157,475)	2,808,389
Accumulated foreign capital gains tax on appreciated securities	—	(6,900)	(406,587)
Net unrealized appreciation on investments	13,850,065	1,905,647	53,669,540
Net unrealized appreciation (depreciation) on futures	—	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	36,417	(21,694)	27,739
NET ASSETS	$83,856,473	$17,167,284	$308,662,430

Investor Shares:
Net assets	$51,711,715	$13,733,083	$213,178,273
Total shares outstanding at end of period	4,453,555	1,389,374	14,318,983
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$11.61	$9.88	$14.89
Advisor Shares:
Net assets	$32,144,758	$3,434,201	$95,484,157
Total shares outstanding at end of period	2,772,982	347,687	6,433,417
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$11.59	$9.88	$14.84
Cost of securities	$69,214,987	$15,202,507	$254,260,665
Cost (proceeds) of foreign currency	$32,949	$2,993	$(205,420)

The accompanying notes are an integral part of the financial statements.

U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund	North American Equity Fund	Total Return Fixed Income Fund

$194,840,938	$289,321,917	$506,424,773	$83,654,606
—	—	43,636	16,941
—	—	504	12,944
2,779,922	5,464,341	4,458,843	17,993,311
64,574	201,307	3,759	572
73,253	61,215	572,396	1,135,876
—	33,672	63,137	31,889
—	—	—	—
—	—	—	—
—	—	1,921,500	229,530
—	—	2,046	—
197,758,687	295,082,452	513,490,594	103,075,669

2,603,021	4,443,121	3,114,740	28,931,689
—	—	—	—
—	—	—	—
—	—	—	646,717
—	—	—	31,307
—	—	503	—
—	—	145,435	—
256,552	124,212	883	24,385
157,142	171,671	102,311	10,035
13,750	20,328	5,321	7,968
820	1,033	1,526	553
1,014	2,351	53	589
60,303	108,995	145,995	91,250
3,092,602	4,871,711	3,516,767	29,744,493
$194,666,085	$290,210,741	$509,973,827	$73,331,176

$146,116,172	$246,841,955	$517,737,781	$71,271,511
(185,235)	148,915	2,165,733	(105,764)
6,655,227	8,223,855	(75,499,026)	967,775
—	—	—	—
42,079,921	34,996,016	64,419,752	1,450,835
—	—	1,294,317	(257,585)
—	—	(144,730)	4,404
$194,666,085	$290,210,741	$509,973,827	$73,331,176

$191,010,382	$277,702,403	$509,794,990	$70,655,262
7,323,273	21,281,394	48,550,841	7,009,832

$26.08	$13.05	$10.50	$10.08

$3,655,703	$12,508,338	$178,837	$2,675,914
141,713	971,028	17,067	265,235

$25.80	$12.88	$10.48	$10.09
$152,761,017	$254,325,901	$442,005,021	$82,203,771
$—	$—	$504	$12,944

Schroder Mutual Funds

Statement of Assets and Liabilities

April 30, 2011 (unaudited)

Multi-Asset Growth Portfolio
ASSETS
Investments in securities, at value — Note 2	$6,639,018
Investments in affiliated securities, at value — Note 2	2,534,557
Cash	5,567
Initial margin for futures contracts	11,200
Unrealized appreciation on forward foreign currency contracts	46,360
Unrealized appreciation on spot foreign currency contracts	40,198
Dividends and tax reclaims receivable	10,197
Prepaid expenses	33,429
Due from Investment Advisor — Note 3	21,705
TOTAL ASSETS	9,342,231
LIABILITIES
Foreign currency payable	680
Unrealized depreciation on spot foreign currency contracts	34,731
Unrealized depreciation on forward foreign currency contracts	62,053
Trustees’ fees payable — Note 6	403
Investment advisory fees payable — Note 3	5,467
Sub-administration fees payable — Note 3	638
Distribution fees payable, A Shares — Note 3	688
Distribution fees payable, Advisor Shares — Note 3	941
Distribution fees payable, R Shares — Note 3	194
Accrued expenses and other liabilities	77,693
TOTAL LIABILITIES	183,488
NET ASSETS	$9,158,743
NET ASSETS
Capital paid-in	$18,192,814
Undistributed net investment income	72,857
Accumulated net realized loss on investments, affiliated investments, futures and foreign currency transactions	(10,740,122)
Net unrealized appreciation on investments and affiliated investments	1,640,009
Net unrealized appreciation on futures	8,878
Net unrealized depreciation on forward foreign currency contracts and foreign currency translations	(15,693)
NET ASSETS	$9,158,743
Investor Shares:
Net assets	$1,428,765
Total shares outstanding at end of period	152,464
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$9.37
A Shares:
Net assets	$2,741,854
Total shares outstanding at end of period	291,877
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$9.39
Maximum offering price per share ($9.39 ÷ 95.5%)	$9.83
Advisor Shares:
Net assets	$4,486,841
Total shares outstanding at end of period	479,145
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$9.36
R Shares:
Net assets	$501,283
Total shares outstanding at end of period	53,589
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$9.35
Cost of securities	$6,026,879
Cost of affiliated securities	$1,506,687
Proceeds of foreign currency	$(680)

The accompanying notes are an integral part of the financial statements.

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Schroder Mutual Funds

Statements of Operations

For the Period Ended April 30, 2011 (unaudited)

	International Alpha Fund	International Multi-Cap Value Fund
INVESTMENT INCOME
Dividend income	$1,044,879	$316,028
Interest income	—	—
Foreign taxes withheld	(106,753)	(28,264)
TOTAL INCOME	938,126	287,764
EXPENSES
Investment Advisory fees — Note 3	376,858	72,598
Distribution fees, Advisor Shares — Note 3	36,668	3,305
Distribution fees, A Shares — Note 3	—	—
Distribution fees, R Shares — Note 3	—	—
Sub-administration fees — Note 3	33,821	6,352
Trustees fees — Note 6	7,662	5,511
Transfer agent fees	47,363	45,216
Registration fees	14,984	16,617
Audit fees	17,725	16,545
Legal fees	24,684	17,774
Custodian fees	14,206	16,878
Insurance	9,737	6,955
Printing	7,508	5,128
Pricing fees	4,162	43,267
Other	3,596	10,438
TOTAL EXPENSES	598,974	266,584
Expenses waived by Investment Advisor — Note 3	(117,798)	(72,598)
Reimbursement from Investment Advisor	—	(107,192)
NET EXPENSES	481,176	86,794
NET INVESTMENT INCOME (LOSS)	456,950	200,970
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	7,719,187	905,236
Net realized gain on affiliated investments	—	—
Net realized gain (loss) on futures	—	(43,337)
Net realized gain (loss) on foreign currency transactions	(11,115)	13,541
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	7,708,072	875,440

Change in unrealized appreciation (depreciation) on investments	1,538,328	918,603
Change in unrealized depreciation on affiliated investments	—	—
Change in unrealized depreciation on futures	—	—
Change in unrealized on foreign capital gains tax on appreciated securities	—	(6,900)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	26,290	(24,589)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, forward foreign currency contracts and foreign currency translations	1,564,618	887,114
NET REALIZED AND UNREALIZED GAIN (LOSS)	9,272,690	1,762,554
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,729,640	$1,963,524

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Emerging Market Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund	North American Equity Fund	Total Return Fixed Income Fund	Multi-Asset Growth Portfolio

$2,844,166	$1,026,179	$1,153,182	$4,900,891	$—	$195,721
—	—	—	—	2,253,782	—
(247,933)	(2,611)	(2,216)	(28,407)	—	—
2,596,233	1,023,568	1,150,966	4,872,484	2,253,782	195,721

1,328,695	934,340	929,558	601,302	152,717	31,759
107,338	4,027	13,930	314	4,070	5,143
—	—	—	—	—	3,219
—	—	—	—	—	1,180
116,258	81,757	81,337	31,268	53,449	3,705
13,819	11,231	9,988	21,053	9,031	5,326
53,053	51,487	49,930	57,933	48,561	85,496
24,919	16,912	16,917	31,294	25,224	24,779
15,300	16,839	16,757	17,347	18,132	17,417
46,130	34,808	44,355	67,916	22,905	17,620
121,458	16,445	14,860	20,711	13,363	4,482
15,060	14,975	10,992	28,747	13,249	6,717
26,297	20,225	12,041	14,435	4,372	3,137
9,950	1,779	1,366	5,366	21,568	156
6,451	3,978	10,671	6,474	2,423	4,224
1,884,728	1,208,803	1,212,702	904,160	389,064	214,360
(116,514)	—	(222,725)	—	(140,643)	(31,759)
—	—	—	—	—	(130,716)
1,768,214	1,208,803	989,977	904,160	248,421	51,885
828,019	(185,235)	160,989	3,968,324	2,005,361	143,836

5,489,230	18,290,595	8,696,374	31,460,292	2,690 †	184,607
—	—	—	—	—	230,076
—	—	—	3,791,630	958,375	37,696
(86,021)	(1,213)	(736)	(787,652)	72,352	(30,898)

5,403,209	18,289,382	8,695,638	34,464,270	1,033,417	421,481

24,767,818	14,035,023	22,464,955	33,418,553	(2,186,774)	353,350
—	—	—	—	—	(49,995)
—	—	—	(995,913)	(214,119)	(5,304)
(406,587)	—	—	—	—	—
27,044	—	—	(137,645)	(48,736)	19,393

24,388,275	14,035,023	22,464,955	32,284,995	(2,449,629)	317,444
29,791,484	32,324,405	31,160,593	66,749,265	(1,416,212)	738,925
$30,619,503	$32,139,170	$31,321,582	$70,717,589	$589,149	$882,761

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Month Period Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010

	International Alpha Fund		International Multi-Cap Value Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$456,950	$408,545	$200,970	$361,490
Net realized gain on investments, futures and foreign currency transactions	7,708,072	5,626,787	875,440	640,382
Change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	1,564,618	4,307,126	887,114	856,357
Net increase in net assets resulting from operations	9,729,640	10,342,458	1,963,524	1,858,229

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,070,345)	(269,303)	(358,944)	(310,675)
Advisor Shares	(564,691)	(652,009)	(69,630)	(44,616)
Net realized gains:
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Total dividends and distributions	(1,635,036)	(921,312)	(428,574)	(355,291)

Share Transactions:
Investor Shares:
Sales of shares	7,065,455	29,731,581	1,562,524	312,808
Reinvestment of distributions	495,645	226,636	31,043	310,675
Redemption of shares	(7,241,551)	(3,818,042)	(148,073)	(79,997)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	6	416	—	—
Total increase (decrease) from Investor Share transactions	319,555	26,140,591	1,445,494	543,486
Advisor Shares:
Sales of shares	4,192,832	4,386,896	1,118,043	777,133
Reinvestment of distributions	520,745	629,776	32,922	44,484
Redemption of shares	(3,570,697)	(21,576,805)	(180,932)	(223,140)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	—	2,061	20	148
Total increase (decrease) from Advisor Share transactions	1,142,880	(16,558,072)	970,053	598,625
Net increase (decrease) in net assets from share transactions	1,462,435	9,582,519	2,415,547	1,142,111
Total increase in net assets	9,557,039	19,003,665	3,950,497	2,645,049
Net Assets
Beginning of period	74,299,434	55,295,769	13,216,787	10,571,738
End of period	$83,856,473	$74,299,434	$17,167,284	$13,216,787
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(898,338)	$279,748	$76,849	$304,453

The accompanying notes are an integral part of the financial statements.

Emerging Market Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010

$828,019	$1,066,501	$(185,235)	$(920,177)	$160,989	$(109,454)
5,403,209	3,087,680	18,289,382	22,355,404	8,695,638	4,482,718
24,388,275	22,682,108	14,035,023	11,259,018	22,464,955	8,926,889
30,619,503	26,836,289	32,139,170	32,694,245	31,321,582	13,300,153

(771,689)	(232,619)	—	—	—	—
(241,589)	(160,075)	—	—	—	—

(446,768)	—	—	—	(2,600,911)	—
(242,237)	—	—	—	(231,110)	—
(1,702,283)	(392,694)	—	—	(2,832,021)	—

60,202,881	112,693,987	6,768,548	9,119,019	155,417,401	84,184,389
1,034,252	162,214	—	—	1,879,721	—
(20,150,833)	(11,058,440)	(20,972,299)	(30,352,894)	(18,453,975)	(20,485,770)
—	—	—	—	—	—
494	15,485	311	1,070	98,930	1,349
41,086,794	101,813,246	(14,203,440)	(21,232,805)	138,942,077	63,699,968

21,255,190	91,866,519	414,395	351,739	2,200,988	5,788,842
467,446	157,498	—	—	220,154	—
(23,334,212)	(27,562,814)	(266,619)	(723,997)	(1,374,898)	(743,744)
—	—	—	—	—	—
12,825	38,739	—	—	772	527
(1,598,751)	64,499,942	147,776	(372,258)	1,047,016	5,045,625
39,488,043	166,313,188	(14,055,664)	(21,605,063)	139,989,093	68,745,593
68,405,263	192,756,783	18,083,506	11,089,182	168,478,654	82,045,746

240,257,167	47,500,384	176,582,579	165,493,397	121,732,087	39,686,341
$308,662,430	$240,257,167	$194,666,085	$176,582,579	$290,210,741	$121,732,087

$480,541	$665,800	$(185,235)	$—	$148,915	$(12,074)

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Month Period Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010

	North American Equity Fund		Total Return Fixed Income Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,968,324	$7,789,545	$2,005,361	$6,363,225
Net realized gain on investments, futures and foreign currency transactions	34,464,270	6,071,138	1,033,417 †	10,952,633 †
Change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	32,284,995	49,171,612	(2,449,629)	(2,004,790)
Net increase in net assets resulting from operations	70,717,589	63,032,295	589,149	15,311,068

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(6,799,965)	(6,697,194)	(1,955,590)	(6,399,877)
Advisor Shares	(2,261)	(1,744)	(49,679)	(204,227)
Net realized gains:
Investor Shares	—	—	(3,551,562)	(5,972,324)
Advisor Shares	—	—	(109,017)	(188,056)
Total dividends and distributions	(6,802,226)	(6,698,938)	(5,665,848)	(12,764,484)

Share Transactions:
Investor Shares:
Sales of shares	26,136,949	83,713,990	25,795,022	74,398,741
Reinvestment of distributions	5,772,543	4,892,614	4,803,326	11,301,057
Redemption of shares	(75,138,390)	(31,105,919)	(14,565,843)	(54,449,946)
Redemption of shares in-kind	—	—	(63,327,140)	(69,767,669)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Investor Share transactions	(43,228,898)	57,500,685	(47,294,635)	(38,517,817)
Advisor Shares:
Sales of shares	16,100	43,235	184,884	1,717,746
Reinvestment of distributions	2,261	1,744	138,888	319,565
Redemption of shares	(33,632)	(6,543)	(1,601,076)	(4,938,214)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Advisor Share transactions	(15,271)	38,436	(1,277,304)	(2,900,903)
Net increase (decrease) in net assets from share transactions	(43,244,169)	57,539,121	(48,571,939)	(41,418,720)
Total increase (decrease) in net assets	20,671,194	113,872,478	(53,648,638)	(38,872,136)
Net Assets
Beginning of period	489,302,633	375,430,155	126,979,814	165,851,950
End of period	$509,973,827	$489,302,633	$73,331,176	$126,979,814
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$2,165,733	$4,999,635	$(105,764)	$(105,856)

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Period Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010

	Multi-Asset Growth Portfolio
	Six Months Ended April 30, 2011	Year Ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$143,836	$168,135
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	421,481	320,845
Change in unrealized appreciation on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	317,444	452,391

Net increase in net assets resulting from operations	882,761	941,371

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(50,896)	(14,813)
A Shares	(92,340)	(51,806)
Advisor Shares	(146,331)	(73,802)
R Shares	(16,034)	(8,406)
Total dividends and distributions	(305,601)	(148,827)

Share Transactions:

Investor Shares:
Sales of shares	303,740	595,278
Reinvestment of distributions	16,335	14,813
Redemption of shares	(150,322)	(137,846)
Redemption of shares in-kind	—	95
Total increase from Investor Share transactions	169,753	472,340
A Shares:
Sales of shares	11,354	117,768
Reinvestment of distributions	92	45,079
Redemption of shares	(492)	(370,534)
Redemption of shares in-kind	—	24
Total increase (decrease) from A Share transactions	10,954	(207,663)
Advisor Shares:
Sales of shares	210,408	623,484
Reinvestment of distributions	5,563	73,802
Redemption of shares	(22,803)	(361,505)
Redemption of shares in-kind	—	—
Total increase from Advisor Share transactions	193,168	335,781
R Shares:
Reinvestment of distributions	—	8,406
Total increase from R Share transactions	—	8,406
Net increase in net assets from share transactions	373,875	608,864
Total increase in net assets	951,035	1,401,408
Net Assets
Beginning of period	8,207,708	6,806,300
End of period	$9,158,743	$8,207,708
Undistributed net investment income	$72,857	$234,622

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2011 (unaudited) and the Years or Periods Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
Investor Shares
2011*	$10.51	$0.07	(1)	$1.27		$1.34	$(0.24)	$—	$(0.24)
2010	9.00	0.08	(1)	1.60		1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
2007	10.64	0.11	(1)	2.78	†	2.89	(0.09)	—	(0.09)
2006	8.35	0.12		2.34		2.46	(0.17)	—	(0.17)
Advisor Shares
2011*	$10.47	$0.05	(1)	$1.28		$1.33	$(0.21)	$—	$(0.21)
2010	8.97	0.06	(1)	1.59		1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
2007	10.64	0.07	(1)	2.77	†	2.84	(0.08)	—	(0.08)
2006(b)	10.23	—	(c)	0.41	†	0.41	—	—	—
International Multi-Cap Value Fund
Investor Shares
2011*	$8.95	$0.13	(1)	$1.09		$1.22	$(0.29)	$—	$(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
2007	10.54	0.48		2.80		3.28	(0.11)	(0.06)	(0.17)
2006(d)	10.00	0.04		0.50		0.54	—	—	—
Advisor Shares
2011*	$8.94	$0.12	(1)	$1.09		$1.21	$(0.27)	$—	$(0.27)
2010	7.91	0.24	(1)	1.04		1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
2007	10.53	0.43		2.83	†	3.26	(0.11)	(0.06)	(0.17)
2006(d)	10.00	0.04		0.49		0.53	—	—	—
Emerging Market Equity Fund
Investor Shares
2011*	$13.42	$0.05	(1)	$1.52		$1.57	$(0.06)	$(0.04)	$(0.10)
2010	11.34	0.10	(1)	2.04		2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94	)†	(8.83)	(0.14)	(1.95)	(2.09)
2007	10.55	0.04		7.37		7.41	(0.05)	—	(0.05)
2006(e)	10.00	0.04		0.51		0.55	—	—	—
Advisor Shares
2011*	$13.36	$0.03	(1)	$1.53		$1.56	$(0.04)	$(0.04)	$(0.08)
2010	11.32	0.08	(1)	2.02		2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91	)†	(8.83)	(0.11)	(1.95)	(2.06)
2007	10.53	0.02		7.34		7.36	(0.03)	—	(0.03)
2006(e)	10.00	0.04		0.49		0.53	—	—	—
U.S. Opportunities Fund
Investor Shares
2011*	$21.94	$(0.02	)(1)	$4.16		$4.14	$—	$—	$—
2010	18.15	(0.11	)(1)	3.90		3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
2007	23.06	0.02	(1)	4.30	†	4.32	—	(1.98)	(1.98)
2006	19.66	—	(c)	4.15	†	4.15	—	(0.75)	(0.75)
Advisor Shares
2011*	$21.73	$(0.05	)(1)	$4.12		$4.07	$—	$—	$—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
2007	23.04	(0.04	)(1)	4.30	††	4.26	—	(1.98)	(1.98)
2006(b)	22.21	—	(c)	0.83		0.83	—	—	—

*	For the six months ended April 30, 2011 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
**	Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$11.61	13.04%	$51,712	1.15%	1.45%	1.28%	56%
10.51	18.90	46,392	1.15	1.63	0.82	101
9.00	35.28	15,878	1.15	1.75	1.82	109
6.73	(48.95)	15,876	1.25	1.61	1.26	88
13.44	27.38	28,483	1.25	1.54	0.92	112
10.64	29.86	22,962	1.25	2.45	1.68	76

$11.59	12.96%	$32,145	1.40%	1.71%	1.03%	56%
10.47	18.61	27,908	1.40	1.89	0.69	101
8.97	34.84	39,418	1.40	1.99	1.49	109
6.71	(49.04)	15,430	1.50	1.86	1.04	88
13.40	26.92	28,308	1.50	1.77	0.60	112
10.64	4.01	21,481	1.50	2.43	(0.03)	76

$9.88	14.06%	$13,733	1.15%	3.63%	2.76%	43%
8.95	16.96	11,049	1.15	4.56	3.20	90
7.91	48.45	9,230	1.15	5.49	3.23	140
5.61	50.61	7,274	1.25	3.65	3.92	50
13.65	31.56	12,479	1.25	3.85	2.97	58
10.54	5.40	9,484	1.25	8.61	2.30	7

$9.88	13.99%	$3,434	1.40%	3.87%	2.61%	43%
8.94	16.64	2,168	1.40	4.83	2.94	90
7.91	48.42	1,342	1.40	5.71	3.01	140
5.59	(50.78)	771	1.50	3.89	3.58	50
13.62	31.31	1,660	1.50	4.12	2.76	58
10.53	5.30	1,053	1.50	8.86	2.05	7

$14.89	11.79%	$213,178	1.25%	1.34%	0.71%	34%
13.42	18.97	152,681	1.25	1.53	0.82	75
11.34	62.38	33,479	1.25	2.61	1.34	91
6.99	(55.18)	16,312	1.72	2.51	0.53	123
17.91	70.50	27,774	1.75	2.68	0.37	107
10.55	5.50	12,767	1.87 **	4.88	0.88	49

$14.84	11.70%	$95,484	1.50%	1.59%	0.43%	34%
13.36	18.60	87,577	1.50	1.81	0.64	75
11.32	62.41	14,021	1.50	2.47	0.55	91
6.97	(55.25)	1,061	1.98	2.73	0.20	123
17.86	70.09	2,594	2.00	2.95	0.08	107
10.53	5.30	1,053	2.12 **	5.10	0.71	49

$26.08	18.87%	$191,010	1.29%	1.29%	(0.19)%	40%
21.94	20.88	173,625	1.33	1.33	(0.52)	57
18.15	14.95	162,694	1.40	1.40	(0.45)	64
15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
25.40	20.02	302,351	1.25	1.25	0.10	77
23.06	21.67	231,009	1.21	1.21	(0.11)	101

$25.80	18.73%	$3,656	1.54%	1.54%	(0.46)%	40%
21.73	20.66	2,957	1.58	1.58	(0.77)	57
18.01	14.64	2,800	1.65	1.65	(0.71)	64
15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
25.32	19.76	5,910	1.50	1.50	(0.17)	77
23.04	3.74	667	1.68	1.68	(0.31)	101

(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c)	Amount was less than $0.01 per share.
(d)	Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)	Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2011 (unaudited) and the Years or Periods Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2011*	$11.23	$0.01	(1)	$2.07	$2.08	$—	$(0.26)	$(0.26)
2010	9.37	(0.01	)(1)	1.87	1.86	—	—	—
2009	7.96	—	(1)(b)	1.41 †	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81)†	(3.85)	—	(0.75)	(0.75)
2007	10.25	(0.03	)(1)	2.35 †	2.32	(0.01)	—	(0.01)
2006(c)	10.00	—	(b)	0.25	0.25	—	—	—
Advisor Shares
2011*	$11.11	$—	(1)	$2.03	$2.03	$—	$(0.26)	$(0.26)
2010	9.29	(0.04	)(1)	1.86	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42 †	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81)†	(3.87)	—	(0.75)	(0.75)
2007	10.23	(0.05	)(1)	2.35 †	2.30	—	—	—
2006(c)	10.00	—	(b)	0.23	0.23	—	—	—
North American Equity Fund
Investor Shares
2011*	$9.20	$0.10		$1.35	$1.45	$(0.15)	$—	$(0.15)
2010	8.09	0.13		1.13	1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57	0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)	(4.15)	(0.28)	(1.51)	(1.79)
2007	12.63	0.31		1.49	1.80	(0.28)	(0.63)	(0.91)
2006	11.15	0.23		1.53	1.76	(0.10)	(0.18)	(0.28)
Advisor Shares
2011*	$9.17	$0.08		$1.35	$1.43	$(0.12)	$—	$(0.12)
2010	8.07	0.11		1.11	1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57	0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)	(4.18)	(0.24)	(1.51)	(1.75)
2007	12.61	0.19		1.56	1.75	(0.25)	(0.63)	(0.88)
2006(c)	11.84	0.22		0.55	0.77	—	—	—
Total Return Fixed Income Fund
Investor Shares
2011*	$10.50	$0.15		$(0.11)	$0.04	$(0.16)	$(0.30)	$(0.46)
2010	10.33	0.40		0.51	0.91	(0.40)	(0.34)	(0.74)
2009	9.57	0.37		1.01	1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)	0.19	(0.40)	(0.01)	(0.41)
2007	9.81	0.50		(0.03)	0.47	(0.49)	—	(0.49)
2006	9.85	0.48		(0.01)	0.47	(0.49)	(0.02)	(0.51)
Advisor Shares
2011*	$10.51	$0.15		$(0.12)	$0.03	$(0.15)	$(0.30)	$(0.45)
2010	10.34	0.37		0.51	0.88	(0.37)	(0.34)	(0.71)
2009	9.57	0.35		1.02	1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)	0.17	(0.38)	(0.01)	(0.39)
2007	9.82	0.47		(0.04)	0.43	(0.46)	—	(0.46)
2006	9.85	0.44		—	0.44	(0.45)	(0.02)	(0.47)
Multi-Asset Growth Portfolio
Investor Shares
2011*	$8.78	$0.16	(1)	$0.77	$0.93	$(0.34)	$—	$(0.34)
2010	7.92	0.19	(1)	0.86	1.05	(0.19)	—	(0.19)
2009	7.01	0.18	(1)	1.09	1.27	(0.36)	—	(0.36)
2008 (d)	10.00	0.16	(1)	(3.15)	(2.99)	—	—	—
A Shares
2011*	$8.79	$0.15	(1)	$0.77	$0.92	$(0.32)	$—	$(0.32)
2010	7.92	0.19	(1)	0.84	1.03	(0.16)	—	(0.16)
2009	7.00	0.21	(1)	1.05 †	1.26	(0.34)	—	(0.34)
2008 (d)	10.00	0.14	(1)	(3.14)†	(3.00)	—	—	—
Advisor Shares
2011*	$8.77	$0.15	(1)	$0.76	$0.91	$(0.32)	$—	$(0.32)
2010	7.91	0.18	(1)	0.86	1.04	(0.18)	—	(0.18)
2009	7.00	0.17	(1)	1.08 †	1.25	(0.34)	—	(0.34)
2008 (d)	10.00	0.14	(1)	(3.14)	(3.00)	—	—	—
R Shares
2011*	$8.75	$0.14	(1)	$0.76	$0.90	$(0.30)	$—	$(0.30)
2010	7.90	0.16	(1)	0.85	1.01	(0.16)	—	(0.16)
2009	6.98	0.15	(1)	1.09	1.24	(0.32)	—	(0.32)
2008 (d)	10.00	0.12	(1)	(3.14)	(3.02)	—	—	—

*	For the six months ended April 30, 2011 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
**	Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.
†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$13.05	18.78%	$277,702	1.05%	1.29%	0.18%	41%
11.23	19.85	111,939	1.05	1.52	(0.13)	122
9.37	17.71	36,103	1.05	2.32	(0.04)	75
7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
12.56	22.60	10,197	1.40	3.13	(0.23)	93
10.25	2.50	6,952	1.55 **	6.14	(0.05)	46

$12.88	18.52%	$12,508	1.30%	1.54%	0.04%	41%
11.11	19.59	9,793	1.30	1.77	(0.38)	122
9.29	17.45	3,584	1.30	2.33	(0.40)	75
7.91	(32.56)	230	1.64	3.01	(0.55)	92
12.53	22.48	1,420	1.65	3.37	(0.45)	93
10.23	2.30	512	1.79 **	6.89	(0.33)	46

$10.50	15.87%	$509,795	0.38%	0.38%	1.65%	42%
9.20	15.68	489,133	0.39	0.39	1.76	88
8.09	10.59	375,315	0.43	0.43	2.09	85
7.58	(34.81)	486,931	0.35	0.35	1.94	131
13.52	15.08	809,998	0.33	0.33	1.82	38
12.63	16.04	1,261,983	0.33	0.33	1.66	51

$10.48	15.71%	$179	0.73%	0.73%	1.29%	42%
9.17	15.27	170	0.74	0.74	1.41	88
8.07	10.28	116	0.78	0.78	1.69	85
7.55	(35.08)	102	0.70	0.70	1.57	131
13.48	14.66	133	0.68	0.68	1.41	38
12.61	6.50	107	0.68	0.68	1.17	51

$10.08	0.54%	$70,655	0.40%	0.63%	3.29%	267%
10.50	9.09	122,861	0.40	0.61	3.69	452
10.33	14.79	158,900	0.40	0.72	3.68	590
9.57	1.93	72,310	0.40	0.70	4.03	555
9.79	4.90	71,259	0.40	0.96	4.97	464
9.81	4.90	21,795	0.40	2.05	4.86	295

$10.09	0.42%	$2,676	0.65%	0.88%	3.05%	267%
10.51	8.82	4,118	0.65	0.87	3.47	452
10.34	14.61	6,952	0.65	0.98	3.39	590
9.57	1.67	996	0.65	0.95	3.78	555
9.79	4.53	852	0.65	1.48	4.73	464
9.82	4.56	1,060	0.65	2.37	4.59	295

$9.37	10.94%	$1,429	1.00%	4.84%	3.63%	38%
8.78	13.55	1,173	1.17	5.63	2.34	40
7.92	19.49	607	1.25	6.30	2.53	45
7.01	(29.90)	354	1.25	3.80 (e)	1.91	151

$9.39	10.78%	$2,742	1.25%	5.09%	3.38%	38%
8.79	13.21	2,555	1.44	5.95	2.30	40
7.92	19.13	2,496	1.50	4.58	3.11	45
7.00	(30.00)	18,320	1.50	4.06 (e)	1.65	151

$9.36	10.71%	$4,487	1.25%	5.09%	3.36%	38%
8.77	13.34	4,011	1.43	5.93	2.23	40
7.91	19.11	3,288	1.50	6.27	2.42	45
7.00	(30.00)	2,660	1.50	4.06 (e)	1.66	151

$9.35	10.60%	$501	1.50%	5.34%	3.14%	38%
8.75	12.98	469	1.68	6.19	2.01	40
7.90	18.92	415	1.75	6.49	2.18	45
6.98	(30.20)	349	1.75	4.30 (e)	1.41	151

(b)	Amount was less than $0.01 per share.
(c)	Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d)	Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)

If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, 3.46%, and 3.71% for the Investor Shares, A Shares, Advisor Shares and R Shares, respectively.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2011 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into three separate series: Schroder North American Equity Fund, Schroder QEP Global Value Fund and Schroder QEP Global Quality Fund (collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series: Schroder International Multi-Cap Value Fund (formerly Schroder International Diversified Value Fund), Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”).  On April 1, 2011, Schroder U.S. Small and Mid Cap Opportunities Fund closed to new investors.

As of the date of these Financial Statements, Schroder QEP Global Value Fund had not yet commenced operations.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with GAAP.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid-market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price.  Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments (“high yield debt”) will ordinarily be valued at prices supplied by a Fund’s pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation that approximates market value, pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in registered investment companies are priced at each fund’s daily net asset value. The assets of Schroder Multi-Asset Growth Portfolio include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Multi-Cap Value and Schroder Emerging Market Equity Funds use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, securities that have been fair valued by a third-party vendor as discussed above for Schroder International Alpha, Schroder International Multi-Cap Value and Schroder Emerging Market Equity Funds, are considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For the period ended April 30, 2011, there have been no significant changes to the Funds’ fair valuation methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to continue to qualify as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the six month period ended April 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Schroder Total Return Fixed Income Fund purchased securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: Schroder International Alpha and Schroder Emerging Market Equity Funds invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

MORTGAGE DOLLAR ROLLS: Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc. (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, A Shares, Advisor Shares and R Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 29, 2012, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	A Shares	R Shares
Schroder International Alpha Fund	0.975%	1.15%	1.40%	N/A	N/A
Schroder International Multi-Cap Value Fund	1.00%	1.15%	1.40%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A	N/A
Schroder Multi-Asset Growth Portfolio *	0.75%	1.00%	1.25%	1.25%	1.50%

* SIMNA has contractually agreed, until February 29, 2012, to reduce its Management fee by 0.33%.

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Emerging Market Equity Fund, Schroder North American Equity Fund and Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors LLC (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for Schroder North American Equity Fund. SIMNA provides certain administration services to Schroder International Alpha Fund and Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in Schroder International Alpha and Schroder U.S. Opportunities Funds’ advisory fees.

Effective November 1, 2010, under amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, pay fees to SEI based on the combined average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

Prior to November 1, 2010, under sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SST Funds paid fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets; 0.07% on the next $1 billion of such assets; 0.06% on the next $2 billion of such assets; and 0.05% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such expenses. Effective January 29, 2005, as amended November 1, 2010, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ A Shares, Advisor Shares and R Shares: A Shares and Advisor Shares: up to 0.25% of the average net assets attributable to its A Shares or Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares; R Shares: up to 0.50% of the average daily net assets attributable to the R Shares.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative Instruments and Hedging Activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

FAIR VALUE OF DERIVATIVE INSTRUMENTS: The fair value of derivative instruments as of April 30, 2011, was as follows:

Schroder International Alpha Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$880,690	Investments in securities, at value	$—
Total derivatives not accounted for as hedging instruments		$880,690		$—

Schroder International Multi-Cap Value Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$71,793	Unrealized depreciation on forward foreign currency contracts	$(96,915)
Total derivatives not accounted for as hedging instruments		$71,793		$(96,915)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

Schroder Emerging Market Equity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$5,929,757	Investments in securities, at value	$—
Total derivatives not accounted for as hedging instruments		$5,929,757		$—

Schroder North American Equity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on futures contracts	$1,294,317	Unrealized depreciation on futures contracts	$—
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	(145,435)
Total derivatives not accounted for as hedging instruments		$1,294,317		$(145,435)

Schroder Total Return Fixed Income Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on futures contracts	$46,795	Unrealized depreciation on futures contracts	$(304,380)
Interest rate contracts	Investments in options, at value	3,125	Investments in options, at value	$—
Total derivatives not accounted for as hedging instruments		$49,920		$(304,380)

Schroder Multi-Asset Growth Portfolio

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$46,360	Unrealized appreciation on forward foreign currency contracts	$(62,053)
Equity contracts	Unrealized appreciation on futures contracts	8,878	Unrealized depreciation on futures contracts	—
Total derivatives not accounted for as hedging instruments		$55,238		$(62,053)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2011, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Schroder International Alpha Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$54,820	$54,820
Total	$54,820	$54,820

Schroder International Multi-Cap Value Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Equity contracts	$(43,337)	$—	$(43,337)
Foreign exchange contracts	—	20,911	20,911
Total	$(43,337)	$20,911	$(22,426)

Schroder North American Equity Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Equity contracts	$3,791,630	$—	$3,791,630
Foreign exchange contracts	—	(797,315)	(797,315)
Total	$3,791,630	$(797,315)	$2,994,315

Schroder Total Return Fixed Income Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Interest rate contracts	$928,375	$928,375
Total	$928,375	$928,375

Schroder Multi-Asset Growth Portfolio

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Equity contracts	$37,696	$—	$37,696
Foreign exchange contracts	—	(44,250)	(44,250)
Total	$37,696	$(44,250)	$(6,554)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

Change in unrealized appreciation (depreciation) on derivatives recognized as income:

Schroder International Alpha Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$(180,946)	$(180,946)
Total	$(180,946)	$(180,946)

Schroder International Multi-Cap Value Fund

Derivatives not accounted for as Hedging Instruments	Forward foreign currency contracts	Total
Foreign exchange contracts	$(25,122)	$(25,122)
Total	$(25,122)	$(25,122)

Schroder Emerging Market Equity Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$499,954	$499,954
Total	$499,954	$499,954

Schroder North American Equity Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Equity contracts	$(995,913)	$—	$(995,913)
Foreign exchange contracts	—	(140,200)	(140,200)
Total	$(995,913)	$(140,200)	$(1,136,113)

Schroder Total Return Fixed Income Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Options	Total
Interest rate contracts	$(214,119)	$(9,819)	$(223,938)
Total	$(214,119)	$(9,819)	$(223,938)

Schroder Multi-Asset Growth Portfolio

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Equity contracts	$(5,304)	$—	$(5,304)
Foreign exchange contracts	—	22,779	22,779
Total	$(5,304)	$22,779	$17,475

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

NOTE 5 — REDEMPTION FEES

Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the period ended April 30, 2011 were as follows:

Schroder International Alpha Fund	$6
Schroder International Multi-Cap Value Fund	20
Schroder Emerging Market Equity Fund	13,319
Schroder U.S. Opportunities Fund	311
Schroder U.S. Small and Mid Cap Opportunities Fund	99,702

NOTE 6 — TRANSACTIONS WITH AFFILIATES

TRUSTEES’ FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2010, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the period ended April 30, 2011, were as follows:

	Purchases	Sales and Maturities

Schroder International Alpha Fund	$42,579,542	$43,259,644
Schroder International Multi-Cap Value Fund	8,080,726	6,191,902
Schroder Emerging Market Equity Fund	129,711,997	91,302,668
Schroder U.S. Opportunities Fund	67,594,401	83,703,143
Schroder U.S. Small and Mid Cap Opportunities Fund	184,350,789	69,135,503
Schroder North American Equity Fund	153,923,456	192,231,537
Schroder Multi-Asset Growth Portfolio	3,549,763	3,096,021
Schroder Total Return Fixed Income Fund	49,641,443	63,177,482

Purchases and proceeds from sales and maturities of U.S. government securities for the period ended April 30, 2011, were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$274,234,352	$306,052,997

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2010, Schroder Total Return Fixed Income Fund realized gains from in-kind redemptions of $2,493,006.  For the period ended April 30, 2011, Schroder Total Return Fixed Income Fund realized gains from in-kind redemptions of $963,090.

Investments made by Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company’s shares for Schroder Multi-Asset Growth Portfolio is as follows:

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains	Income from Affiliated Investments
Schroder International Alpha Fund	$3,835	$51,380	$19,444	$3,835
Schroder International Multi-Cap Value Fund	20,209	121,774	16,052	20,209
Schroder Emerging Market Equity Fund	2,533	142,956	60,851	2,533
Schroder U.S. Small and Mid Cap Opportunities Fund	35,795	282,914	133,729	—

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2010, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder International Alpha Fund	$152,210	$(152,210)	$—
Schroder International Multi-Cap Value Fund	41,622	(41,622)	—
Schroder Emerging Market Equity Fund	(274,631)	274,631	—
Schroder U.S. Opportunities Fund	920,177	(24,083)	(896,094)
Schroder U.S. Small and Mid Cap Opportunities Fund	110,614	(12,211)	(98,403)
Schroder North American Equity Fund	(1,164,065)	1,166,092	(2,027)
Schroder Total Return Fixed Income Fund	239,610	(2,732,616)	2,493,006
Schroder Multi-Asset Growth Portfolio	144,454	(144,454)	—

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2010 and October 31, 2009 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder International Alpha Fund
2010	$921,312	$—	$921,312
2009	333,371	—	333,371
Schroder International Multi-Cap Value Fund
2010	355,291	—	355,291
2009	387,653	—	387,653
Schroder Emerging Market Equity Fund
2010	392,694	—	392,694
2009	14,779	—	14,779
Schroder U.S. Opportunities Fund
2010	—	—	—
2009	—	—	—
Schroder U.S. Small and Mid Cap Opportunities Fund
2010	—	—	—
2009	—	—	—
Schroder North American Equity Fund
2010	6,698,938	—	6,698,938
2009	12,821,224	—	12,821,224
Schroder Total Return Fixed Income Fund
2010	11,879,530	884,954	12,764,484
2009	5,527,511	476,922	6,004,433
Schroder Multi-Asset Growth Portfolio
2010	148,827	—	148,827
2009	789,551	—	789,551

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder International Alpha Fund	$1,593,846	$—	$(12,851,490)	$10,590,132	$(5,874)	$(673,386)
Schroder International Multi-Cap Value Fund	397,493	—	(2,987,042)	878,676	(27,650)	(1,738,523)
Schroder Emerging Market Equity Fund	1,518,225	—	(836,401)	26,996,875	(16,297)	27,662,402
Schroder U.S. Opportunities Fund	—	—	(11,578,860)	27,989,593	10	16,410,743
Schroder U.S. Small and Mid Cap Opportunities Fund	2,831,977	—	—	12,059,323	(12,075)	14,879,225
Schroder North American Equity Fund	5,082,677	—	(100,508,623)	23,829,636	(83,007)	(71,679,317)
Schroder Total Return Fixed Income Fund	3,187,332	722,119	—	3,582,348	(355,435)	7,136,364
Schroder Multi-Asset Growth Portfolio	228,245	—	(10,535,338)	666,027	29,835	(9,611,231)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

As of October 31, 2010, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows, except for Schroder Emerging Market Equity Fund, which may be subject to annual limitations:

	October 31,
	2016	2017

Schroder International Alpha Fund	$1,214,222	$11,637,268
Schroder International Multi-Cap Value Fund	—	2,987,042
Schroder Emerging Market Equity Fund	—	836,401
Schroder U.S. Opportunities Fund	—	11,578,860
Schroder North American Equity Fund	31,348,322	69,160,301
Schroder Multi-Asset Growth Portfolio	3,072,350	7,462,988

During the year ended October 31, 2010, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder International Alpha Fund	$5,283,396
Schroder International Multi-Cap Value Fund	617,914
Schroder Emerging Market Equity Fund	3,269,222
Schroder U.S. Opportunities Fund	22,058,080
Schroder U.S. Small and Mid Cap Opportunities Fund	1,694,716
Schroder North American Equity Fund	9,984,406
Schroder Multi-Asset Growth Portfolio	120,068

At April 30, 2011, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder International Alpha Fund	$69,214,987	$14,430,349	$(580,284)	$13,850,065
Schroder International Multi-Cap Value Fund	15,202,507	2,395,539	(489,892)	1,905,647
Schroder Emerging Market Equity Fund	254,260,665	56,831,719	(3,162,179)	53,669,540
Schroder U.S. Opportunities Fund	152,761,017	46,369,273	(4,289,352)	42,079,921
Schroder U.S. Small and Mid Cap Opportunities Fund	254,325,901	35,480,899	(484,883)	34,996,016
Schroder North American Equity Fund	442,005,021	79,160,571	(14,740,819)	64,419,752
Schroder Total Return Fixed Income Fund	82,203,771	1,750,710	(299,875)	1,450,835
Schroder Multi-Asset Growth Portfolio	7,533,566	1,643,097	(3,088)	1,640,009

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Multi-Cap Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha and Schroder International Multi-Cap Value may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2011 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder International Alpha Fund	4	82.08%
Schroder International Multi-Cap Value Fund	4	86.52
Schroder Emerging Market Equity Fund	6	63.09
Schroder U.S. Opportunities Fund	3	76.28
Schroder U.S. Small and Mid Cap Opportunities Fund	3	82.84
Schroder North American Equity Fund	2	87.56
Schroder Total Return Fixed Income Fund	5	71.53
Schroder Multi-Asset Growth Portfolio	6	90.57

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the period ended April 30, 2011.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Six Month period Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010, were as follows:

	International Alpha Fund		International Multi-Cap Value Fund		Emerging Market Equity Fund
	2011	2010	2011	2010	2011	2010
Investor Shares:
Sales of shares	653,735	3,034,459	166,872	38,779	4,336,924	9,328,153
Reinvestment of distributions	47,339	24,239	3,560	39,426	76,839	13,395
Redemption of shares	(662,951)	(408,244)	(16,093)	(10,036)	(1,474,568)	(912,952)
Net increase in Investor Shares	38,123	2,650,454	154,339	68,169	2,939,195	8,428,596
Advisor Shares:
Sales of shares	392,353	475,440	120,693	95,234	1,532,155	7,580,351
Reinvestment of distributions	49,737	67,428	3,776	5,638	34,806	13,038
Redemption of shares	(333,811)	(2,270,844)	(19,355)	(28,034)	(1,687,133)	(2,278,788)
Net increase (decrease) in Advisor Shares	108,279	(1,727,976)	105,114	72,838	(120,172)	5,314,601

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		North American Equity Fund
	2011	2010	2011	2010	2011	2010
Investor Shares:
Sales of shares	279,545	447,471	12,651,559	8,095,115	2,629,454	9,782,983
Reinvestment of distributions	—	—	161,627	—	605,088	578,323
Redemption of shares	(868,530)	(1,501,173)	(1,497,550)	(1,980,904)	(7,845,360)	(3,582,781)
Net increase (decrease) in Investor Shares	(588,985)	(1,053,702)	11,315,636	6,114,211	(4,610,818)	6,778,525
Advisor Shares:
Sales of shares	16,941	17,209	184,698	568,099	1,653	4,777
Reinvestment of distributions	—	—	19,144	—	237	206
Redemption of shares	(11,326)	(36,523)	(114,350)	(72,187)	(3,371)	(756)
Net increase (decrease) in Advisor Shares	5,615	(19,314)	89,492	495,912	(1,481)	4,227

Schroder Mutual Funds

Notes to Financial Statements (concluded)

April 30, 2011 (unaudited)

	Total Return Fixed Income Fund
	2011	2010
Investor Shares:
Sales of shares	2,585,872	7,159,758
Reinvestment of distributions	480,839	1,109,605
Redemption of shares	(1,461,078)	(5,256,665)
Redemption of shares in-kind	(6,301,208)	(6,682,727)
Net decrease in Investor Shares	(4,695,575)	(3,670,029)
Advisor Shares:
Sales of shares	18,120	164,994
Reinvestment of distributions	13,890	31,501
Redemption of shares	(158,784)	(476,605)
Redemption of shares in-kind	—	—
Net decrease in Advisor Shares	(126,774)	(280,110)

	Multi-Asset Growth Portfolio
	2011	2010
Investor Shares:
Sales of shares	34,063	71,681
Reinvestment of distributions	1,911	1,859
Redemption of shares	(17,038)	(16,666)
Net increase in Investor Shares	18,936	56,874
A Shares:
Sales of shares	1,271	14,361
Reinvestment of distributions	11	5,635
Redemption of shares	(57)	(44,463)
Net increase (decrease) in A Shares	1,225	(24,467)
Advisor Shares:
Sales of shares	23,507	77,451
Reinvestment of distributions	651	9,260
Redemption of shares	(2,571)	(44,502)
Net increase in Advisor Shares	21,587	42,209
R Shares:
Reinvestment of distributions	—	1,054
Net increase in R Shares	—	1,054

NOTE 13 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2011.

CONTINGENT LIABILITY:  After the reporting period, in May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.).  The Litigation Trustee seeks to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers under section 548 of the U.S. Bankruptcy Code, alleging that the Schroders US Mutual Funds received $2,045,424 in such payments.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder US mutual fund that received such a payment.  The Schroder North American Equity Fund intends to join in motions to dismiss that have previously been filed by other defendants.  The possible outcome of the action is currently uncertain.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,130.40	1.15%	$6.07
Advisor Shares	1,000.00	1,129.60	1.40	7.39
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.09	1.15%	$5.76
Advisor Shares	1,000.00	1,017.85	1.40	7.00

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,140.60	1.15%	$6.10
Advisor Shares	1,000.00	1,139.90	1.40	7.43
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.09	1.15%	$5.76
Advisor Shares	1,000.00	1,017.85	1.40	7.00

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,117.90	1.25%	$6.56
Advisor Shares	1,000.00	1,117.00	1.50	7.87
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.60	1.25%	$6.26
Advisor Shares	1,000.00	1,017.36	1.50	7.50

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,188.70	1.29%	$7.00
Advisor Shares	1,000.00	1,187.30	1.54	8.35
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.40	1.29%	$6.46
Advisor Shares	1,000.00	1,017.16	1.54	7.70

Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,187.80	1.05%	$5.70
Advisor Shares	1,000.00	1,185.20	1.30	7.04
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.59	1.05%	$5.26
Advisor Shares	1,000.00	1,018.35	1.30	6.51

Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,158.70	0.38%	$2.03
Advisor Shares	1,000.00	1,157.10	0.73	3.90
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.91	0.38%	$1.91
Advisor Shares	1,000.00	1,021.17	0.73	3.66

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,005.40	0.40%	$1.99
Advisor Shares	1,000.00	1,004.20	0.65	3.23
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.81	0.40%	$2.01
Advisor Shares	1,000.00	1,021.57	0.65	3.26

Disclosure of Fund Expenses (unaudited) — (concluded)

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Multi-Asset Growth Portfolio
Actual Expenses
Investor Shares	$1,000.00	$1,109.40	1.00%	$5.23
A Shares	1,000.00	1,107.80	1.25	6.53
Advisor Shares	1,000.00	1,107.10	1.25	6.53
R Shares	1,000.00	1,106.00	1.50	7.83
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.84	1.00%	$5.01
A Shares	1,000.00	1,018.60	1.25	6.26
Advisor Shares	1,000.00	1,018.60	1.25	6.26
R Shares	1,000.00	1,017.36	1.50	7.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Notes

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella James D. Vaughn

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware)
Schroder Series Trust
Schroder Global Series Trust
P.O. Box 8507
Boston, MA 02266
(800) 464-3108

54841

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2011 through April 30, 2011 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer

Date: June 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: June 30, 2011

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer
Date: June 30, 2011

*     Print the name and title of each signing officer under his or her signature.